UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

SOLAR ENERTECH CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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March 31, 2008

Dear Stockholder:

You are cordially invited to attend this year’s annual meeting of stockholders on May 5, 2008 at 4:00 p.m. The meeting will be held at the Silicon Valley office of DLA Piper US LLP, counsel to the company, located at 2000 University Avenue, East Palo Alto, California 94303. The meeting will commence with a discussion and voting on matters set forth in the accompanying Notice of Annual Meeting of Stockholders followed by presentations and a report on Solar Enertech Corp.’s 2007 performance.

The Notice of Annual Meeting of Stockholders and a Proxy Statement, which more fully describe the formal business to be conducted at the meeting, follow this letter. A copy of our Annual Report to Stockholders is also enclosed for your information.

Whether or not you plan to attend the meeting, your vote is important and we encourage you to vote promptly. After reading the Proxy Statement, please promptly mark, sign and date the enclosed proxy card and return it in the prepaid envelope provided.

We look forward to seeing you at the annual meeting.

Sincerely yours,

Leo Shi Young
President and Chief Executive Officer

1600 ADAMS DRIVE, MENLO PARK, CA 94025

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 5, 2008

TO THE STOCKHOLDERS:

Notice is hereby given that the annual meeting of the stockholders of Solar Enertech Corp., a Nevada corporation (“Solar Enertech” or the “Company”), will be held on May 5, 2008, at 4:00 p.m. local time, at the Silicon Valley office of DLA Piper US LLP, counsel to the Company, located at 2000 University Avenue, East Palo Alto, California 94303, for the following purposes:

1. To elect five (5) directors to hold office until their respective successors are elected and qualified.

2. To ratify the appointment of Ernst & Young Hua Ming as our independent auditors for the fiscal year ending September 30, 2008.

3. To approve the amendment and restatement of our 2007 Equity Incentive Plan.

4. To approve an Agreement and Plan of Merger pursuant to which Solar Enertech will reincorporate from the State of Nevada to the State of Delaware.

5. To approve an increase in the amount of the Company’s authorized shares of common stock from two hundred million (200,000,000) to four hundred million (400,000,000).

6. To approve any adjournments of the meeting to another time or place, if necessary in the judgment of the proxy holders, for the purpose of soliciting additional proxies in favor of any of the foregoing proposals.

7. To transact such other business as may properly come before the meeting.

Stockholders of record at the close of business on March 7, 2008 are entitled to notice of, and to vote at, this meeting and any adjournment or postponement.

Under Chapter 92A of the Nevada Revised Statutes (“NRS”), stockholders are entitled to assert dissenter’s rights under NRS 92A.300 to 92A.500 (the “Rights of Dissenting Owners Statutes”) and obtain the fair value of the stockholder’s shares if the reincorporation proposal is approved and the stockholder complies with the Rights of Dissenting Owners Statutes. A copy of NRS 92A.300 to 92A.500 is attached as Annex E to the accompanying Proxy Statement.

By order of the Board of Directors,

Anthea Chung
Secretary

March 31, 2008

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

The accompanying proxy is solicited by the Board of Directors of Solar Enertech Corp., a Nevada corporation (the “Company”), for use at its annual meeting of stockholders to be held on May 5, 2008, or any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement and the enclosed proxy are being mailed to stockholders on or about March 31, 2008.

SOLICITATION AND VOTING

Voting Securities. Only stockholders of record as of the close of business on March 7, 2008 will be entitled to vote at the meeting and any adjournment thereof. As of that time, we had 108,265,463 shares of Common Stock outstanding, all of which are entitled to vote with respect to all matters to be acted upon at the annual meeting. Each stockholder of record as of that date is entitled to one vote for each share of Common Stock held by him or her. The Bylaws of the Company (the “Bylaws”) provide that a majority of all of the shares of the stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting. Except as noted below, votes for and against, abstentions and “broker non-votes” will each be counted as present for purposes of determining the presence of a quorum.

Broker Non-Votes. A broker non-vote occurs when a broker submits a proxy card with respect to shares held in a fiduciary capacity (generally referred to as being held in “street name”) but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include the election of directors, increases in authorized common stock for general corporate purposes and ratification of auditors. Non-routine matters include amendments to stock plans and mergers. Since the proposal to amend and restate our 2007 Equity Incentive Plan (the “2007 Plan”) and the proposal to approve the reincorporation are not routine matters, for those stockholders who hold their shares in street name, their brokers will not have the discretion to vote such shares and those stockholders who hold their shares in street name will need to instruct their brokers on how their shares shall be voted.

Solicitation of Proxies. We will bear the cost of soliciting proxies. In addition to soliciting stockholders by mail through our employees, we will request banks, brokers and other custodians, nominees and fiduciaries to solicit customers for whom they hold our stock and will reimburse them for their reasonable, out-of-pocket costs. We may use the services of our officers, directors and others to solicit proxies, personally or by telephone, without additional compensation.

Voting of Proxies. All valid proxies received before the meeting will be exercised. All shares represented by a proxy will be voted, and where a proxy specifies a stockholder’s choice with respect to any matter to be acted upon, the shares will be voted in accordance with that specification. If no choice is indicated on the proxy, the shares will be voted in favor of the proposal. A stockholder giving a proxy has the power to revoke his or her proxy at any time before it is exercised by delivering to the Secretary of the Company a written instrument revoking the proxy or a duly executed proxy with a later date, or by attending the meeting and voting in person.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Bylaws provide that the Board of Directors of the Company shall be set at one unless and until changed by the Board of Directors. Since the adoption of the Bylaws, the Board of Directors of the Company has increased the authorized number of directors to be five members. At each annual meeting of stockholders, directors are elected.

The terms of all of the directors will expire on the date of the upcoming annual meeting. Despite the expiration of a director’s term, the director continues to serve until his or her successor is elected and qualified or until there is a decrease in the authorized number of directors. Accordingly, five persons are to be elected to serve as directors. Management’s nominees for election by the stockholders to those five positions are current members of the Board of Directors: Leo Shi Young, Shi Jian Yin, Kevin Koy, Robert Coackley and Donald Morgan. If elected, the nominees will serve as directors until our annual meeting of stockholders in 2009 and until their successors are elected and qualified. If any of the nominees declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election (although we know of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominees as we may designate.

If a quorum is present and voting, the directors receiving the highest number of votes will be elected. Abstentions and broker non-votes have no effect on the vote. The Company’s Articles of Incorporation does not provide for cumulative voting in the election of directors.

The Board of Directors recommends a vote “FOR” the nominees named above.

The following table sets forth, for our current directors, including the nominees to be elected at this meeting, information with respect to their ages and background. There are no family relationships among our executive officers and directors.

Name	Position	Age	Director Since

Leo Shi Young	Director, President and Chief Executive Officer	53	2006

Shi Jian Yin	Director, Vice-President and Chief Operating Officer	51	2006

Donald Morgan	Director	62	2007

Kevin Koy	Director	48	2007

Robert Coackley	Director	72	2008

MR. LEO SHI YOUNG, Director, President and Chief Executive Officer since April 2006

Prior to becoming our President and Chief Executive Officer, Mr. Young was the co-founder, President and Chief Executive Officer of InfoTech Essentials Inc., an energy-saving technology company in China from 2001 to 2006. Mr. Young was a senior member of the California trade delegation to China in 2005, headed by Governor Arnold Schwarzenegger, and currently serves as an organizing committee member of China’s National Renewable Energy Forum. Mr. Young holds an MBA from Fordham University, New York (2005); an MA from the School of the Art Institute of Chicago (1985); and a BA from Tsinghua University of Beijing (1982).

MR. SHI JIAN YIN, Director, Vice President and Chief Operating Officer since May 2006

Prior to joining us in May of 2006, Mr. Yin was the founder and General Manager of Shanghai TopSolar Inc. Mr. Yin’s business experience includes management positions at Shanghai Jiaotong University Gofly Group Co., Ltd., Shanghai Fenghuang Co., Ltd., Beijing Green Environment Technology Co., Ltd., as well as a number of senior positions at Shanghai Fenghuang Co., Ltd. Mr. Yin was awarded two Science and Technology Awards by the Chinese government for his research accomplishments. Mr. Yin earned his MBA (1992) and BA (1988) from Shanghai University of Communications, majoring in Engineering and Material Science.

KEVIN KOY, Director since September 2007

Mr. Koy joined our board in September 2007. Mr. Koy has over 20 years experience in business management and development. Since 2004, Mr. Koy has been managing Old World Homes, LLC, an innovative construction firm he co-founded. From 2002 to 2004, Mr. Koy was the Director of Corporation Development, Business School, University of Chicago and Director, External Affairs, Chemistry, of Northwestern University. These positions were supported by his entrepreneur background and experience which includes positions as CEO of Northfield Consulting Group; CEO of Dauphin Technologies, Inc., the first hand-held computer company; CEO of VictorMaxx technologies, Inc., a virtual reality computing company, and Market Logic Group Ltd. Mr. Koy holds a BA degree from Grinnell College in Grinnell, Iowa.

DONALD MORGAN, Director since September 2007

Mr. Morgan joined our board in September 2007. Mr. Morgan has served as a senior financial executive for over 30 years. He has worked with U.S. and international companies ranging from small cap to Fortune 500. At present, Mr. Morgan is a financial consultant employed by OSIsoft, a private software and database company. From 2005 until his retirement in 2006, Mr. Morgan was Chief Financial Officer of RAE Systems Inc. Mr. Morgan worked as consultant for Armanino McKenna, LLP, a public accounting firm from September 2004 until he joined RAE Systems in January 2005. Mr. Morgan was also Chief Financial Officer of Larscom Incorporated (from 1999 to 2004) and Inrange Technologies Corporation (from 1991 to 1997). He began his financial career at Unisys Corporation. Mr. Morgan holds a B.S. degree in Business Administration from Northeastern University and a M.S. degree in Finance from the University of Illinois.

ROBERT COACKLEY, Director since February 2008

Mr. Coackley joined our board in February 2008. Mr. Coackley has been President and Chief Executive Officer at several public and private technology companies. He is currently Chief Executive Officer and a member of the board of directors of IP Video Networks, Inc., based in San Diego, California. Mr. Coackley is also President of CEO Excel. Mr. Coackley also currently serves as the Chairman of the board of directors at OFID Micro Devices, Inc. and as a director at Swapstar, Inc., both private companies. Mr. Coackley teaches Business Finance and Business Valuation at UC Berkeley Extension. Mr. Coackley holds a B. Sc. Honors Degree in Electrical Engineering from City University, London, England.

CORPORATE GOVERNANCE

Director Independence

The Board of Directors is presently comprised of Leo Shi Young, Shi Jian Yin, Donald Morgan, Kevin Koy and Robert Coackley. Of such directors, Robert Coackley, Kevin Koy and Donald Morgan are each an “independent director” as such term is defined in Marketplace Rule 4200(a)(15) of the listing standards of the NASDAQ Stock Market. The Company was not a party to any transaction, relationship or other arrangement with any of its “independent directors” that was considered by our Board of Directors under Marketplace Rule 4200(a)(15) in the determination of such director’s independence.

Committees and Meeting Attendance

In February of 2008, the Board of Directors formed an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Each of these committees operates under a written charter adopted by the Board. Copies of these charters are available on our website at www.solarenertech.com. The Board of Directors held one meeting during the fiscal year ended September 30, 2007. Because the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee were recently formed, there were no meetings held for each of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee during the fiscal year ended September 30, 2007. During the last fiscal year, each of our directors attended the one meeting of the Board of Directors except Frank Xie.

Our policy regarding director attendance at the annual meeting of stockholders provides all directors are encouraged to make every effort to attend the Company’s annual meeting of stockholders absent an unavoidable and irreconcilable conflict. We did not have an annual meeting last year.

The following table sets forth the four standing committees of the Board, the members of each committee.

Name of Director	Audit	Compensation	Nominating and Corporate Governance
Robert Coackley	Member	Chair	Member
Kevin Koy	Member	Member	Chair
Donald Morgan	Chair	Member	Member

Audit Committee

During the last fiscal year, the Board of Directors performed the duties that would normally be performed by an Audit Committee. In February of 2008, we formed a separate Audit Committee. The members of the Audit Committee are Robert Coackley, Kevin Koy and Donald Morgan. The chair of the Audit Committee is Donald Morgan. Each of the members of the Audit Committee is independent for purposes of the Nasdaq Marketplace Rules as they apply to Audit Committee members. Mr. Morgan is an Audit Committee financial expert, as defined in the rules of the U.S. Securities and Exchange Commission (the “SEC”). The Audit Committee operates under a charter that is available on our website at www.solarenertech.com. The functions of the Audit Committee include (i) retaining our independent auditors; (ii) reviewing their independence; (iii) reviewing and approving the planned scope of our annual audit; (iv) reviewing and approving any fee arrangements with our auditors; (v) overseeing their audit work; (vi) reviewing and pre-approving any non-audit services that may be performed by them; (vii) reviewing the adequacy of accounting and financial controls; (viii) reviewing our critical accounting policies; and (ix) reviewing and approving any related party transactions.

Additional information regarding the Audit Committee is set forth in the Report of the Audit Committee immediately following Proposal No. 2.

Compensation Committee

The members of the Compensation Committee are Robert Coackley, Kevin Koy and Donald Morgan. The Chair of the Compensation Committee is Robert Coackley. Each of the members of the Compensation Committee is independent for purposes of the Nasdaq Marketplace Rules. The Compensation Committee operates under a charter that is available on our website at www.solarenertech.com. The Compensation Committee has the responsibility and authority to supervise and review the affairs of the Company as they relate to the compensation and benefits of executive officers of the Company. In carrying out these responsibilities, the Committee shall review all components of executive compensation for consistency with the Company’s compensation philosophy and with the interests of the Company’s stockholders.

The Compensation Committee will meet in person, telephonically or otherwise at least once during each fiscal year for, among other things, the consideration and determination of executive and director compensation. The Compensation Committee may also hold special meetings or act by unanimous written consent as required. The Compensation Committee may request any officer or employee of the Company or the Company’s outside counsel to attend a meeting of the Compensation Committee or to meet with any members of, or consultants to, the Compensation Committee; provided, however, that the chief executive officer may not be present during any discussions or deliberations of the Compensation Committee regarding the chief executive officer’s compensation.

The Compensation Committee will review and approve on an annual basis the corporate goals and objectives with respect to the compensation for the Company’s chief executive officer and other executive officers. The Committee shall evaluate at least once a year the chief executive officer’s and other executive officers’ performance in light of these established goals and objectives and based upon these evaluations shall approve the chief executive officer’s and other executive officers’ annual compensation, including salary, bonus, incentive and equity compensation. In reviewing and approving the compensation of the chief executive officer and other executive officers, the Committee may consider the compensation awarded to officers of similarly situated companies, the Company’s performance, the individuals’ performance, compensation given to the Company’s officers in past years or any other fact the Compensation Committee deems appropriate. The chief executive officer shall not be permitted to participate in any discussions or processes concerning his compensation, but may participate in a non-voting capacity in discussions or processes concerning the compensation of other executive officers.

The Compensation Committee will develop and periodically assess the Compensation Committee’s compensation policies applicable to the Company’s executive officers and directors, including the relationship of corporate performance to executive compensation. The Compensation Committee will review and recommend to the Board appropriate director compensation programs for service as directors, committee chairs and committee members.

Nominating and Corporate Governance Committee

The members of the Nominating and Corporate Governance Committee are Robert Coackley, Kevin Koy and Donald Morgan. The Chair of the Nominating and Corporate Governance Committee is Kevin Koy. Each of the members of the Nominating and Corporate Governance Committee is independent for purposes of the Nasdaq Marketplace Rules. The Nominating and Corporate Governance Committee operates under a charter that is available on our website at www.solarenertech.com. The Nominating and Corporate Governance Committee functions are to (i) identify individuals qualified to become Board members; (ii) select, or recommend to the Board, director nominees for each election of directors; (iii) develop and recommend to the Board criteria for selecting qualified director candidates; (iv) consider committee member qualifications, appointment and removal; (v) recommend corporate governance principles applicable to the Company; and (vi) provide oversight in the evaluation of the Board and each committee.

Director Nominations

In February of 2008, the Board of Directors adopted a Policy Regarding Director Nominations. According to the Policy Regarding Director Nominations, the Nominating and Corporate Governance Committee will annually evaluate the current members of the Board of Directors whose terms are expiring and who are willing to continue in service against the criteria set forth below in determining whether to recommend these directors for election. The Nominating and Corporate Governance Committee regularly assesses the optimum size of the Board of Directors and its committees and the needs of the Board of Directors for various skills, background and business experience in determining if the Board of Directors requires additional candidates for nomination.

In fulfilling its responsibilities, the Nominating and Corporate Governance Committee considers the following factors in reviewing possible candidates for nomination as director:

•	the appropriate size of the Company’s Board of Directors and its Committees;

•	the perceived needs of the Board of Directors for particular skills, background and business experience;

•
the skills, background, reputation, and business experience of nominees compared to the skills, background, reputation, and business experience already possessed by other members of the Board of Directors;

•	nominees’ independence from management;

•	applicable regulatory and listing requirements, including independence requirements and legal considerations, such as antitrust compliance;

•	the benefits of a constructive working relationship among directors; and

•	the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members.

Candidates for nomination as director come to the attention of the Nominating and Corporate Governance Committee from time to time through incumbent directors, management, stockholders or third parties. These candidates may be considered at meetings of the Nominating and Corporate Governance Committee at any point during the year. Such candidates are evaluated against the criteria set forth above. If the Nominating and Corporate Governance Committee believes at any time that it is desirable that the Board of Directors consider additional candidates for nomination, the Nominating and Corporate Governance Committee may poll directors and management for suggestions or conduct research to identify possible candidates and may engage, if the Nominating and Corporate Governance Committee believes it is appropriate, a third party search firm to assist in identifying qualified candidates.

The Nominating and Corporate Governance Committee will evaluate any recommendation for director nominee proposed by a stockholder. Because prior to February of 2008 we did not have a Director Nominations Policy, the entire process by which stockholders may recommend nominees under the Director Nominations Policy for director is new. In order to be evaluated in connection with the Nominating and Corporate Governance Committee’s recently established procedures for evaluating potential director nominees, any recommendation for director nominee submitted by a stockholder must be sent in writing to the Corporate Secretary, Solar Enertech Corp., 1600 Adams Drive, Menlo Park, CA 94025, 120 days prior to the anniversary of the date proxy statements were mailed to stockholders in connection with the prior year’s annual meeting of stockholders and must contain the following information:

•	the candidate’s name, age, contact information and present principal occupation or employment; and

•
a description of the candidate’s qualifications, skills, background, and business experience during, at a minimum, the last five years, including his/her principal occupation and employment and the name and principal business of any corporation or other organization in which the candidate was employed or served as a director.

All directors and director nominees must, upon request of the Company, submit a completed form of directors’ and officers’ questionnaire as part of the nominating process. The evaluation process may also include interviews and additional background and reference checks for non-incumbent nominees, at the discretion of the Nominating and Corporate Governance Committee.

The Nominating and Corporate Governance Committee will evaluate incumbent directors, as well as candidates for director nominee submitted by directors, management and stockholders consistently using the criteria stated in the Director Nominations Policy and will select the nominees that in the Nominating and Corporate Governance Committee’s judgment best suit the needs of the Board of Directors at that time.

Communications with Directors

Stockholders may communicate with any and all members of our Board of Directors by transmitting correspondence by mail or facsimile addressed to one or more directors by name (or to the Chairman, for a communication addressed to the entire Board of Directors) at the following address and fax number:

Name of the Director(s)
c/o Corporate Secretary
Solar Enertech Corp.
1600 Adams Drive
Menlo Park, CA 94025
Fax: (650) 989-1274

The Corporate Secretary shall maintain a log of communications received from stockholders and transmit as soon as practicable such communications to the identified director addressee(s), unless there are safety or security concerns that mitigate against further transmission of the communication or the communication contains commercial matters not related to the stockholder’s stock ownership, as determined by the Corporate Secretary in consultation with legal counsel. The Board of Directors or individual directors so addressed shall be advised of any communication withheld for safety or security reasons as soon as practicable.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors. The Code of Business Conduct and Ethics is available on our website at www.solarenertech.com.

Corporate Governance Guidelines

We have adopted Corporate Governance Guidelines that address the composition of the Board and other Board governance matters. These guidelines are available on our website at www.solarenertech.com. A printed copy of the guidelines may also be obtained by any stockholder upon request.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

On November 14, 2007, the Board of Directors dismissed Malone & Bailey, PC (“M&B”) as the Company’s independent registered public accounting firm and retained Ernst & Young Hua Ming (“E&Y China”) as the Company’s independent registered public accounting firm. Prior to November 14, 2007, M&B served as the Company’s independent registered public accounting firm.

The report of M&B on the Company’s financial statement for the fiscal year ended September 30, 2006 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s fiscal year ended September 30, 2007 and the subsequent interim period through November 7, 2007, there were no disagreements with M&B on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of M&B would have caused it to make reference thereto in any reports on the Company’s financial statements for such fiscal periods.

On November 7, 2007, the Company provided M&B with a copy of the disclosures made herein and requested M&B to furnish a letter addressed to the SEC stating whether M&B agreed with the above statements made by the Company pursuant to the requirements of 17 C.F.R. 229.304(a)(3), and, if not, stating the respects in which it does not agree. A copy of M&B’s letter can be found as Exhibit 16.1 to our Form 8-K filed on November 13, 2007.

New Independent Registered Public Accounting Firm

The Company did not consult with E&Y China, at any time prior to its appointment or during the Company’s two most recent fiscal years, regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements and neither written nor verbal advice was provided that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue.

The Audit Committee of the Board of Directors has selected E&Y China to continue in its capacity for the fiscal year ending September 30, 2008. Accordingly, the Company is asking the stockholders to ratify the engagement of E&Y China as its independent registered public accounting firm.

Although the engagement of E&Y China is not required to be submitted to a vote of the stockholders, the Board of Directors believes it appropriate as a matter of policy to request that the stockholders ratify the selection of its independent registered public accounting firm for the fiscal year ending September 30, 2008. If the stockholders fail to ratify the appointment, the Audit Committee of the Board of Directors will consider it as a direction to select other auditors for the subsequent year. Even if the selection is ratified, the Board of Directors or the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Board of Directors or Audit Committee feels that such a change would be in the best interests of the Company and our stockholders.

A representative of E&Y China is expected to be present at the annual meeting, with the opportunity to make a statement if the representative desires to do so, and is expected to be available to respond to appropriate questions.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Audit Fees

The aggregate fees billed by our auditors for professional services rendered for the audit of our annual financial statements and the review of our quarterly financial statements for the years ended September 30, 2007 and 2006, were as follows:

	Fiscal Year 2007	Fiscal Year 2006
Ernst & Young Hua Ming — current auditor	$275,000	$—
Malone & Bailey PC — former auditor	146,000	59,000
Total	$421,000	$59,000

Audit Related Fees

We paid no fees to auditors for audit related fees during the fiscal years ended September 30, 2007 and 2006.

Tax Fees
We paid no fees to auditors for tax compliance, tax advice or tax compliance services during the fiscal years ended September 30, 2007 and 2006, respectively.

All Other Fees

We did not pay any other fees billed by auditors for services rendered to our Company, other than the services covered in “Audit Fees” for the fiscal years ended September 30, 2007 and 2006.

Pre-Approval Policies Regarding Audit and Permissible Non-Audit Services

Our Board of Directors’ policy is to pre-approve all audit and permissible non-audit services provided by our independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services. The independent auditor and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditor in accordance with this pre-approval.

Vote Required and Board of Directors Recommendation

Approval of this Proposal requires the affirmative votes exceed negative votes at the annual meeting of stockholders, as well as the presence of a quorum representing a majority of all outstanding shares of the Company’s Common Stock, either in person or by proxy. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum but will not have any effect on the outcome of this Proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPOINTMENT OF ERNST & YOUNG HUA MING AS OUR INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2008.

BOARD OF DIRECTORS AUDIT REPORT

The Company’s Audit Committee was not formed until February 2008. Prior to February 2008, the Company’s Board of Directors took responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company.

In discharging its oversight responsibility as to the audit process, the Board of Directors obtained from the independent registered public accounting firm a formal written statement describing all relationships between the independent registered public accounting firm and the Company that might bear on the independent registered public accounting firm’s independence consistent with Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) as adopted by the Public Company Accounting Oversight Board in Rule 3600T, discussed with the independent registered public accounting firm any relationships that may impact their objectivity and independence and satisfied itself as to the independent registered public accounting firm’s independence. The Board of Directors also discussed with management and the independent registered public accounting firm the quality and adequacy of the Company’s internal controls. The Board of Directors reviewed with the independent registered public accounting firm their audit plan and audit scope.

The Board of Directors discussed and reviewed with the independent registered public accounting firm all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees), as adopted by the Public Company Accounting Oversight Board in Rule 3200T and, with and without management present, discussed and reviewed the independent registered public accounting firm’s examination of the financial statements.

The Board of Directors reviewed the audited financial statements of the Company as of and for the year ended September 30, 2007, with management and the independent registered public accounting firm. Management has the responsibility for the preparation of the Company’s financial statements and the independent registered public accounting firm has the responsibility for the examination of those statements.

Based on the above-mentioned review and discussions with the independent registered public accounting firm, the Board of Directors recommended that the Company’s audited financial statements be included in its Annual Report on Form 10-KSB for the year ended September 30, 2007, as filed with the Securities and Exchange Commission, on December 28, 2007.

Respectfully submitted,

Leo Shi Young
Shi Jian Yin
Donald Morgan
Kevin Koy

PROPOSAL NO. 3

APPROVAL OF THE SOLAR ENERTECH CORP.

AMENDED AND RESTATED 2007 EQUITY INCENTIVE PLAN

At the Annual Meeting, the stockholders will be asked to approve the amendment and restatement of the Solar Enertech Corp. 2007 Equity Incentive Plan. The Board of Directors initially adopted the 2007 Plan on September 24, 2007. On February 5, 2008, the Board of Directors adopted the Solar Enertech Corp. Amended and Restated 2007 Equity Incentive Plan (the “Amended and Restated 2007 Plan”), subject to the approval of the Company’s stockholders.

The amendment and restatement will increase the maximum number of shares of Common Stock that may be issued under the Amended and Restated 2007 Plan from 10,000,000 shares to 15,000,000 shares. In addition, the amendment and restatement will permit the Amended and Restated 2007 Plan to issue “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). Further, the Board of Directors is seeking stockholder approval of the Amended and Restated 2007 Plan and the per participant stock option share limitation contained in the Amended and Restated 2007 Plan in order to qualify such stock options as “performance-based” compensation under Section 162(m) of the Code.

Summary of the Amended and Restated 2007 Plan

The following provides a summary of the principal features of the Amended and Restated 2007 Plan. The Amended and Restated 2007 Plan is set forth in its entirety as Annex A to this Proxy Statement, and the following summary is qualified in its entirety by the specific language of the Amended and Restated 2007 Plan.

General. The purpose of the Amended and Restated 2007 Plan is to advance the interests of the Company and its stockholders by providing an incentive program that will enable the Company to attract and retain employees, consultants and directors upon whose judgment, interest and efforts our success is dependent and to provide them with an equity stake in our success. These incentives may be provided through the grant of stock options, restricted stock, purchase rights and restricted stock bonus awards.

The Amended and Restated 2007 Plan is also designed to preserve our ability to deduct in full, for federal income tax purposes, the compensation recognized by certain executive officers in connection with options granted under the Amended and Restated 2007 Plan. Section 162(m) of the Code generally denies a corporate tax deduction for annual compensation exceeding $1 million paid by a publicly held company to its chief executive officer or to any of its four other most highly compensated officers. However, compensation that is deemed to be “performance-based” under Section 162(m) is generally excluded from this limit. To enable compensation received in connection with options granted under the Amended and Restated 2007 Plan to qualify as performance-based, the Amended and Restated 2007 Plan limits the size of options that can be granted under the plan. Under this limitation (the “Grant Limit”), no employee may be granted options for more than 5,000,000 shares within the Company’s fiscal year.

Authorized Shares. A total of 15,000,000 shares of the Company’s Common Stock will be authorized for issuance under the Amended and Restated 2007 Plan if it is approved by the stockholders. Shares issued under the Amended and Restated 2007 Plan may consist of authorized but unissued or reacquired shares of the Company’s Common Stock or any combination.

Share Counting and Adjustments for Capital Structure Changes. If any award granted under the Amended and Restated 2007 Plan expires or otherwise terminates for any reason without having been exercised or settled in full, or if shares subject to forfeiture or repurchase are forfeited or repurchased by the Company for not more than the participant’s purchase price, any such shares reacquired or subject to a terminated award will again become available for issuance under the Amended and Restated 2007 Plan. Shares will not be treated as having been issued under the Amended and Restated 2007 Plan and will therefore not reduce the number of shares available for issuance to the extent an award is settled in cash. Shares withheld or reacquired by the Company in satisfaction of a tax withholding obligation will not again become available under the Amended and Restated 2007 Plan. If shares are tendered in payment of the exercise price of an option or the option is exercised by means of a net-exercise procedure, the number of shares available under the Amended and Restated 2007 Plan will be reduced by the gross number of shares for which the option is exercised.

Appropriate adjustments will be made to the number of shares authorized under the Amended and Restated 2007 Plan, to the numerical limits on awards under the Amended and Restated 2007 Plan, and to outstanding awards in the event of any change in our Common Stock through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or similar change in our capital structure, or if we make a distribution to our stockholders in a form other than Common Stock (excluding normal cash dividends) that has a material effect on the fair market value of our Common Stock. In such circumstances, the Compensation Committee also has the discretion under the Amended and Restated 2007 Plan to adjust the terms of outstanding awards as it deems appropriate. Without affecting the number of shares available for issuance under the Amended and Restated 2007 Plan, the Compensation Committee may authorize the issuance or assumption of benefits under the Amended and Restated 2007 Plan in connection with any merger, consolidation or similar transaction on such terms and conditions as it deems appropriate.

Certain Award Limits. In addition to the limitation described above on the total number of shares of our Common Stock that will be authorized for issuance under the Amended and Restated 2007 Plan, and the Grant Limit, the Amended and Restated 2007 Plan also limits the number of share that may be issued pursuant to options granted in the form of incentive stock options to 15,000,000 shares.

Administration. The Amended and Restated 2007 Plan generally will be administered by the Compensation Committee or other committee or subcommittee of the Board of Directors or, in the absence of such committee, by the Board of Directors. For purposes of this summary, the term “Committee” will refer to either such committee or the Board of Directors. In the case of options intended to qualify as “performance-based” under Section 162(m) of the Code, administration of the Amended and Restated 2007 Plan will be by a committee comprised solely of two or more “outside directors” within the meaning of Section 162(m). Subject to the provisions of the Amended and Restated 2007 Plan, the Committee will determine when and to whom awards are granted, the types and sizes of awards, and all other terms and conditions of awards. The Committee may, subject to certain limitations on the exercise of its discretion required by the Amended and Restated 2007 Plan, amend, cancel or renew any award, waive any restrictions or conditions applicable to any award, and accelerate, continue, extend or defer the exercisability or vesting of any award. The Amended and Restated 2007 Plan provides, subject to certain limitations, for indemnification by the Company of any director, officer or employee against all reasonable expenses, including attorneys’ fees, incurred in connection with any legal action arising from such person’s action or failure to act in administering the Amended and Restated 2007 Plan. All awards granted under the Amended and Restated 2007 Plan will be evidenced by a written agreement between the Company and the participant specifying the terms and conditions of the award, consistent with the requirements of the Amended and Restated 2007 Plan. The Committee has the authority to interpret the Amended and Restated 2007 Plan and awards granted thereunder, and all determinations of the Committee are final and binding on all persons having an interest in the Amended and Restated 2007 Plan or any award.

Eligibility. Awards may be granted under the Amended and Restated 2007 Plan only to employees and consultants of the Company or any present or future parent or subsidiary corporation or other affiliated entity. Incentive stock options may be granted only to employees who, as of the time of grant, are employees of the Company or any parent or subsidiary corporation of the Company as well as to members of the Board of Directors. As of September 30, 2007, there were approximately two hundred sixty-four (264) employees, including three (3) executive officers, and three (3) non-employee directors who would be eligible under the Amended and Restated 2007 Plan.

Stock Options. The Committee may grant nonstatutory stock options, incentive stock options within the meaning of Section 422 of the Code, or any combination of these. The exercise price of each option may not be less than the fair market value of a share of our Common Stock on the date of grant. However, any incentive stock option granted to a person who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company (a “10% Stockholder”) must have an exercise price equal to at least 110% of the fair market value of a share of common stock on the date of grant. On March 27, 2008 the closing price of our Common Stock as quoted on the Over the Counter Bulletin Board was $0.62 per share.

The Amended and Restated 2007 Plan provides that the option exercise price may be paid in cash or its equivalent; by means of a broker-assisted cashless exercise; by tender to the Company of shares of common stock owned by the participant having a fair market value not less than the exercise price (to the extent legally permitted); by means of a net-exercise procedure; by such other lawful consideration as approved by the Committee; or by any combination of these. Nevertheless, the Committee may restrict the forms of payment permitted in connection with any option grant. No option may be exercised unless the participant has made adequate provision for federal, state, local and foreign taxes, if any, relating to the exercise of the option, including, if permitted or required by the Company, through the participant’s surrender of a portion of the option shares to the Company.

Options will become vested and exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as specified by the Committee. The maximum term of any option granted under the Amended and Restated 2007 Plan is ten years, provided that an incentive stock option granted to a 10% Stockholder must have a term not exceeding five years. Unless otherwise permitted by the Committee, an option generally will remain exercisable for three months following the participant’s termination of service, provided that if service terminates as a result of the participant’s death or disability, the option generally will remain exercisable for 12 months, but not later than its expiration date in any event, and provided further that an option will terminate immediately upon a participant’s termination for cause (as defined by the Amended and Restated 2007 Plan).

Incentive stock options are nontransferable by the participant other than by will or by the laws of descent and distribution, and are exercisable during the participant’s lifetime only by the participant. However, a nonstatutory stock option may be assigned or transferred to certain family members to the extent permitted by the Committee, provided that options generally may not be transferred for value.

Restricted Stock Awards. The Committee may grant restricted stock awards under the Amended and Restated 2007 Plan either in the form of a restricted stock purchase right, giving a participant an immediate right to purchase common stock, or in the form of a restricted stock bonus, in which stock is issued in consideration for services to the Company rendered by the participant. The Committee determines the purchase price payable under restricted stock purchase awards, which may be less than the then current fair market value of our Common Stock. Restricted stock amounts may be subject to vesting conditions based on such service or performance criteria as the Committee specifies, including the attainment of one or more performance goals. Shares acquired pursuant to a restricted stock award may not be transferred by the participant until vested. Unless otherwise provided by the Committee, a participant will forfeit any shares of restricted stock as to which the vesting restrictions have not lapsed prior to the participant’s termination of service. Unless otherwise determined by the Committee, participants holding restricted stock will have the right to vote the shares and to receive any dividends paid, except that dividends or other distributions paid in shares will be subject to the same restrictions as the original award.

Restricted Stock Units. The Committee may grant restricted stock units under the Amended and Restated 2007 Plan, which represents rights to receive shares of our Common Stock at a future date determined in accordance with the participant’s award agreement. No monetary payment is required for receipt of restricted stock units or the shares issued in settlement of the award, the consideration for which is furnished in the form of the participant’s services to the Company. The Committee may grant restricted stock unit awards subject to the attainment of one or more performance goals, or may make the awards subject to vesting conditions similar to those applicable to restricted stock awards. Unless otherwise provided by the Committee, a participant will forfeit any restricted stock units which have not vested prior to the participant’s termination of service. Participants have no voting rights or rights to receive cash dividends with respect to restricted stock unit awards until shares of common stock are issued in settlement of such awards. However, the Committee may grant restricted stock units that entitle their holders to dividend equivalent rights, which are rights to receive additional restricted stock units for a number of shares whose value is equal to any cash dividends we pay.

Awards Subject to Section 409A of the Code. Certain awards granted under the Amended and Restated 2007 Plan may be deemed to constitute “deferred compensation” within the meaning of Section 409A of the Code, providing rules regarding the taxation of nonqualified deferred compensation plans, and such regulations or other administrative guidance that may be issued pursuant to Section 409A of the Code. Any such awards will be required to comply with the requirements of Section 409A of the Code. Notwithstanding any provision of the Amended and Restated 2007 Plan to the contrary, the Committee is authorized, in its sole discretion and without the consent of any participant, to amend the Amended and Restated 2007 Plan or any award agreement as it deems necessary or advisable to comply with Section 409A of the Code.

Termination or Amendment. The Amended and Restated 2007 Plan will continue in effect until its termination by the Committee, provided that no awards may be granted under the Amended and Restated 2007 Plan following the tenth anniversary of the 2007 Plan’s original effective date. The Committee may terminate or amend the Amended and Restated 2007 Plan at any time, provided that no amendment may be made without stockholder approval that would increase the maximum aggregate number of shares of stock authorized for issuance under the Amended and Restated 2007 Plan, change the class of persons eligible to receive incentive stock options or require stockholder approval under any applicable law, regulation or rule. No termination or amendment may affect any outstanding award unless expressly provided by the Committee, and, in any event, may not adversely affect an outstanding award without the consent of the participant unless necessary to comply with any applicable law, regulation or rule, including, but not limited to, Section 409A of the Code, or unless expressly provided in the terms and conditions governing the award.

Summary of U.S. Federal Income Tax Consequences

The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the Amended and Restated 2007 Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

Incentive Stock Options. A participant recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option. Participants who do not dispose of their shares within two years following the date the option was granted or within one year following the exercise of the option will normally recognize a capital gain or loss upon the sale of the shares equal to the difference, if any, between the sale price and the purchase price of the shares. If a participant satisfies such holding periods upon a sale of the shares, we will not be entitled to any deduction for federal income tax purposes. If a participant disposes of shares within two years after the date of grant or within one year after the date of exercise (a “disqualifying disposition”), the difference between the fair market value of the shares on the option exercise date and the exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the participant upon the disqualifying disposition of the shares generally should be deductible by us for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.

In general, the difference between the option exercise price and the fair market value of the shares on the date when an incentive stock option is exercised is treated as an adjustment in computing income that may be subject to the alternative minimum tax, which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to participants subject to the alternative minimum tax.

Nonstatutory Stock Options. Options not designated or qualifying as incentive stock options are nonstatutory stock options having no special tax status. A participant generally recognizes no taxable income upon receipt of such an option. Upon exercising a nonstatutory stock option, the participant normally recognizes ordinary income equal to the difference between the exercise price paid and the fair market value of the shares on the date when the option is exercised. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the exercise date, will be taxed as capital gain or loss. We generally should be entitled to a tax deduction equal to the amount of ordinary income recognized by the participant as a result of the exercise of a nonstatutory stock option, except to the extent such deduction is limited by applicable provisions of the Code.

Restricted Stock. A participant acquiring restricted stock generally will recognize ordinary income equal to the excess of the fair market value of the shares on the “determination date” over the price paid, if any, for such shares. The “determination date” is the date on which the participant acquires the shares unless the shares are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earlier of (i) the date on which the shares become transferable or (ii) the date on which the shares are no longer subject to a substantial risk of forfeiture (e.g., when they become vested). If the determination date follows the date on which the participant acquires the shares, the participant may elect, pursuant to Section 83(b) of the Code, to designate the date of acquisition as the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date on which the shares are acquired. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the determination date, will be taxed as capital gain or loss. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

Restricted Stock Unit Awards. A participant generally will recognize no income upon the receipt of a restricted stock unit, performance share, performance unit, cash-based or other stock-based award. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of settlement in an amount equal to the cash received and the fair market value of any substantially vested shares of stock received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If the participant receives shares of restricted stock, the participant generally will be taxed in the same manner as described above under “Restricted Stock.” Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the determination date (as defined above under “Restricted Stock”), will be taxed as capital gain or loss. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

Awards Under the 2007 Plan

Awards under the Amended and Restated 2007 Plan will be made at the discretion of the Compensation Committee. The Compensation Committee has not made any decisions on the amount and type of awards that are to be made to our employees in future years. The following table sets forth information concerning stock-related awards under the 2007 Plan to our named executive officers, executive officers as a group, non-executive directors as a group, and non-executive officer employees as a group. Please refer to “Compensation of the Named Executive Officers and Directors—Grants of Plan-Based Awards” for further information on these grants. This information may not be indicative of awards that will be made under the Amended and Restated 2007 Plan in future years.

New Plan Benefits

Name and Position	Number of Units
Leo Shi Young, President and Chief Executive Officer	0
Shi Jian Yin, Chief Operating Officer	0
Anthea Chung, Chief Financial Officer	3,000,000
Executive Group	3,000,000
Non-Executive Director Group	250,000
Non-Executive Officer Employee Group	4,390,000

Required Vote and Board of Directors Recommendation

Approval of this Proposal requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote on this proposal. Abstentions will have the same effect as votes against this Proposal. Broker non-votes will have no effect on the outcome of this vote.

The Board believes that the adoption of the Amended and Restated 2007 Plan is in the best interests of the Company and its stockholders for the reasons stated above.

THEREFORE, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL NO. 3 TO APPROVE THE ADOPTION OF THE AMENDED AND RESTATED 2007 PLAN.

PROPOSAL NO. 4

APPROVAL OF AN AGREEMENT AND PLAN OF MERGER PURSUANT TO WHICH WE WILL
REINCORPORATE FROM THE STATE OF NEVADA TO THE STATE OF DELAWARE

The Board of Directors has approved, subject to stockholder approval, an Agreement and Plan of Merger pursuant to which we will reincorporate from the State of Nevada to the State of Delaware (the “Reincorporation”). The Agreement and Plan of Merger is attached hereto as Annex B to the Proxy Statement and should be read in its entirety. As part of the Reincorporation, we will merge with and into a newly-formed, wholly-owned subsidiary, Solar Enertech Corp., a Delaware corporation (“Solar Enertech Delaware”), which will result in, among other things:

•
your right to receive one share of common stock, par value $0.001 per share, of Solar Enertech Delaware, for every one share of our common stock, par value $0.001 per share, owned by you as of the effective date of the Reincorporation;

•	the persons presently serving as our executive officers and directors continuing to serve in such respective capacity with Solar Enertech Delaware;

•	the adoption of Solar Enertech Delaware’s Certificate of Incorporation under the laws of the State of Delaware in the forms attached hereto as Annex C to the Proxy Statement; and

•	the adoption of Solar Enertech Delaware’s Bylaws under the laws of the State of Delaware in the form attached hereto as Annex D to the Proxy Statement.

Our Common Stock is currently quoted on the OTC Bulletin Board. We believe that the Common Stock of Solar Enertech Delaware will also be quoted on the OTC Bulletin Board.

The Board of Directors believes that the Reincorporation of our Company from the State of Nevada to the State of Delaware will benefit our Company and our stockholders. The State of Delaware is recognized for adopting comprehensive modern and flexible corporate laws which are periodically revised to respond to the changing legal and business needs of corporations. For this reason, many major corporations have incorporated in Delaware or have changed their corporate domiciles to Delaware in a manner similar to that proposed by our Company. Consequently, the Delaware judiciary has become particularly familiar with corporate law matters and a substantial body of court decisions has developed construing Delaware Law. Delaware corporate law, accordingly, has been, and is likely to continue to be, interpreted in many significant judicial decisions, a fact which may provide greater clarity and predictability with respect to our corporate legal affairs.

For these reasons, the Board of Directors believes that it is in our best interest for us to incorporate in the State of Delaware from our present domicile of Nevada. See “Significant Differences between the Corporate Laws of Nevada and Delaware” below.

Principal Features of the Reincorporation

The Reincorporation will be effected by the merger of our Company with and into our wholly-owned Delaware subsidiary corporation, Solar Enertech Delaware. Solar Enertech Delaware was created for the sole purpose of effecting the Reincorporation and, to date, has not conducted any business or operations. Upon the completion of the Reincorporation, Solar Enertech Delaware will continue on as the surviving corporation. The Reincorporation will become effective upon the filing of the requisite merger documents in Delaware and Nevada, which filings are expected to occur as promptly as practicable after the requisite stockholder approval for the Reincorporation is obtained. Upon the completion of the Reincorporation, the Certificate of Incorporation and Bylaws of Solar Enertech Delaware, attached hereto as Annexes C and D, respectively, will be the governing charter documents of the surviving corporation.

On the effective date: (i) each outstanding share of our Common Stock shall be converted into one share of Solar Enertech Delaware’s common stock; (ii) the options to purchase common stock under our existing 2007 Plan will convert into an identical stock purchase right associated with each share of Solar Enertech Delaware common stock, (iii) the convertible notes and warrants to purchase common stock currently outstanding will convert into an identical stock purchase right associated with each share of Solar Enertech Delaware common stock; and (iv) each outstanding share of Solar Enertech Delaware’s common stock held by us shall be retired and canceled and shall resume the status of authorized and un-issued common stock.

Upon completion of the Reincorporation, our daily business operations will continue as they are presently conducted. The individuals who will serve as our executive officers following the Reincorporation are those who currently serve as executive officers of our Company. The Reincorporation will not effect a change in our name. The name will remain “Solar Enertech Corp.” and we will continue to conduct operations through the Delaware entity.

The Board of Directors has the authority, in the name and on behalf of our Company, to take any action to abandon the merger and the Reincorporation either before or after stockholder approval has been obtained.

Significant Differences Between the Corporate Laws of Nevada and Delaware

We are currently incorporated under the laws of the State of Nevada, but by virtue of the Reincorporation will become subject to the laws of the State of Delaware. Upon consummation of the merger, our stockholders, whose rights currently are governed by Nevada laws and Articles of Incorporation and Bylaws created pursuant to Nevada laws, will become stockholders of a Delaware company, Solar Enertech Delaware, and their rights as stockholders will then be governed by Delaware laws and a Certificate of Incorporation and Bylaws which have been drafted and created under Delaware laws.

Although the corporate statutes of Nevada and Delaware are similar in some respects, many differences exist between the two statutory schemes. The most significant differences, in the judgment of our management and legal counsel, are summarized below. This summary is not intended to be complete, and stockholders should refer to the General Corporation Law of the State of Delaware (“Delaware Law”) and Chapters 78 and 92A of the Nevada Revised Statutes (“Nevada Law”) to understand the impact of changing our applicable statutory scheme by virtue of the Reincorporation.

Classified Board of Directors. Currently, our Board of Directors is not classified under Nevada Law. While Nevada Law permits a corporation to classify a board into as many as four classes, Delaware Law only permits a corporation to classify the Board of Directors into as many as three classes. In the future, should we wish to classify our board, we will be able to do so under Delaware Law but only up to three classes.

Removal of Directors. With respect to removal of directors, under Nevada Law, any one or all of the directors of a corporation may be removed by the holders of not less than two-thirds of the voting power of a corporation’s issued and outstanding stock. Nevada does not distinguish between removal of directors with and without cause and there are no special provisions relating to the removal of directors when a board is divided into classes. Under Delaware Law, the general rule is that a director may be removed with or without cause by a majority of the shares then entitled to vote at an election of directors, provided, however, that if a board is classified, a director can be removed only for cause by the holders of a majority of the shares then entitled to vote in an election of directors unless the certificate of incorporation provides otherwise. The Certificate of Incorporation for Solar Enertech Delaware does not contain a provision regarding removal of directors, so the removal of a director of Solar Enertech Delaware may be accomplished by a vote of a majority of the stockholders entitled to vote at an election of directors.

Special Meetings of Stockholders. Delaware Law permits special meetings of stockholders to be called by the Board of Directors or by any other person authorized in the certificate of incorporation or bylaws to call a special stockholder meeting. Nevada Law permits special meetings of stockholders to be called by the Board of Directors, any two directors or the president of the company unless otherwise provided in the articles of incorporation or bylaws of the company. Our current Bylaws, however, state that a special meeting of stockholders may only be called by either the Board of Directors, the chairman of the board, the President, a majority of the Board of Directors, or any stockholder or stockholders holding in the aggregate one-forth (1/4) of the voting power of all stockholders. The Bylaws of Solar Enertech Delaware only allows for a special meeting of the stockholders to be called by either the Board of Directors or the chairman of the board.

Indemnification of Officers and Directors and Advancement of Expenses. Delaware and Nevada have substantially similar provisions that permit indemnification by a corporation of its officers, directors, employees and agents where they acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation. In addition, Nevada Law provides that a director or officer will not be liable to the corporation or its stockholders for any act or failure to act unless it is proven that his or her act or failure to act constituted a breach of fiduciary duties and the breach of such duties involved intentional misconduct, fraud, or a knowing violation of law, and the corporation is free to indemnify the director or officer if the director or officer is not liable under this provision.

Both Nevada Law and Delaware Law permit the reimbursement of expenses in advance of the final disposition of an action, suit or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount advanced if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. Under Nevada Law, however, the articles of incorporation or bylaws may provide that the corporation must pay advancements of expenses in advance of the final disposition of the action, suit or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. The Board of Directors of Solar Enertech Delaware will retain the discretionary authority to authorize the indemnification of employees and agents, subject to certain conditions under Delaware Law.

Limitation on Personal Liability of Directors. A Delaware corporation is permitted to adopt provisions in its certificate of incorporation limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit. The Certificate of Incorporation for Solar Enertech Delaware limits the liability of its directors to the fullest extent permitted by law. The similar limitation of liability provision under Nevada Law applies automatically, unless limited in the articles of incorporation, to both directors and officers and applies to damages as a result of any act or failure to act in the director’s or officer’s capacity as a director or officer, except in cases of a breach of fiduciary duty involving intentional misconduct, fraud or a knowing violation of law or under certain statutory provisions. Thus, the limitation on liability contained in the Certificate of Incorporation of Solar Enertech Delaware will not extend to officers and will be more limited under Delaware Law than the limit on officers and directors liability that applied under Nevada Law. Solar Enertech Delaware, however, may determine to indemnify such persons in its discretion subject to the conditions of Delaware Law and its Certificate of Incorporation.

Dividends. Delaware Law is more restrictive than Nevada Law with respect to when dividends may be paid. Under Delaware Law, unless further restricted in the certificate of incorporation, a corporation may declare and pay dividends, out of surplus, or if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). In addition, Delaware Law provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired, such redemption or repurchase would not impair the capital of the corporation and the purchase price of the shares is not more than what they may then be redeemed for. Nevada Law provides that no distribution (including dividends on, or redemption or repurchases of, shares of capital stock) may be made if, after giving effect to such distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or, except as specifically permitted by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred stockholders.

Amendment to Articles of Incorporation/Certificate of Incorporation or Bylaws. In general, both Delaware Law and Nevada Law require the approval of the holders of a majority of all outstanding shares entitled to vote to approve proposed amendments to a corporation’s certificate/articles of incorporation. Both Delaware Law and Nevada Law also provide that in addition to the vote above, the vote of a majority of the outstanding shares of a class may be required to amend the certificate of incorporation or articles of incorporation. Neither state requires stockholder approval for the Board of Directors of a corporation to fix the voting powers, designation, preferences, limitations, restrictions and rights of a class of stock provided that the corporation’s organizational documents grant such power to its Board of Directors. Under Delaware Law, the holders of the outstanding shares of a class are entitled to vote as a class upon a proposed amendment, whether or not entitled to vote thereon by the certificate of incorporation, if the amendment would increase or decrease the aggregate number of authorized shares of such class, increase or decrease the par value of the shares of such class, or adversely alter or change the powers, preferences, or special rights of the shares of such class. Nevada Law allows the Board of Directors, without stockholder approval, to increase or decrease the number of authorized shares of capital stock if the number of outstanding shares is proportionately increased or decreased. The Delaware Law does not have a similar provision. Consistent with Delaware Law, the Certificate of Incorporation for Solar Enertech Delaware will authorize the board to amend, make, modify or repeal our Bylaws.

Actions by Written Consent of Stockholders. Nevada Law and Delaware Law each provide that, unless the articles/certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consents to the action in writing. Our current Bylaws require that all the holders of outstanding stock entitled to vote with respect to the subject matter consent in order to take action without a meeting. The Bylaws of Solar Enertech Delaware will continue to require that all holders of outstanding stock consent to an action taken without a meeting.

Stockholder Vote for Mergers and Other Corporation Reorganizations.  Generally under Delaware Law, stockholder consent and approval of the Board of Directors is required to authorize a merger. However, under Delaware Law, no vote of the stockholders is necessary to authorize a merger with or into a wholly-owned subsidiary (unless expressly required by the certificate of incorporation), if (a) the parent corporation and the wholly-owned subsidiary are the only parties to the merger; (b) each share of stock of the parent corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; (c) the parent corporation and the wholly-owned subsidiary are corporations under Delaware Law; (d) the certificate of incorporation and bylaws following the merger of the surviving corporation contain provisions identical to the certificate of incorporation and by-laws of the parent corporation; (e) as a result of the merger the parent corporation or its successor becomes or remains a direct or indirect wholly-owned subsidiary of the surviving corporation; (f) directors of the parent corporation become the directors of the surviving corporation after the merger; and (g) the organizational documents of the surviving corporation immediately following the merger contain provisions identical to the certificate of incorporation of the parent corporation. Further, Delaware Law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the merger agreement does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger. Nevada Law does not require a stockholder vote of the surviving corporation in a merger under substantially similar circumstances.

Restrictions on Business Combinations. Both Delaware Law and Nevada Law contain provisions restricting the ability of a corporation to engage in certain transactions with an interested stockholder. The restrictions prohibit a corporation, except in limited circumstances, from engaging in a merger, sale of assets or significant sale of stock with any interested stockholder for a three-year period following the date such stockholder became an interested stockholder. Under Delaware Law an interested stockholder is a person who holds 15% or more of the outstanding voting stock, or an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock at any time within the 3-year period immediately prior to the date on which it is sought to be determined whether such person is an interested stockholder. Under Nevada Law, the definition of interested stockholder is similar except that a holder of 10% or more of the voting stock is an interested stockholder. Based upon this difference in percentage thresholds, Solar Enertech Delaware will be able to engage in certain transactions with stockholders that would otherwise be prohibited under Nevada Law. Both Delaware and Nevada Law permit a corporation to opt out of application of the statutory provisions limiting business combinations with interested stockholders by making a statement to that effect in its certificate of incorporation/articles of incorporation. We did not do so in our Nevada Articles of Incorporation and the Certificate of Incorporation for Solar Enertech Delaware also does not opt out of the application of the statutory provisions.

Significant Differences Between Our Current Charter Documents and the Charter Documents of Solar Enertech Delaware

The following comparison of our current Articles of Incorporation and Bylaws with the Certificate of Incorporation and Bylaws of Solar Enertech Delaware summarizes the important differences between the two sets of charter documents, but is not intended to list all the differences.

Capitalization. Our Articles of Incorporation currently authorizes the Company to issue up to two hundred million (200,000,000) shares of common stock, $0.001 par value per share. Solar Enertech Delaware’s Certificate of Incorporation provides that Solar Enertech Delaware will be authorized to issue up to four hundred million (400,000,000) shares of common stock, $0.001 par value per share. If the stockholders approve this Proposal but do not approve Proposal 5, the increasing of the Company’s authorized common stock proposal, then Solar Enertech Delaware’s Certificate of Incorporation in the form attached hereto as Annex C will be amended to lower the amount of authorized shares of common stock to two hundred million (200,000,000) from four hundred million (400,000,000).

Vacancies on the Board of Directors. Our current Bylaws provide that in the event that a vacancy on the Board of Directors occurs, whether caused by either resignation, death, retirement, disqualification, removal, increase of directors, or otherwise, that the vacancy may be filled for the remainder of the term by the Board of Directors, by the stockholders, or, if the directors in office constitute less than a quorum of the Board of Directors, by an affirmative vote of a majority of the remaining directors. The Bylaws of Solar Enertech Delaware provide that any newly created directorships vacancies on the Board of Directors resulting from death, resignation, retirement, disqualification or other cause (including removal from office by a vote of the stockholders) may be filled only by a majority vote of the directors then in office, though less than a quorum (and not by stockholders), or by the sole remaining director and directors so chosen shall hold office until the expiration of the applicable term for that particular director seat or until such director’s successor shall have been duly elected and qualified.

Adjourned Meetings; Notice. Under our current Bylaws, in the event a stockholder meeting is adjourned, notice need not be given of the new place, date or time if the new place, date or time is announced at the meeting before adjournment, unless Nevada law requires that a new record date be set for an adjourned meeting. Under the Bylaws of Solar Enertech Delaware, such notice must be given to stockholders upon the adjournment of a meeting for more than thirty days.

Notice of Special Board Meetings. Under our current Bylaws, notice of a special meeting of our Board of Directors must be delivered to the directors at least forty-eight (48) hours in advance of the special meeting, unless waived by the director. Under the Bylaws of Solar Enertech Delaware, the advance notice period is twenty (24) hours, in most cases.

Insurance. Our current Bylaws provide that we may purchase and maintain insurance on behalf of itself and any individual who is or was a director, officer, employee or agent of the company or another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against or incurred by the individual in that capacity or arising from his or her status as an officer, director, agent, or employee, whether or not the we have the power to indemnify such persons under the Nevada Revised Statutes. Under the Bylaws of Solar Enertech, we will be required to main such insurance to the extent such insurance is reasonably available.

Effect of the Reincorporation

The Reincorporation will not have any effect on the transferability of outstanding stock certificates. The Reincorporation will be reflected by our transfer agent, currently Continental Stock Transfer & Trust Company, in book-entry. For those stockholders that hold physical certificates, please do not destroy or send your stock certificates to Continental Stock Transfer & Trust Company, as those stock certificates should be carefully preserved by you. You will not receive new share certificates until your current certificates are presented for transfer, at which time the certificates reflecting a Nevada corporation will be exchanged for certificates reflecting shares issued by Solar Enertech Delaware.

Material United States Federal Income Tax Consequences

The following discussion of the material federal income tax consequences to our stockholders resulting from the Reincorporation is based upon the Code, regulations promulgated thereunder, Internal Revenue Service rulings and pronouncements, and judicial decisions, all as in effect as of the date of this proxy statement, and all of which are subject to change, possibly with retroactive effect. Any such change could alter the tax consequences described herein. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the Reincorporation.

This discussion is only for general information to United States stockholders who hold their shares as capital assets. This discussion does not address every aspect of federal income taxation that may be relevant to a particular Company stockholder in light of the stockholder’s particular circumstances or to persons who are otherwise subject to special tax treatment, including, without limitation: (i) a partnership, subchapter S corporation or other pass-through entity; (ii) dealers in securities; (iii) banks or other financial institutions; (iv) insurance companies; (v) mutual funds; (vi) tax-exempt organizations or pension funds; (vii) a foreign person, foreign entity or U.S. expatriate; (viii) persons who may be subject to the alternative minimum tax provisions of the Code; (ix) a stockholder whose functional currency is not the U.S. dollar; (x) persons who acquired their common stock in connection with stock option or stock purchase plans or in other compensatory transactions; or (xi) persons who hold their common stock as part of a hedging, straddle, conversion or other risk reduction transaction. This discussion does not address the tax consequences to any holders of our options, warrants or convertible debt. The state, local and foreign tax consequences of the Reincorporation may vary significantly as to each stockholder, depending upon the jurisdiction in which such stockholder resides. You are urged to consult your own tax advisors to determine the particular consequences to you.

We believe that the merger of our Company with and into Solar Enertech Delaware, which will effect the Reincorporation (the “Merger”), will qualify as a reorganization, under section 368(a)(1)(F) of the Code. As a result, the material federal income tax consequences of the Merger, and, therefore, the Reincorporation, would be as follows: (i) we and Solar Enertech Delaware will not recognize any gain or loss as a result of the Merger; (ii) no gain or loss will be recognized by holders of common stock on the conversion of common stock into Solar Enertech Delaware common stock; (iii) the aggregate adjusted tax basis of the Solar Enertech Delaware common stock received by a holder of common stock in the Merger will be the same as the aggregate adjusted tax basis of the common stock converted in the Merger; and (iv) the holding period, for U.S. federal income tax purposes, for the Solar Enertech Delaware common stock received in the Merger by a holder of common stock will include the period during which the holder held the converted common stock.

If the Merger fails to qualify for tax-free treatment, either under section 368(a)(1)(F) or any other provision of the Code, then a holder of common stock whose shares of common stock are converted to Solar Enertech Delaware common stock would recognize gain or loss for U.S. federal income tax purposes equal to the difference between the fair market value of the Solar Enertech Delaware shares received by that stockholder and the stockholder’s adjusted tax basis in the converted shares of common stock. Further, we would recognize taxable gain as if we sold all of our assets, subject to our liabilities, at fair market value.

Reporting Requirements

Each of our stockholders who is a “significant holder” that receives Solar Enertech Delaware common stock in the Merger will be required to file a statement with his, her or its federal income tax return setting forth his, her or its tax basis in the common stock surrendered and the fair market value of the Solar Enertech Delaware common stock, if any, received in the Merger, and to retain permanent records of these facts relating to the Merger. A “significant holder” is a Company stockholder who, immediately before the merger owned at least five percent (by vote or value) of our outstanding stock or owned our securities with an adjusted tax basis of $1,000,000 or more.

Our stockholders are urged to consult their own tax advisors regarding the tax consequences to them of the Reincorporation, including the applicable federal, state, local and foreign tax consequences and related reporting requirements.

Material Accounting Implications

There is no material accounting impact of the Reincorporation of our Company in Delaware.

Regulatory Approvals

We are required to obtain the approval of our stockholders under Nevada Law in order to effect the Reincorporation. In order to obtain this approval, we are required to prepare and circulate to our stockholders proxy materials meeting the requirements of the rules and regulations of the SEC. This proxy statement has been prepared by us in accordance with such rules and regulations, and is being circulated in order to obtain the required stockholder approval. Once such approval is obtained, we are required to file a Certificate of Merger with the State of Delaware and Articles of Merger with the State of Nevada in order to effect the Reincorporation. Other than the foregoing, no federal or state regulatory requirements must be complied with or approval must be obtained in connection with the Merger and the Reincorporation.

Dissenters’ Rights of Appraisal

Assuming the consummation of the Reincorporation, any stockholders who vote shares against the Reincorporation may, under certain conditions, become entitled to be paid for his or her shares of the Company’s capital stock in lieu of receiving shares of Solar Enertech Delaware under Nevada Law. Holders of options, convertible notes, and warrants to purchase shares of the Company’s capital stock will not be entitled to any such rights in connection with the Reincorporation by virtue of holding such options, convertible notes, or warrants.

Under Nevada Law Section 92A.380, you, the Company’s stockholder, have the right to dissent from the Reincorporation and demand payment of the fair value of your shares of the Company’s capital stock. Under Nevada Law, “fair value” is defined with respects to dissenter’s shares, as “the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.” The following is a brief summary of the relevant portions of Nevada Law Sections 92A.300 to 92A.500, attached hereto in its entirety as Annex E to this Proxy Statement, which sets forth the procedure for exercising dissenters’ rights with respect to the Reincorporation and demanding statutory appraisal rights.

If you elect to assert dissenters’ rights in connection with the Reincorporation, you must comply with the following procedures:

•
Deliver Written Notice of Intent to Dissent: Prior to the Annual Meeting of the Stockholders, you must deliver to the Company written notice of intent to demand payment for your shares if the Reincorporation occurs.

and

•
Not Vote in Favor of the Reincorporation: You will not have the right to dissent if you vote in favor of the Reincorporation. If any form of proxy with respect to the Reincorporation is signed and returned by you, but no instruction is indicated thereon with respect to the approval and adoption of the Reincorporation, and if the proxy is unrevoked, the proxy will be voted in favor of the Reincorporation and will be considered a vote FOR the Reincorporation resulting in you losing your rights to dissent.

•
Notification by Solar Enertech Delaware: If the Reincorporation is authorized at the Annual Meeting of Stockholders, the Company or Solar Enertech Delaware, as the surviving corporation, as the case may be, will notify you within ten (10) days after the date of the consummation of the Reincorporation if you have timely filed an objection to such action and did not vote in favor of such action. This notice must state where demand for payment must be sent and where share certificates are deposited, among other information. Within the time period set forth in the notice, which may not be less than thirty (30) days nor more than sixty (60) days following the date the notice is delivered, you must make written demand on the Company or Solar Enertech Delaware for payment of the fair value of your shares and deposit your share certificates in accordance with the notice.

You should address any written notice of intent to dissent and written demand of payment to:

•	Solar Enertech Corp., 1600 Adams Drive, Menlo Park, CA 94025, re: Dissenters’ Rights

with a copy to:

•	DLA Piper US LLP, 2000 University Avenue, East Palo Alto, CA 94303, Attention: Yem Mai, Esq.

IF YOU FAIL TO COMPLY STRICTLY WITH THE PROCEDURES DESCRIBED ABOVE, YOU WILL LOSE YOUR DISSENTER’S RIGHTS. CONSEQUENTLY, IF YOU WISH TO EXERCISE YOUR DISSENTER’S RIGHTS, WE STRONGLY URGE YOU TO CONSULT A LEGAL ADVISOR BEFORE ATTEMPTING TO EXERCISE YOUR DISSENTER’S RIGHTS.

Vote Required and Recommendation of the Board of Directors

A broker who holds shares in street name will not be entitled to vote on this Proposal without instructions from the beneficial owner. Since this Proposal requires the affirmative vote of at least a majority of the shares of common stock outstanding as of the record date, abstentions and broker nonvotes will have the effect of a negative vote with respect to this Proposal. Stockholders are urged to mark the boxes on the proxy card to indicate how their shares will be voted.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” APPROVAL OF AN AGREEMENT AND PLAN OF MERGER PURSUANT TO WHICH WE WILL REINCORPORATE FROM THE STATE OF NEVADA TO THE STATE OF DELAWARE.

PROPOSAL NO. 5

APPROVAL OF AN INCREASE IN THE AMOUNT OF THE COMPANY’S AUTHORIZED COMMON STOCK

Background

Under Nevada law, we may only issue shares of common stock to the extent such shares have been authorized for issuance under our Articles of Incorporation. The Articles of Incorporation currently authorizes the issuance of up to two hundred million (200,000,000) shares of common stock. However, as of March 7, 2008, 108,265,463 shares of Common Stock were issues and outstanding, 2,130,000 unissued shares were reserved for issuance under our equity compensation plan and 81,247,999 unissued shares were reserved for issuance for convertible notes and warrants issued by the Company, leaving 8,356,538 shares of Common Stock unissued and unreserved. If stockholders approve Proposal 3 regarding an increase in the maximum number of shares issuable under the 2007 Plan, only 3,356,538 shares of Common Stock will remain unissued and unreserved. In order to ensure sufficient shares of common stock will be available for future issuance by the Company, the Board of Directors has approved, subject to stockholder approval, an amendment to the Company’s Articles of Incorporation to increase the number of shares of such common stock authorized for issuance from two hundred million (200,000,000) to four hundred million (400,000,000) shares of common stock.

Purpose and Effect of the Increase in the Amount of Company’s Authorized Common Stock

The principal purpose of this Proposal is to authorize additional shares of common stock which will be available in the event the Board of Directors determines that it is necessary or appropriate to raise additional capital through the sale of equity securities, to acquire another company or its assets, to establish strategic relationships with corporate partners, to provide equity incentives to employees and officers, to permit future stock dividends or for other corporate purposes. The availability of additional shares of common stock is particularly important in the event that the Board of Directors needs to undertake any of the foregoing actions on an expedited basis and thus to avoid the time and expense of seeking stockholder approval in connection with the contemplated issuance of common stock. If the amendment is approved by the stockholders, the Board does not intend to solicit further stockholder approval prior to the issuance of any additional shares of common stock, except as may be required by applicable law.

The increase in authorized common stock will not have any immediate effect on the rights of existing stockholders. However, the Board or Directors will have the authority to issue authorized common stock without requiring future stockholder approval of such issuances, except as may be required by applicable law. To the extent that additional authorized shares are issued in the future, they may decrease the existing stockholders’ percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the existing stockholders. The holders of common stock have no preemptive rights and the Board of Directors has no plans to grant such rights with respect to any such shares.

The increase in the authorized amount of shares of common stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of the Company without further action by the stockholders. Shares of authorized and unissued common stock could, within the limits imposed by applicable law, be issued in one or more transactions which would make a change in control of the Company more difficult, and therefore less likely. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of common stock and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company.

We do not have any arrangements, commitments or understandings to issue any shares of our capital stock except in connection with our existing stock option and purchase plans and as stock dividends to holders of outstanding stock.

The Board of Directors is not currently aware of any attempt to take over or acquire the Company. While it may be deemed to have potential anti-takeover effects, the proposed amendment to increase the authorized common stock is not prompted by any specific effort or takeover threat currently perceived by management.

If the stockholders approve this Proposal but do not approve Proposal 4, the Reincorporation proposal, then Article 3 of our Articles of Incorporation will be amended to read as follows:

A. Shares (number of shares corporation authorized to issue):

Number of shares with par value: 400,000,000 par value $0.001.

The additional shares of Common Stock to be authorized pursuant to this Proposal will have a par value of $0.001 per share and be of the same class of common stock as is currently authorized under the Articles.

If the stockholders approve Proposal 4 but do not approve this Proposal, then Solar Enertech Delaware’s Certificate of Incorporation in the form attached hereto as Annex C will be amended to lower the amount of authorized shares of common stock from four hundred million (400,000,000) to two hundred million (200,000,000).

If the stockholders approve both this Proposal and Proposal 4, then the Company will reincorporate in the State of Delaware and Solar Enertech Delaware’s Certificate of Incorporation in the form attached hereto as Annex C will authorize the issuance of up to four hundred million (400,000,000) shares of common stock.

Vote Required and Recommendation of the Board of Directors

A broker who holds shares in street name will not be entitled to vote on this Proposal without instructions from the beneficial owner. Since this proposal requires the affirmative vote of at least a majority of the shares of common stock outstanding as of the record date, abstentions and broker nonvotes will have the effect of a negative vote with respect to this Proposal. Stockholders are urged to mark the boxes on the proxy card to indicate how their shares will be voted.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” APPROVAL OF AN INCREASE IN THE AMOUNT OF THE COMPANY’S AUTHORIZED COMMON STOCK.

PROPOSAL NO. 6

APPROVAL OF ADJOURNMENTS OF THE MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES

Under our Bylaws, any meeting of stockholders, whether or not a quorum is present or has been established, may be adjourned by the affirmative vote of more shares of stock entitled to vote who are present, in person or by proxy, than are voted against the adjournment. No new notice need be given of the date, time or place of the adjourned meeting if such date, time or place is announced at the meeting before adjournment, unless the meeting is adjourned to a date more than 60 days after the date fixed for the original meeting. If we determine that an adjournment of the meeting is appropriate for the purpose of soliciting additional proxies in favor of any proposal being submitted by Solar Enertech Corp. at the meeting, such adjournment will be submitted for a stockholder vote under Item 6 of the attached Notice of Meeting. We will also use the discretionary authority conferred on our proxy holders by duly executed proxy cards to vote for any other matter as we determine to be appropriate.

Vote Required and Board of Directors Recommendation

Approval of this proposal requires the affirmative votes exceed negative votes at the annual meeting of stockholders, as well as the presence of a quorum representing a majority of all outstanding shares of the Company’s Common Stock, either in person or by proxy. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum but will not have any effect on the outcome of the proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” ADJOURNMENT OF THE MEETING, IF NECESSARY IN THE JUDGMENT OF THE PROXY HOLDERS, TO SOLICIT ADDITIONAL PROXIES IN FAVOR OF SOLAR ENERTECH CORP.’S PROPOSALS IN THIS PROXY STATEMENT.

EXECUTIVE COMPENSATION AND OTHER MATTERS

Summary Compensation Table

The following table and discussion sets forth information with respect to all compensation awarded to, earned by or paid to our Chief Executive Officer and to any executive officer whose annual salary and bonus exceeded $100,000 during our last completed fiscal year.

SUMMARY COMPENSATION TABLE

		Salary	Option Awards		Other Compensation
Name and principal position	Year	($)	($) (1)		($)		Total ($)
Leo Shi Young, President and Chief Executive Officer	2007	36,000	8,450,000	(2)	24,000	(3)	8,510,000
	2006	21,000	13,379,000	(2)	4,429,000	(4)	17,829,000
Shi Jian Yin, Chief Operating Officer	2007	32,000					32,000
	2006				6,510,000	(5)	6,510,000
Anthea Chung, Chief Financial Officer, Treasurer and Secretary	2007	43,000	203,000	(6)			246,000
	2006

(1)
Option award values reflect the amortization expense recognized by the Company in accordance with FASB Statement No. 123R, “Share-Based Payment” (“FAS 123R”), during fiscal year 2007 for unvested and outstanding stock option grants. The total value to be expensed over the amortization or vesting period for each award was determined using the Black-Scholes option pricing model with assumptions as disclosed in our Form 10-KSB in Item 7 Financial Statements, Note 3. Summary of Significant Accounting Policies under the heading “Stock Based Compensation” filed on December 28, 2007.

(2)
Under an agreement dated March 1, 2006, Mr. Young was granted an option to purchase a total of 36 million shares of common stock directly from Jean Blanchard, our former President at a price of $0.0001 per share until February 10, 2010. The amount shown reflect the grant date fair value computed in accordance with FAS 123R.

(3)	The Company provided apartment and paid for utilities for Mr. Young while he was working in the Shanghai office.
(4)
The Company recorded compensation expenses related to the Company’s obligation to withhold tax upon exercise of an option to purchase common stock by Mr. Young. The withholding tax accrued by the Company was accounted for as additional compensation expense to the employee.

(5)	Mr. Yin acquired 3.5 million shares at no cost from Mr. Young in July 2006.
(6)
On September 24, 2007, the Board of Directors approved the issuance of two options to purchase common stock of the Company totaling 3 million shares to Ms. Chung under the terms of the 2007 Plan. The exercise price of $1.20 was determined based on the closing price on the third trading day following the Company’s filing of its Form 10-QSB for the quarterly period ending June 30, 2007. Other than a fully vested and exercisable option to purchase 500,000 shares of common stock granted to Ms. Chung, the option to purchase the remaining 2.5 million shares of common stock shall vest and become exercisable over a 4 year period, with the first twenty-five percent of such shares vested and exercisable following the one year anniversary of Ms. Chung’s first date of employment; and the remaining shares become vested and exercisable in equal monthly installments over the following thirty-six months.

Narrative to Summary Compensation Table

As our business develops, we anticipate that our compensation program will expand to include bonuses for other employees and awards of equity compensation. We believe that a combination of cash and common stock or options will allow us to attract and retain the services of the individuals who will help us achieve our business objectives, thereby increasing value for our stockholders.

In setting the compensation for our officers, our Board of Directors looked primarily at the stage of our business operations and our ability to pay our executives. As our operations develop, we expect that executive compensation will be determined by reviewing the person’s responsibilities, salaries paid to others in businesses comparable to ours, the person’s experience and our ability to replace the individual.

We entered into a contract dated March 1, 2006 with Mr. Young for management services related to the development of our business. The term of the agreement is two years. The agreement requires us to pay Mr. Young a salary of $3,000 per month. This agreement can be terminated by Mr. Young or by us with 30 days’ notice.

We also have a verbal agreement with Mr. Yin for management services, which agreement became effective on March 15, 2006. Pursuant to this agreement, Mr. Yin receives 20,000 RMB yuan per month for providing these services to us. When our revenues are equal to our expenses, the monthly compensation will be increased to 40,000 RMB yuan. The agreement has no fixed term.

We also entered into a contract on April 26, 2007 with Anthea Chung for management services whereby Ms. Chung shall serve as the Company’s Chief Financial Officer, which became effective on June 1, 2007. Pursuant to the agreement, Ms. Chung will receive (i) an annual salary ranging from $130,000 to $175,000 depending on the Company’s financial performance; (ii) stock options to be determined in subsequent periods; and (iii) reimbursement of certain expenses including but not limited to relocation expenses, health insurance premium, car allowance and home trips. A copy of the agreement with Ms. Chung can be found as Exhibit 10.1 to our Form 8-K filed on June 7, 2007.

Outstanding Equity Awards at Fiscal Year-End

OUTSTANDING EQUITY AWARDS AT SEPTEMBER 30, 2007

	Number of		Number of
	Securities		Securities
	Underlying		Underlying
	Unexercised		Unexercised		Option	Option
	Options (#)		Options (#)		Exercise	Expiration
Name	Exercisable		Unexercisable		Price ($)	Date
Leo Shi Young	13,250,000	(1)	12,000,000	(1)	0.0001	2/28/2010

Shi Jian Yin	0		0		0	N/A

Anthea Chung	500,000	(2)	0		1.20	9/25/2017
	0		2,500,000	(3)	1.20	9/25/2017

(1)
On March 1, 2006 Mr. Young obtained an option to purchase 36,000,000 shares of common stock from Ms. Jean Blanchard, our former President. The option vests in equal increments of 12,000,000 shares. The right to purchase 12,000,000 shares vested on the date of grant, the right to purchase 12,000,000 shares vested on March 1, 2007 and the right to purchase 12,000,000 shares on March 1, 2008. Mr. Young exercised a portion of the option and acquired 10,750,000 shares in July 2006. Of this amount, Mr. Young retained 5,000,000 shares and transferred 5,750,000 shares to various employees in July 2006.

(2)	Represents a fully vested option to purchase 500,000 shares under our 2007 Plan granted effective September 25, 2007.
(3)
Represents an option to purchase 2,500,000 shares under our 2007 Plan granted effective September 25, 2007, vesting over a 4 year period, with the first twenty-five percent of such shares vested and exercisable following the one year anniversary of Ms. Chung’s first date of employment; and the remaining shares become vested and exercisable in equal monthly installments over the following thirty-six months.

Compensation of Directors

DIRECTOR COMPENSATION

	Option		All Other
	Awards		Compensation	Total
Name	($)		($)	($)
Leo Shi Young (1)	0		0	0
Shi Jian Yin (1)	0		0	0
Frank Fang Xie	0		0	0
Donald Morgan (2)	780	(3)	0	780	(3)
Kevin Koy (2)	0		0	0

(1)	Please see the Summary Compensation Table above with respect to compensation earned by Messrs Young and Yin as executive officers of the Company.
(2)	Messrs. Morgan and Koy were appointed to our Board of Directors on September 24, 2007.
(3)
Mr. Morgan was granted an option to purchase 100,000 shares of our Common Stock under the Plan effective September 25, 2007. The amount shown reflect the grant date fair value computed in accordance with FAS123R.

We do not have a policy pursuant to which members of our Board of Directors are compensated and members of the Board of Directors do not receive cash compensation for their services as Board members, although we may adopt such plans in the future. The Company did grant to Messrs. Coackley, Morgan and Koy options to purchase common stock for services to be performed in fiscal 2008. Separately, the Company does provide reimbursement for reasonable out-of-pocket expenses in attending meetings of the Board of Directors. From time to time we may engage certain members of the Board of Directors to perform services on our behalf. In such cases, we compensate the members for their services at rates no more favorable than could be obtained from unaffiliated parties.

EQUITY COMPENSATION PLAN INFORMATION

2007 Plan

On September 24, 2007, our Board of Directors approved the adoption of the 2007 Plan. The 2007 Plan provides for the issuance of a maximum of 10 million shares of common stock in connection with awards under the 2007 Plan. Such awards may include stock options, restricted stock purchase rights, restricted stock bonuses and restricted stock unit awards. The 2007 Plan may be administered by the Company’s Board of Directors or a committee duly appointed by the Board of Directors and has a term of 10 years. Participation in the 2007 Plan is limited to employees, directors and consultants of the Company and its subsidiaries and other affiliates. Options granted under the Plan must have an exercise price per share not less than the fair market value of the Company’s Common Stock on the date of grant. Options granted under the 2007 Plan may not have a term exceeding 10 years. Awards will vest upon conditions established by the Board of Directors or its duly appointed Committee. Subject to the requirements and limitations of section 409A of the Code in the event of a Change in Control (as defined in the 2007 Plan), the Board of Directors may provide for the acceleration of the exercisability or vesting and/settlement of any award, the Board of Directors may provide for a cash-out of awards or the Acquiror (as defined in the 2007 Plan) may either assume or continue the Company’s rights and obligations under any awards. The 2007 Plan and each of the two standard forms of notice of grant and stock option agreements are filed in conjunction with our Current Report on Form 8-K with the SEC on September 27, 2007. In this Proxy Statement, we are requesting the that the stockholders approve Proposal 3 to amend and restate the 2007 Plan as more fully described in Proposal 3.

On September 25, 2007, options to purchase 7.3 million shares of our Common Stock to our employees, directors and consultants became effective.

Options to Purchase Our Common Stock Granted by Jean Blanchard

On March 1, 2006 Mr. Young obtained an option to purchase 36,000,000 shares of common stock from Ms. Jean Blanchard, our former President. The exercise price is $0.0001 per share. The option vests in equal increments of 12,000,000 shares. The right to purchase 12,000,000 shares vested on the date of grant, the right to purchase 12,000,000 shares vested on March 1, 2007 and the right to purchase 12,000,000 shares will vest on March 1, 2008. The option expires on February 28, 2010. Mr. Young exercised a portion of the option and acquired 10,750,000 shares in July 2006. Of this amount, Mr. Young retained 5,000,000 shares and transferred 5,750,000 shares to various employees in July 2006. On October 15, 2007, Mr. Young sold an additional 1,465,714 shares.

On March 1, 2006 Mr. Xie obtained an option to purchase 1,500,000 shares of our Common Stock at an exercise price of $0.0001 per share from Ms. Jean Blanchard, our former President. This option will expire on February 28, 2010.

Below is a summary of our Equity Compensation Plan Information as of the end of the fiscal year ending September 30, 2007.

Number of
securities to
be issued upon
	exercise		Weighted-average
	of outstanding		exercise	Number of securities
	options,		price of outstanding	remaining available for
	warrants and rights		options, warrants and	future issuance under equity compensation
Plan Category	(1)		rights (1)	plans
Equity compensation plans approved by security holders	—		—	—
Equity compensation plans not approved by security holders	34,050,000	(2)	$0.26	2,700,000	(3)

(1)	Includes options granted under our 2007 Plan and options granted by Jean Blanchard.
(2)
As of September 30, 2007, options to purchase 7,300,000 shares of our Common Stock to our employees, director and consultants have been granted under our 2007 Plan and 26,750,000 options are outstanding from options granted from Jean Blanchard to Messrs. Young and Xie.

(3)	The 2007 Plan has an authorized number of shares of 10,000,000 and options to purchase 7,300,000 shares of Common Stock have been granted as of September 30, 2007.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On February 9, 2006, we obtained a demand note payable of $450,000 from Infotech Essential Inc, a company partially owned by Leo Shi Young, our President and Chief Executive Officer. The note is due on demand and is included in note payable to a related party on the balance sheet. Subsequent to demand for payment, any arrears in payment of the principal amount will bear interest at 10% per annum. We calculated an imputed interest at 10% on the note, totaling $45,000 and $31,000 for the years ended September 30, 2007 and 2006, respectively. Subsequent to September 30, 2007, Infotech Essential Inc. assigned the note payable due from us to Coach Capital LLC. In December 2007, the Company settled all the outstanding note payable due to Coach Capital LLC with the Company’s Common Stock (see the Settlement and Release Agreement between the Company and Coach Capital LLC dated December 10, 2007, filed as Exhibit 31.1 to our Form 10-KSB filed on December 28, 2007).

In the fiscal year ended September 30, 2006, the Company accrued $4.4 million of compensation expense related to the Company’s obligation to withhold tax upon exercise of stock options by Mr. Young. The withholding tax absorbed by the Company was accounted for as additional compensation expense to the employee. During fiscal year 2007, Mr. Young paid $460,000 of tax related to exercise of the stock options. Accordingly, the Company reduced accrued liability and general and administrative expense by $460,000 during the fiscal year 2007. The remaining reserve of $4 million in our accrued liability account at September 30, 2007 represents the Company’s estimate of the tax withholding obligation.

Procedures for Approval of Related Person Transactions

Since the creation of our Audit Committee, any request for us to enter into a transaction with an executive officer, director or employee, or any of such persons’ immediate family members or affiliates, must first be presented to our Audit Committee for review, consideration and approval. In approving or rejecting the proposed agreement, our audit committee will review each such transaction for potential conflicts of interest or improprieties. The above described related party transactions were completed prior to the formation of our Audit Committee and prior to the point in time where we had independent directors on our Board of Directors. As a result, the related party transactions above were not reviewed according to the foregoing procedures.

PRINCIPAL STOCKHOLDERS AND STOCK OWNERSHIP BY MANAGEMENT

The following table sets forth information as of February 4, 2008, as to each person or group who is known to us to be the beneficial owner of more than 5% of our outstanding voting securities and as to the security and percentage ownership of each of our executive officers and directors and of all of our officers and directors as a group. On February 4, 2008, we had 105,700,161 shares of Common Stock outstanding.

Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power over securities. Except in cases where community property laws apply or as indicated in the footnotes to this table, we believe that each shareholder identified in the table possesses sole voting and investment power over all shares of common stock shown as beneficially owned by the shareholder.

Shares of common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of February 4, 2008 are considered outstanding and beneficially owned by the person holding the options for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

	Number of Shares
Name and Address (1)	Beneficially Owned		Percentage Owned
The Quercus Trust (2)	22,907,728	(3)	19.99%
LCG Select, LLC (4) LCG Select Offshore, Ltd Luxor Capital Group, LLC	18,181,818	(5)	15.84%
Leo Shi Young	28,784,286	(6)	27.23%
Jean Blanchard	26,750,000	(7)	25.34%
Shi Jian Yin	3,500,000	(8)	3.31%
Frank Fang Xie	1,500,000	(9)	1.42%
Anthea Chung	500,000	(10)	*
Donald Morgan	50,000	(11)	*
Kevin Koy	16,667	(12)	*
Robert Coackley	8,333	(13)	*
All directors and officers as a group	34,367,619		32.34%

*	Beneficially owns less than 1% of our outstanding common shares and options.

(1)	Unless otherwise noted, the address for the stockholder is 1600 Adams Drive, Menlo Park, California 94025.
(2)
The address for The Quercus Trust is 1835 Newport Blvd., A109 - PMB 467, Costa Mesa, California 92627. As reported on a Schedule 13D filed with the SEC on January 29, 2008, each of David Gelbaum and Monica Chavez Gelbaum, acting alone, has the power to exercise voting and investment control over the shares of Common Stock owned by The Quercus Trust.

(3)
Of the 22,907,728 shares reported above, 14,060,228 represents shares of Common Stock. In addition, the Quercus Trust also holds Series C warrants to purchase an additional 14,060,228 shares of Common Stock, subject to terms, conditions, and limitations as more fully described in the Series C Warrant to Purchase Common Stock dated 1/11/2008 ("Series C Warrant"). Pursuant to Series C Warrant, The Quercus Trust has the right to exercise its warrant, to the extent that after giving effect to such exercise, The Quercus Trust will beneficially own no more than 19.99% of shares of Common Stock outstanding immediately after giving effect to such exercise. Given this limitation and based on total number of shares of Common Stock outstanding as of February 4, 2008 and SEC rules surrounding the calculation of beneficial ownership, The Quercus Trust, may exercise warrants to purchase up to 8,847,500 additional shares of Common Stock, bringing their aggregate amount of shares beneficially owned to 22,907,728. More information concerning this shareholder is contained in the Schedule 13D filed with the SEC on January 29, 2008.

(4)
The address for LCG Select, LLC and Luxor Capital Group, LLC is 767 Fifth Avenue, 19th Floor, New York, New York 10153. The address for LCG Select Offshore, Ltd. is c/o M&C Corporate Services Limited, P.O. Box 309 GT, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands. Luxor Capital Group, L.P. acts as the investment manager of LCG Select, LLC and LCG Select Offshore, Ltd., among other accounts. Luxor Management, LLC is the general partner of Luxor Capital Group, L.P. Mr. Christian Leone is the managing member of Luxor Management, LLC. LCG Holdings, LLC is the managing member of LCG Select, LLC. Mr. Leone is the managing member of LCG Holdings, LLC. Luxor Capital Group, L.P., Luxor Management, LLC and Mr. Leone may each be deemed to have voting and dispositive power with respect to the shares of Common Stock held by the LCG Select, LLC and the LCG Select Offshore, Ltd. LCG Holdings, LLC may be deemed to have voting and dispositive power with respect to the shares of Common Stock held by the LCG Select, LLC. More information concerning these shareholders is contained in the Schedule 13G filed with the SEC on January 28, 2008.

(5)
As reported on a Schedule 13G filed with the SEC on January 28, 2008, represents 1,402,534 shares of Common Stock and warrants exercisable for 1,402,534 shares of Common Stock held by LCG Select, LLC, 6,807,675 shares of Common Stock and warrants exercisable for 6,807,675 shares of Common Stock held by LCG Select Offshore, Ltd and 880,700 shares of Common Stock and warrants exercisable for 880,700 shares of common stock held in accounts managed by Luxor Capital Group, L.P.

(6)
On March 1, 2006 Mr. Young obtained an option to purchase 36,000,000 shares of common stock from Ms. Jean Blanchard, our former President. The exercise price is $0.0001 per share. The option vests in equal increments of 12,000,000 shares. The right to purchase 12,000,000 shares vested on the date of grant, the right to purchase 12,000,000 shares vested on March 1, 2007 and the right to purchase 12,000,000 shares will vest on March 1, 2008. The option expires on February 28, 2010. Mr. Young exercised a portion of the option and acquired 10,750,000 shares in July 2006. Of this amount, Mr. Young retained 5,000,000 shares and transferred 5,750,000 shares to various employees in July 2006. On October 15, 2007, Mr. Young sold an additional 1,465,714 shares.

(7)	The shares of common stock held by Ms. Blanchard are subject to the option rights held by Mr. Leo Shi Young and Mr. Frank Fang Xie as described in footnote 6 and 9, respectively.
(8)	Mr. Shi Jian Yin has acquired 3,500,000 shares of our Common Stock at no cost from Mr. Leo Young.
(9)
On March 1, 2006 Mr. Xie obtained an option to purchase 1,500,000 shares of our Common Stock at an exercise price of $0.0001 per share from Ms. Jean Blanchard, our former President. This option will expire on February 28, 2010 and was fully vested on the date of grant.

(10)	Represents one of two options granted to Ms. Chung effective September 25, 2007 under the terms of the Company’s 2007 Plan. See additional discussion under Summary Compensation Table above.
(11)	Represents the vested and exercisable of an option granted to Mr. Morgan effective September 25, 2007 under the terms of the Company’s 2007 Plan.
(12)	Represents the vested and exercisable of an option granted to Mr. Koy effective January 4, 2008 under the terms of the Company’s 2007 Plan.
(13)	Represents the vested and exercisable of an option granted to Mr. Coackley effective February 12, 2008 under the terms of the Company’s 2007 Plan.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities and Exchange Act of 1934 requires any person who is our director or executive officer or who beneficially holds more than 10% of any class of our securities which have been registered with the SEC, to file reports of initial ownership and changes in ownership with the SEC. These persons are also required under the regulations of the SEC to furnish us with copies of all Section 16(a) reports they file.

Based solely on a review of copies of such reports furnished to us and written representations that no other reports were required during the fiscal year ended September 30, 2007, we believe that all persons subject to the reporting requirements of Section 16(a) filed the required reports on a timely basis with the SEC, except as follows:

Date of
Insider	Filing	Transaction	Filing Date
Kevin Koy	Form 3	Sept. 24, 2007	Mar. 3, 2008
Donald Morgan	Form 4	Sept. 25, 2007	Sept. 28, 2007
Leo Shi Young	Form 4	Oct. 15, 2007	Oct. 19, 2007

STOCKHOLDER PROPOSALS TO BE PRESENTED
AT NEXT ANNUAL MEETING

Stockholder proposals may be included in our proxy materials for an annual meeting so long as they are provided to us on a timely basis and satisfy the other conditions set forth in applicable SEC rules. For a stockholder proposal to be included our proxy materials for the 2009 annual meeting, the proposal must be received at our principal executive offices, addressed to the Secretary, not later than Friday, November 28, 2008. Should a stockholder proposal be brought before the 2009 annual meeting, regardless of whether it is included in our proxy materials, our management proxy holders will be authorized by our proxy form to vote for or against the proposal, in their discretion, if we do not receive notice of the proposal, addressed to the Secretary at our principal executive offices, prior to the close of business on Wednesday, February 11, 2009.

TRANSACTION OF OTHER BUSINESS

At the date of this Proxy Statement, the Board of Directors knows of no other business that will be conducted at the 2008 annual meeting other than as described in this Proxy Statement. If any other matter or matters are properly brought before the meeting or any adjournment or postponement of the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

By order of the Board of Directors

Anthea Chung
Secretary

March 31, 2008

ANNEX A

AMENDED AND RESTATED 2007 PLAN

SOLAR ENERTECH CORP.
AMENDED AND RESTATED
2007 EQUITY INCENTIVE PLAN

1. Establishment, Purpose and Term of Plan.

1.1 Establishment. The Solar Enertech Corp. 2007 Equity Incentive Plan (the “Plan”) was originally established effective as of September 24, 2007 (the “Effective Date”). Effective as of the Plan’s approval by the stockholders of the Company, the Plan is amended and restated as set forth below.

1.2 Purpose. The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group. The Company intends that Awards granted pursuant to the Plan be exempt from or comply with Section 409A of the Code (including any amendments or replacements of such section), and the Plan shall be so construed.

1.3 Term of Plan. The Plan shall continue in effect until its termination by the Committee; provided, however, that, to the extent required by applicable law, all Awards shall be granted, if at all, within ten (10) years from the Plan’s Effective Date.

2. Definitions and Construction.

2.1 Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:

  (a) “Affiliate” means (i) an entity, other than a Parent Corporation, that directly, or indirectly through one or more intermediary entities, controls the Company or (ii) an entity, other than a Subsidiary Corporation, that is controlled by the Company directly or indirectly through one or more intermediary entities. For this purpose, the term “control” (including the term “controlled by”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of the relevant entity, whether through the ownership of voting securities, by contract or otherwise; or shall have such other meaning assigned such term for the purposes of registration on Form S-8 under the Securities Act.

  (b) “Award” means any Option, Restricted Stock Purchase Right, Restricted Stock Bonus or Restricted Stock Unit Award granted under the Plan.

  (c) “Award Agreement” means a written or electronic agreement between the Company and a Participant setting forth the terms, conditions and restrictions of the Award granted to the Participant.

   (d) “Board” means the Board of Directors of the Company.

ANNEX A-1

  (e) “Cause” means, unless such term or an equivalent term is otherwise defined with respect to an Award by the Participant’s Award Agreement or by a written contract of employment or service, any of the following: (i) the Participant’s theft, dishonesty, willful misconduct, breach of fiduciary duty for personal profit, or falsification of any Participating Company documents or records; (ii) the Participant’s material failure to abide by a Participating Company’s code of conduct or other policies (including, without limitation, policies relating to confidentiality and reasonable workplace conduct); (iii) the Participant’s unauthorized use, misappropriation, destruction or diversion of any tangible or intangible asset or corporate opportunity of a Participating Company (including, without limitation, the Participant’s improper use or disclosure of a Participating Company’s confidential or proprietary information); (iv) any intentional act by the Participant which has a material detrimental effect on a Participating Company’s reputation or business; (v) the Participant’s repeated failure or inability to perform any reasonable assigned duties after written notice from a Participating Company of, and a reasonable opportunity to cure, such failure or inability; (vi) any material breach by the Participant of any employment, service, non-disclosure, non-competition, non-solicitation or other similar agreement between the Participant and a Participating Company, which breach is not cured pursuant to the terms of such agreement; or (vii) the Participant’s conviction (including any plea of guilty or nolo contendere) of any criminal act involving fraud, dishonesty, misappropriation or moral turpitude, or which impairs the Participant’s ability to perform his or her duties with a Participating Company.

  (f) “Change in Control” means, unless such term or an equivalent term is otherwise defined with respect to an Award by the Participant’s Award Agreement or written contract of employment or service, the occurrence of any of the following:

(i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total combined voting power of the Company’s then-outstanding securities entitled to vote generally in the election of Directors; provided, however, that the following acquisitions shall not constitute a Change in Control: (1) an acquisition by any such person who on the Effective Date is the beneficial owner of more than fifty percent (50%) of such voting power, (2) any acquisition directly from the Company, including, without limitation, a public offering of securities, (3) any acquisition by the Company, (4) any acquisition by a trustee or other fiduciary under an employee benefit plan of a Participating Company or (5) any acquisition by an entity owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the voting securities of the Company; or

  (ii) an Ownership Change Event or series of related Ownership Change Events (collectively, a “Transaction”) in which the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding securities entitled to vote generally in the election of Directors or, in the case of an Ownership Change Event described in Section 2.1(z)(iii), the entity to which the assets of the Company were transferred (the “Transferee”), as the case may be; or

ANNEX A-2

(iii) the liquidation or dissolution of the Company.

provided, however, that a Change in Control shall be deemed not to include a transaction described in subsections (i) or (ii) of this Section 2.1(f) in which a majority of the members of the board of directors of the continuing, surviving or successor entity, or parent thereof, immediately after such transaction is comprised of Incumbent Directors. Notwithstanding the foregoing, to the extent that any amount constituting Section 409A Deferred Compensation would become payable under this Plan by reason of a Change in Control, such amount shall become payable only if the event constituting a Change in Control would also constitute a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company within the meaning of Section 409A.

For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Committee shall have the right to determine whether multiple sales or exchanges of the voting securities of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

(g) “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

(h) “Committee” means the Compensation Committee and such other committee or subcommittee of the Board, if any, duly appointed to administer the Plan and having such powers in each instance as shall be specified by the Board. If, at any time, there is no committee of the Board then authorized or properly constituted to administer the Plan, the Board shall exercise all of the powers of the Committee granted herein, and, in any event, the Board may in its discretion exercise any or all of such powers. Notwithstanding the foregoing, if the Company is a “publicly held corporation” within the meaning of Section 162(m), with respect to the grant of Options to a Covered Employee, the Committee shall consist solely of “outside directors” as required pursuant to Section 162(m).

(i) “Company” means Solar Enertech Corp., a Nevada corporation, or any successor corporation thereto.

(j) “Consultant” means a person engaged to provide consulting or advisory services (other than as an Employee or a Director) to a Participating Company.

(k) “Covered Employee” means, at any time the Plan is subject to Section 162(m), any Employee who is, or may become, a “covered employee” as defined in Section 162(m).

(l) “Director” means a member of the Board.

(m) “Disability” means the inability of the Participant, in the opinion of a qualified physician acceptable to the Company, to perform the major duties of the Participant’s position with the Participating Company Group because of the sickness or injury of the Participant.

ANNEX A-3

(n) “Dividend Equivalent Right” means the right of a Participant, granted at the discretion of the Committee or as otherwise provided by the Plan, to receive a credit for the account of such Participant in an amount equal to the cash dividends paid on one share of Stock for each share of Stock represented by an Award held by such Participant.

(o) “Employee” means any person treated as an employee (including an Officer or a Director who is also treated as an employee) in the records of a Participating Company, and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a member of the Board nor payment of a director’s fee shall be sufficient to constitute employment for purposes of the Plan. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment, as the case may be. For purposes of an individual’s rights, if any, under the terms of the Plan as of the time of the Company’s determination of whether or not the individual is an Employee, all such determinations by the Company shall be final, binding and conclusive as to such rights, if any, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination as to such individual’s status as an Employee.

(p)  “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(q)  “Fair Market Value” means, as of any date, the value of a share of Stock or other property as determined by the Committee, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

(i) If, on such date, the Stock is listed on a national or regional securities exchange or market system, or is quoted on the Over the Counter Bulletin Board (OTCBB), the Fair Market Value of a share of Stock shall be the closing price of a share of Stock (or the mean of the closing bid and asked prices of a share of Stock if the Stock is so quoted instead) as quoted on such national, regional securities exchange, market system or OTCBB constituting the primary market for the Stock, as reported in The Wall Street Journal, the OTCBB or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded over the counter or on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Committee, in its discretion.

(ii) If, on such date, the Stock is not listed on a national or regional securities exchange, market system or OTCBB, the Fair Market Value of a share of Stock shall be as determined by the Committee in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse, and subject to the applicable requirements, if any, of Section 409A of the Code.

ANNEX A-4

(r) “Incentive Stock Option” means an Option intended to be (as set forth in the Award Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.

(s) “Incumbent Director” means a director who either (i) is a member of the Board as of the Effective Date or (ii) is elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination, but who was not elected or nominated in connection with an actual or threatened proxy contest relating to the election of directors of the Company.

(t) “Insider” means an Officer, a Director of the Company or other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

(u) “Insider Trading Policy” means the written policy of the Company pertaining to the purchase, sale, transfer or other disposition of the Company’s equity securities by Directors, Officers, Employees or other service providers who may possess material, nonpublic information regarding the Company or its securities.

(v) “Net-Exercise” means a procedure by which the Participant will be issued a number of whole shares of Stock upon the exercise of an Option determined in accordance with the following formula:

N = X(A-B)/A, where

“N” = the number of shares of Stock to be issued to the Participant upon exercise of the Option;

“X” = the total number of shares with respect to which the Participant has elected to exercise the Option;

“A” = the Fair Market Value of one (1) share of Stock determined on the exercise date; and

“B” = the exercise price per share (as defined in the Participant’s Award Agreement)

(w) “Nonstatutory Stock Option” means an Option not intended to be (as set forth in the Award Agreement) or which does not qualify as an incentive stock option within the meaning of Section 422(b) of the Code.

(x)  “Officer” means any person designated by the Board as an officer of the Company.

(y)  “Option” means a right granted under Section 6 to purchase Stock pursuant to the terms and conditions of the Plan. All Options shall be Nonstatutory Stock Options.

ANNEX A-5

(z) “Ownership Change Event” means the occurrence of any of the following with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company).

(aa) “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.

(bb) “Participant” means any eligible person who has been granted one or more Awards.

(cc) “Participating Company” means the Company or any Parent Corporation, Subsidiary Corporation or Affiliate.

(dd) “Participating Company Group” means, at any point in time, all entities collectively which are then Participating Companies.

(ee) “Restricted Stock Award” means an Award of a Restricted Stock Bonus or a Restricted Stock Purchase Right.

(ff) “Restricted Stock Bonus” means Stock granted to a Participant pursuant to Section 7.

(gg) “Restricted Stock Purchase Right” means a right to purchase Stock granted to a Participant pursuant to Section 7.

(hh) “Restricted Stock Unit” means a right granted to a Participant pursuant to Section 8 to receive a share of Stock on a date determined in accordance with the provisions of such Section and the Participant’s Award Agreement.

(ii) “Rule 16b-3” means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

(jj) “Section 162(m)” means Section 162(m) of the Code.

(kk) “Section 409A” means Section 409A of the Code.

(ll) “Section 409A Deferred Compensation” means compensation provided pursuant to the Plan that constitutes deferred compensation subject to and not exempted from the requirements of Section 409A.

(mm) “Securities Act” means the Securities Act of 1933, as amended.

ANNEX A-6

(nn) “Service” means a Participant’s employment or service with the Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant. A Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders Service to the Participating Company Group or a change in the Participating Company for which the Participant renders such Service, provided that there is no interruption or termination of the Participant’s Service. Furthermore, a Participant’s Service shall not be deemed to have terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company. However, if any such leave taken by a Participant exceeds ninety (90) days, then on the ninety-first (91st) day following the commencement of such leave the Participant’s Service shall be deemed to have terminated, unless the Participant’s right to return to Service is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, a leave of absence shall not be treated as Service for purposes of determining vesting under the Participant’s Award Agreement. A Participant’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the corporation for which the Participant performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant’s Service has terminated and the effective date of and reason for such termination.

(oo) “Stock” means the common stock of the Company, as adjusted from time to time in accordance with Section 4.3.

(pp) “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

(qq) “Ten Percent Owner” means a Participant who, at the time an Option is granted to the Participant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company (other than an Affiliate) within the meaning of Section 422(b)(6) of the Code.

(rr) “Vesting Conditions” mean those conditions established in accordance with the Plan prior to the satisfaction of which shares subject to an Award remain subject to forfeiture or a repurchase option in favor of the Company exercisable for the Participant’s monetary purchase price, if any, for such shares upon the Participant’s termination of Service.

2.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

3. Administration.

3.1 Administration by the Committee. The Plan shall be administered by the Committee. All questions of interpretation of the Plan, of any Award Agreement or of any other form of agreement or other document employed by the Company in the administration of the Plan or of any Award shall be determined by the Committee, and such determinations shall be final, binding and conclusive upon all persons having an interest in the Plan or such Award, unless fraudulent or made in bad faith. Any and all actions, decisions and determinations taken or made by the Committee in the exercise of its discretion pursuant to the Plan or Award Agreement or other agreement thereunder (other than determining questions of interpretation pursuant to the preceding sentence) shall be final, binding and conclusive upon all persons having an interest therein.

ANNEX A-7

3.2 Authority of Officers. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the Officer has apparent authority with respect to such matter, right, obligation, determination or election.

3.3 Administration with Respect to Insiders. With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.

3.4 Powers of the Committee. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Committee shall have the full and final power and authority, in its discretion:

  (a) to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Stock to be subject to each Award;

     (b) to determine the type of Award granted;

  (c) to determine the Fair Market Value of shares of Stock or other property;

  (d) to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (i) the exercise or purchase price of shares pursuant to any Award, (ii) the method of payment for shares purchased pursuant to any Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with Award, including by the withholding or delivery of shares of Stock, (iv) the timing, terms and conditions of the exercisability or vesting of any Award or any shares acquired pursuant thereto, (v) the time of the expiration of any Award, (vi) the effect of the Participant’s termination of Service on any of the foregoing, and (vii) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto not inconsistent with the terms of the Plan;

  (e) to determine whether an Award will be settled in shares of Stock, cash, or in any combination thereof;

     (f) to approve one or more forms of Award Agreement;

  (g) to amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired upon the exercise thereof;

ANNEX A-8

(h) to accelerate, continue, extend or defer the exercisability of any Award or the vesting of any shares acquired upon the exercise thereof, including with respect to the period following a Participant’s termination of Service;

(i) to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt sub-plans or supplements to, or alternative versions of, the Plan, including, without limitation, as the Committee deems necessary or desirable to comply with the laws or regulations of or to accommodate the tax policy, accounting principles or custom of, foreign jurisdictions whose citizens may be granted Awards; and

(j) to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Committee may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.

3.5 Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or the Committee or as officers or employees of the Participating Company Group, members of the Board or the Committee and any officers or employees of the Participating Company Group to whom authority to act for the Board, the Committee or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

4. Shares Subject to Plan.

4.1 Maximum Number of Shares Issuable. Subject to adjustment as provided in Sections 4.2 and 4.3, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be 15,000,000 which shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof.

4.2 Share Counting. If an outstanding Award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if shares of Stock acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company for an amount not greater than the Participant’s purchase price, the shares of Stock allocable to the terminated portion of such Award or such forfeited or repurchased shares of Stock shall again be available for issuance under the Plan. Shares of Stock shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award that is settled in cash. If the exercise price of an Option is paid by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant, or by means of a Net-Exercise, the number of shares available for issuance under the Plan shall be reduced by the gross number of shares for which the Option is exercised. Shares withheld or reacquired by the Company in satisfaction of tax withholding obligations pursuant to Section 11.2 shall not again be available for issuance under the Plan.

ANNEX A-9

4.3 Adjustments for Changes in Capital Structure. Subject to any required action by the stockholders of the Company, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting normal cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate and proportionate adjustments shall be made in the number and class of shares subject to the Plan and to any outstanding Awards, and in the exercise or purchase price per share of any outstanding Awards in order to prevent dilution or enlargement of Participants’ rights under the Plan. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” If a majority of the shares which are of the same class as the shares that are subject to outstanding Awards are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the “New Shares”), the Committee may unilaterally amend the outstanding Awards to provide that such Awards are for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise or purchase price per share of, the outstanding Awards shall be adjusted in a fair and equitable manner as determined by the Committee, in its discretion. Any fractional share resulting from an adjustment pursuant to this Section shall be rounded down to the nearest whole number, and the exercise price per share shall be rounded up to the nearest whole cent. In no event may the exercise price of any Award be decreased to an amount less than the par value, if any, of the stock subject to the Award. The Committee in its sole discretion, may also make such adjustments in the terms of any Award to reflect, or related to, such changes in the capital structure of the Company or distributions as it deems appropriate. The adjustments determined by the Committee pursuant to this Section shall be final, binding and conclusive.

5. Eligibility and Option Limitations.

5.1 Persons Eligible for Awards. Awards may be granted only to Employees, Consultants and Directors.

5.2 Participation in Plan. Awards are granted solely at the discretion of the Committee. Eligible persons may be granted more than one Award. However, eligibility in accordance with this Section shall not entitle any person to be granted an Award, or, having been granted an Award, to be granted an additional Award.

ANNEX A-10

5.3 Incentive Stock Option Limitations.

(a) Maximum Number of Shares Issuable Pursuant to Incentive Stock Options. Subject to adjustment as provided in Section 4.3, the maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to the exercise of Incentive Stock Options shall not exceed fifteen million (15,000,000) shares. The maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to all Awards other than Incentive Stock Options shall be the number of shares determined in accordance with Section 4.1, subject to adjustment as provided in Sections 4.2, and 4.3.

(b) Persons Eligible. An Incentive Stock Option may be granted only to a person who, on the effective date of grant, is an Employee. Any person who is not an Employee on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option. An Incentive Stock Option granted to a prospective Employee upon the condition that such person become an Employee shall be deemed granted effective on the date such person commences Service as an Employee, with an exercise price determined as of such date in accordance with Section 6.1.

(c) Fair Market Value Limitation. To the extent that options designated as Incentive Stock Options (granted under all stock option plans of the Participating Company Group, including the Plan) become exercisable by a Participant for the first time during any calendar year for stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portion of such options which exceeds such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted. If the Code is amended to provide for a limitation different from that set forth in this Section, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section, the Participant may designate which portion of such Option the Participant is exercising. In the absence of such designation, the Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Upon exercise, shares issued pursuant to each such portion shall be separately identified.

5.4 Section 162(m) Option Limitation. Subject to adjustment as provided in Section 4.3, no Employee shall be granted within any fiscal year of the Company one or more Options which in the aggregate are for more than five million (5,000,000) shares.

6. Stock Options.

Options shall be evidenced by Award Agreements specifying the number of shares of Stock covered thereby, in such form as the Committee shall from time to time establish. Award Agreements evidencing Options may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

ANNEX A-11

6.1 Exercise Price. The exercise price for each Option shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share for an Option shall be not less than one hundred percent (100%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option, and (b) no Incentive Stock Option granted to a Ten Percent Owner shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the date of grant of the Option. Notwithstanding the foregoing, an Option may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner that would qualify under the applicable provisions of Sections 424(a) and 409A of the Code.

6.2 Exercisability and Term of Options. Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option, and (b) no Incentive Stock Option granted to a Ten Percent Shareholder shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option. Subject to the foregoing, unless otherwise specified by the Committee in the grant of an Option, any Option granted hereunder shall terminate ten (10) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions.

6.3 Payment of Exercise Price.

(a) Forms of Consideration Authorized. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash or by check or cash equivalent, (ii) subject to Section 6.3(b)(i), by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant having a Fair Market Value not less than the exercise price, (iii) subject to Section 6.3(b)(ii), by delivery of a properly executed notice of exercise together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a “Cashless Exercise”), (iv) by delivery of a properly executed notice electing a Net-Exercise, (v) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (vi) by any combination thereof. The Committee may at any time or from time to time grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

(b) Limitations on Forms of Consideration.

(i) Tender of Stock. Notwithstanding the foregoing, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock. Unless otherwise provided by the Committee, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Participant for more than six (6) months (or such other period, if any, as the Committee may permit) and not used for another Option exercise by attestation during such period, or were not acquired, directly or indirectly, from the Company.

ANNEX A-12

(ii) Cashless Exercise. The Cashless Exercise program is available only if, at the time of exercise, the offer and sale of shares of Stock pursuant to the Plan is registered on a then effective registration statement on Form S-8 under the Securities Act. The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise, including with respect to one or more Participants specified by the Company notwithstanding that such program or procedures may be available to other Participants.

6.4 Effect of Termination of Service.

(a) Option Exercisability. Subject to earlier termination of the Option as otherwise provided herein and unless otherwise provided by the Committee, an Option shall terminate immediately upon the Participant’s termination of Service to the extent that it is then unvested and shall be exercisable after the Participant’s termination of Service to the extent it is then vested only during the applicable time period determined in accordance with this Section and thereafter shall terminate:

(i) Disability. If the Participant’s Service terminates because of the Disability of the Participant, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant (or the Participant’s guardian or legal representative) at any time prior to the expiration of twelve (12) months after the date on which the Participant’s Service terminated, but in any event no later than the date of expiration of the Option’s term as set forth in the Award Agreement evidencing such Option (the “Option Expiration Date”).

(ii) Death. If the Participant’s Service terminates because of the death of the Participant, then the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant’s legal representative or other person who acquired the right to exercise the Option by reason of the Participant’s death at any time prior to the expiration of twelve (12) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date. The Participant’s Service shall be deemed to have terminated on account of death if the Participant dies within three (3) months after the Participant’s termination of Service.

(iii) Termination for Cause. Notwithstanding any other provision of the Plan to the contrary, if the Participant’s Service is terminated for Cause or if, following the Participant’s termination of Service and during any period in which the Option otherwise would remain exercisable, the Participant engages in any act that would constitute Cause, the Option shall terminate in its entirety and cease to be exercisable immediately upon such termination of Service or act.

ANNEX A-13

(iv) Other Termination of Service. If the Participant’s Service terminates for any reason, except Disability, death or Cause, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant at any time prior to the expiration of three (3) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date.

(b) Extension if Exercise Prevented by Law. Notwithstanding the foregoing, if the exercise of an Option within the applicable time periods set forth in Section 6.4(a) is prevented by the provisions of Section 12 below, the Option shall remain exercisable until thirty (30) days after the date such exercise first would no longer be prevented by such provisions, but in any event no later than the Option Expiration Date.

6.5 Transferability of Options. During the lifetime of the Participant, an Option shall be exercisable only by the Participant or the Participant’s guardian or legal representative. An Option shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Option, a Nonstatutory Stock Option may be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 under the Securities Act.

7. Restricted Stock Awards.

Restricted Stock Awards shall be evidenced by Award Agreements specifying whether the Award is a Restricted Stock Bonus or a Restricted Stock Purchase Right and the number of shares of Stock subject to the Award, in such form as the Committee shall from time to time establish. Award Agreements evidencing Restricted Stock Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

7.1 Types of Restricted Stock Awards Authorized. Restricted Stock Awards may be granted in the form of either a Restricted Stock Bonus or a Restricted Stock Purchase Right. Restricted Stock Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more performance goals.

7.2 Purchase Price. The purchase price for shares of Stock issuable under each Restricted Stock Purchase Right shall be established by the Committee in its discretion. No monetary payment (other than applicable tax withholding) shall be required as a condition of receiving shares of Stock pursuant to a Restricted Stock Bonus, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock subject to a Restricted Stock Award.

ANNEX A-14

7.3 Purchase Period. A Restricted Stock Purchase Right shall be exercisable within a period established by the Committee, which shall in no event exceed thirty (30) days from the effective date of the grant of the Restricted Stock Purchase Right.

7.4 Payment of Purchase Price. Except as otherwise provided below, payment of the purchase price for the number of shares of Stock being purchased pursuant to any Restricted Stock Purchase Right shall be made (a) in cash or by check or cash equivalent, (b) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (c) by any combination thereof.

7.5 Vesting and Restrictions on Transfer. Shares issued pursuant to any Restricted Stock Award may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. During any period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, such shares may not be sold, exchanged, transferred, pledged, assigned or otherwise disposed of other than pursuant to an Ownership Change Event or as provided in Section 7.8. The Committee, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Award that, if the satisfaction of Vesting Conditions with respect to any shares subject to such Restricted Stock Award would otherwise occur on a day on which the sale of such shares would violate the provisions of the Insider Trading Policy, then satisfaction of the Vesting Conditions automatically shall be determined on the next trading day on which the sale of such shares would not violate the Insider Trading Policy. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

7.6 Voting Rights; Dividends and Distributions. Except as provided in this Section, Section 7.5 and any Award Agreement, during any period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, the Participant shall have all of the rights of a stockholder of the Company holding shares of Stock, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares. However, in the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.3, any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant is entitled by reason of the Participant’s Restricted Stock Award shall be immediately subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid or adjustments were made.

7.7 Effect of Termination of Service. Unless otherwise provided by the Committee in the Award Agreement evidencing a Restricted Stock Award, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then (a) the Company shall have the option to repurchase for the purchase price paid by the Participant any shares acquired by the Participant pursuant to a Restricted Stock Purchase Right which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service and (b) the Participant shall forfeit to the Company any shares acquired by the Participant pursuant to a Restricted Stock Bonus which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company.

ANNEX A-15

7.8 Nontransferability of Restricted Stock Award Rights. Rights to acquire shares of Stock pursuant to a Restricted Stock Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or the laws of descent and distribution. All rights with respect to a Restricted Stock Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

8. Restricted Stock Unit Awards.

Restricted Stock Unit Awards shall be evidenced by Award Agreements specifying the number of Restricted Stock Units subject to the Award, in such form as the Committee shall from time to time establish. Award Agreements evidencing Restricted Stock Units may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

8.1 Grant of Restricted Stock Unit Awards. Restricted Stock Unit Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more performance goals.

8.2 Purchase Price. No monetary payment (other than applicable tax withholding, if any) shall be required as a condition of receiving a Restricted Stock Unit Award, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock issued upon settlement of the Restricted Stock Unit Award.

8.3 Vesting. Restricted Stock Unit Awards may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. The Committee, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Unit Award that, if the satisfaction of Vesting Conditions with respect to any shares subject to the Award would otherwise occur on a day on which the sale of such shares would violate the provisions of the Insider Trading Policy, then satisfaction of the Vesting Conditions automatically shall be determined on the first to occur of (a) the next trading day on which the sale of such shares would not violate the Insider Trading Policy or (b) the later of (i) the last day of the calendar year in which the original vesting date occurred or (ii) the last day of the Company’s taxable year in which the original vesting date occurred.

ANNEX A-16

8.4 Voting Rights, Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Restricted Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Restricted Stock Unit Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date such Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated. Such Dividend Equivalent Rights, if any, shall be paid by crediting the Participant with additional whole Restricted Stock Units as of the date of payment of such cash dividends on Stock. The number of additional Restricted Stock Units (rounded to the nearest whole number) to be so credited shall be determined by dividing (a) the amount of cash dividends paid on such date with respect to the number of shares of Stock represented by the Restricted Stock Units previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. Such additional Restricted Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time as the Restricted Stock Units originally subject to the Restricted Stock Unit Award. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.3, appropriate adjustments shall be made in the Participant’s Restricted Stock Unit Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of the Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Vesting Conditions as are applicable to the Award.

8.5 Effect of Termination of Service. Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing a Restricted Stock Unit Award, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then the Participant shall forfeit to the Company any Restricted Stock Units pursuant to the Award which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service.

8.6 Settlement of Restricted Stock Unit Awards. The Company shall issue to a Participant on the date on which Restricted Stock Units subject to the Participant’s Restricted Stock Unit Award vest or on such other date determined by the Committee, in its discretion, and set forth in the Award Agreement one (1) share of Stock (and/or any other new, substituted or additional securities or other property pursuant to an adjustment described in Section 8.4) for each Restricted Stock Unit then becoming vested or otherwise to be settled on such date, subject to the withholding of applicable taxes, if any. If permitted by the Committee, the Participant may elect, consistent with the requirements of Section 409A, to defer receipt of all or any portion of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section, and such deferred issuance date(s) and amount(s) elected by the Participant shall be set forth in the Award Agreement. Notwithstanding the foregoing, the Committee, in its discretion, may provide in any Award Agreement for settlement of any Restricted Stock Unit Award by payment to the Participant in cash of an amount equal to the Fair Market Value on the payment date of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section.

ANNEX A-17

8.7 Nontransferability of Restricted Stock Unit Awards. The right to receive shares pursuant to a Restricted Stock Unit Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Restricted Stock Unit Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

9. Standard Forms of Award Agreements.

9.1 Award Agreements. Each Award shall comply with and be subject to the terms and conditions set forth in the appropriate form of Award Agreement approved by the Committee and as amended from time to time. No Award or purported Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Any Award Agreement may consist of an appropriate form of Notice of Grant and a form of Agreement incorporated therein by reference, or such other form or forms, including electronic media, as the Committee may approve from time to time.

9.2 Authority to Vary Terms. The Committee shall have the authority from time to time to vary the terms of any standard form of Award Agreement either in connection with the grant or amendment of an individual Award or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Award Agreement are not inconsistent with the terms of the Plan.

10. Change in Control.

10.1 Effect of Change in Control on Awards. Subject to the requirements and limitations of Section 409A if applicable, the Committee may provide for any one or more of the following:

(a) Accelerated Vesting. The Committee may, in its discretion, provide in any Award Agreement or, in the event of a Change in Control, may take such actions as it deems appropriate to provide for the acceleration of the exercisability, vesting and/or settlement in connection with such Change in Control of each or any outstanding Award or portion thereof and shares acquired pursuant thereto upon such conditions, including termination of the Participant’s Service prior to, upon, or following such Change in Control, to such extent as the Committee shall determine.

ANNEX A-18

(b) Assumption, Continuation or Substitution. In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of any Participant, either assume or continue the Company’s rights and obligations under each or any Award or portion thereof outstanding immediately prior to the Change in Control or substitute for each or any such outstanding Award or portion thereof a substantially equivalent award with respect to the Acquiror’s stock, as applicable. For purposes of this Section, if so determined by the Committee, in its discretion, an Award denominated in shares of Stock shall be deemed assumed if, following the Change in Control, the Award confers the right to receive, subject to the terms and conditions of the Plan and the applicable Award Agreement, for each share of Stock subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a holder of a share of Stock on the effective date of the Change in Control was entitled; provided, however, that if such consideration is not solely common stock of the Acquiror, the Committee may, with the consent of the Acquiror, provide for the consideration to be received upon the exercise or settlement of the Award, for each share of Stock subject to the Award, to consist solely of common stock of the Acquiror equal in Fair Market Value to the per share consideration received by holders of Stock pursuant to the Change in Control. If any portion of such consideration may be received by holders of Stock pursuant to the Change in Control on a contingent or delayed basis, the Committee may, in its sole discretion, determine such Fair Market Value per share as of the time of the Change in Control on the basis of the Committee’s good faith estimate of the present value of the probable future payment of such consideration. Any Award or portion thereof which is neither assumed or continued by the Acquiror in connection with the Change in Control nor exercised or settled as of the time of consummation of the Change in Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control.

(c) Cash-Out of Awards. The Committee may, in its discretion and without the consent of any Participant, determine that, upon the occurrence of a Change in Control, each or any Award or a portion thereof outstanding immediately prior to the Change in Control and not previously exercised or settled shall be canceled in exchange for a payment with respect to each vested share (and each unvested share, if so determined by the Committee) of Stock subject to such canceled Award in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control, reduced by the exercise or purchase price per share, if any, under such Award. If any portion of such consideration may be received by holders of Stock pursuant to the Change in Control on a contingent or delayed basis, the Committee may, in its sole discretion, determine such Fair Market Value per share as of the time of the Change in Control on the basis of the Committee’s good faith estimate of the present value of the probable future payment of such consideration. In the event such determination is made by the Committee, the amount of such payment (reduced by applicable withholding taxes, if any) shall be paid to Participants in respect of the vested portions of their canceled Awards as soon as practicable following the date of the Change in Control and in respect of the unvested portions of their canceled Awards in accordance with the vesting schedules applicable to such Awards.

10.2 Federal Excise Tax Under Section 4999 of the Code.

(a) Excess Parachute Payment. In the event that any acceleration of vesting pursuant to an Award and any other payment or benefit received or to be received by a Participant would subject the Participant to any excise tax pursuant to Section 4999 of the Code due to the characterization of such acceleration of vesting, payment or benefit as an “excess parachute payment” under Section 280G of the Code, the Participant may elect, in his or her sole discretion, to reduce the amount of any acceleration of vesting called for under the Award in order to avoid such characterization.

ANNEX A-19

(b) Determination by Independent Accountants. To aid the Participant in making any election called for under Section 10.2(a), no later than the date of the occurrence of any event that might reasonably be anticipated to result in an “excess parachute payment” to the Participant as described in Section 10.2(a), the Company shall request a determination in writing by independent public accountants selected by the Company (the “Accountants”). As soon as practicable thereafter, the Accountants shall determine and report to the Company and the Participant the amount of such acceleration of vesting, payments and benefits which would produce the greatest after-tax benefit to the Participant. For the purposes of such determination, the Accountants may rely on reasonable, good faith interpretations concerning the application of Sections 280G and 4999 of the Code. The Company and the Participant shall furnish to the Accountants such information and documents as the Accountants may reasonably request in order to make their required determination. The Company shall bear all fees and expenses the Accountants may reasonably charge in connection with their services contemplated by this Section 10.2(b).

11. Tax Withholding.

11.1 Tax Withholding in General. The Company shall have the right to deduct from any and all payments made under the Plan, or to require the Participant, through payroll withholding, cash payment or otherwise, to make adequate provision for, the federal, state, local and foreign taxes, if any, required by law to be withheld by the Participating Company Group with respect to an Award or the shares acquired pursuant thereto. The Company shall have no obligation to deliver shares of Stock, to release shares of Stock from an escrow established pursuant to an Award Agreement, or to make any payment in cash under the Plan until the Participating Company Group’s tax withholding obligations have been satisfied by the Participant.

11.2 Withholding in Shares. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable to a Participant upon the exercise or settlement of an Award, or to accept from the Participant the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the tax withholding obligations of the Participating Company Group. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates.

12. Compliance with Securities Law.

The grant of Awards and the issuance of shares of Stock pursuant to any Award shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities and the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Award may be exercised or shares issued pursuant to an Award unless (a) a registration statement under the Securities Act shall at the time of such exercise or issuance be in effect with respect to the shares issuable pursuant to the Award or (b) in the opinion of legal counsel to the Company, the shares issuable pursuant to the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to issuance of any Stock, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

ANNEX A-20

13. Compliance with Section 409A.

13.1 Awards Subject to Section 409A. The provisions of this Section 13 shall apply to any Award or portion thereof that is or becomes subject to Section 409A, notwithstanding any provision to the contrary contained in the Plan or the Award Agreement applicable to such Award. Awards subject to Section 409A include, without limitation:

(a) Any Nonstatutory Stock Option having an exercise price per share less than the Fair Market Value determined as of the date of grant of such Option or that permits the deferral of compensation other than the deferral of recognition of income until the exercise or transfer of the Option or the time the shares acquired pursuant to the exercise of the option first become substantially vested.

(b) Any Restricted Stock Award that either provides by its terms, or under which the Participant makes an election, for settlement of all or any portion of the Award either (i) on one or more dates following the end of the Short-Term Deferral Period (as defined below) or (ii) upon or after the occurrence of any event that will or may occur later than the end of the Short-Term Deferral Period.

Subject to U.S. Treasury Regulations promulgated pursuant to Section 409A (“Section 409A Regulations”) or other applicable guidance, the term “Short-Term Deferral Period” means the period ending on the later of (i) the 15th day of the third month following the end of the Company’s fiscal year in which the applicable portion of the Award is no longer subject to a substantial risk of forfeiture or (ii) the 15th day of the third month following the end of the Participant’s taxable year in which the applicable portion of the Award is no longer subject to a substantial risk of forfeiture. For this purpose, the term “substantial risk of forfeiture” shall have the meaning set forth in Section 409A Regulations or other applicable guidance.

13.2 Deferral and/or Distribution Elections. Except as otherwise permitted or required by Section 409A or Section 409A Regulations or other applicable guidance, the following rules shall apply to any deferral and/or distribution elections (each, an “Election”) that may be permitted or required by the Committee pursuant to an Award subject to Section 409A:

(a) All Elections must be in writing and specify the amount (or an objective, nondiscretionary formula determining the amount) of the distribution in settlement of an Award being deferred, as well as the time and form of distribution as permitted by this Plan.

ANNEX A-21

(b) All Elections shall be made by the end of the Participant’s taxable year prior to the year in which services commence for which an Award may be granted to such Participant; provided, however, that if the Award qualifies as “performance-based compensation” for purposes of Section 409A (and is based on a performance period of at least 12 consecutive months), then the Election may be made no later than six (6) months prior to the end of the performance period, provided that the Participant’s service is continuous from the later of the beginning of the performance period or the date on which the performance goals are established through the date such election is made and provided further that no election may be made after the compensation has become readily ascertainable (as provided by Section 409A Regulations).

(c) Elections shall continue in effect until a written election to revoke or change such Election is received by the Company, except that a written election to revoke or change such Election must be made prior to the last day for making an Election determined in accordance with paragraph (b) above or as permitted by Section 13.3.

13.3 Subsequent Elections. Except as otherwise permitted or required by Section 409A Regulations or other applicable guidance, any Award subject to Section 409A which permits a subsequent Election to delay the distribution or change the form of distribution in settlement of such Award shall comply with the following requirements:

(a) No subsequent Election may take effect until at least twelve (12) months after the date on which the subsequent Election is made;

(b) Each subsequent Election related to a distribution in settlement of an Award not described in Section 13.4(b), 13.4(c) or 13.4(f) must result in a delay of the distribution for a period of not less than five (5) years from the date such distribution would otherwise have been made; and

(c) No subsequent Election related to a distribution pursuant to Section 13.4(d) shall be made less than twelve (12) months prior to the date of the first scheduled payment under such distribution.

13.4 Distributions Pursuant to Deferral Elections. Except as otherwise permitted or required by Section 409A Regulations or other applicable guidance, no distribution in settlement of an Award subject to Section 409A may commence earlier than:

(a)  The Participant’s separation from service (as defined by Section 409A Regulations);

(b)  The date the Participant becomes Disabled (as defined below);

(c)  The Participant’s death;

(d)  A specified time (or pursuant to a fixed schedule) that is either (i) specified by the Committee upon the grant of an Award and set forth in the Award Agreement evidencing such Award or (ii) specified by the Participant in an Election complying with the requirements of Section 13.2 and/or 13.3, as applicable;

ANNEX A-22

(e) A change in the ownership or effective control of the Company or in the ownership of a substantial portion of the assets of the Company (as defined by Section 409A Regulations); or

(f) The occurrence of an Unforeseeable Emergency (as defined by Section 409A Regulations).

Notwithstanding anything else herein to the contrary, to the extent that a Participant is a “Specified Employee” (as defined by Section 409A Regulations) of the Company, no distribution pursuant to Section 13.4(a) in settlement of an Award subject to Section 409A may be made before the date (the “Delayed Payment Date”) which is six (6) months after such Participant’s date of separation from service, or, if earlier, the date of the Participant’s death. All such amounts that would, but for this paragraph, become payable prior to the Delayed Payment Date shall be accumulated and paid on the Delayed Payment Date.

13.5 Unforeseeable Emergency. The Committee shall have the authority to provide in any Award subject to Section 409A for distribution in settlement of all or a portion of such Award in the event that a Participant establishes, to the satisfaction of the Committee, the occurrence of an Unforeseeable Emergency. In such event, the amount(s) distributed with respect to such Unforeseeable Emergency cannot exceed the amounts reasonably necessary to satisfy such Unforeseeable Emergency plus amounts necessary to pay taxes or penalties reasonably anticipated as a result of such distribution(s), after taking into account the extent to which such hardship is or may be relieved through reimbursement or compensation by insurance or otherwise, by liquidation of the Participant’s assets (to the extent the liquidation of such assets would not itself cause severe financial hardship), or by cessation of deferrals under the Plan. All distributions with respect to an Unforeseeable Emergency shall be made in a lump sum within 90 days of the occurrence of Unforeseeable Emergency and following the Committee’s determination that an Unforeseeable Emergency has occurred.

The occurrence of an Unforeseeable Emergency shall be judged and determined by the Committee. The Committee’s decision with respect to whether an Unforeseeable Emergency has occurred and the manner in which, if at all, the distribution in settlement of an Award shall be altered or modified, shall be final, conclusive, and not subject to approval or appeal.

13.6 Disabled. The Committee shall have the authority to provide in any Award subject to Section 409A for distribution in settlement of such Award in the event that the Participant becomes Disabled. A Participant shall be considered “Disabled” if either:

(a) the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or

(b) the Participant is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Participant’s employer.

ANNEX A-23

All distributions payable by reason of a Participant becoming Disabled shall be paid in a lump sum or in periodic installments as established by the Participant’s Election, commencing within 90 days following the date the Participant becomes Disabled. If the Participant has made no Election with respect to distributions upon becoming Disabled, all such distributions shall be paid in a lump sum within 90 days following the date the Participant becomes Disabled.

13.7 Death. If a Participant dies before complete distribution of amounts payable upon settlement of an Award subject to Section 409A, such undistributed amounts shall be distributed to his or her beneficiary under the distribution method for death established by the Participant’s Election, or, if the Participant has made no Election with respect to distributions upon death, in a lump sum, within 90 days following the Participant’s death and following receipt by the Committee of satisfactory notice and confirmation of the Participant’s death.

13.8 No Acceleration of Distributions. Notwithstanding anything to the contrary herein, this Plan does not permit the acceleration of the time or schedule of any distribution under this Plan pursuant to any Award subject to Section 409A, except as provided by Section 409A and Section 409A Regulations.

14. Amendment or Termination of Plan.

The Committee may amend, suspend or terminate the Plan at any time. However, without the approval of the Company’s stockholders, there shall be no amendment of the Plan (including, but not limited to, an increase in the share limitations imposed by Sections 4.1, 5.3 and 5.4 (other than adjustments made to such Sections pursuant to Sections 4.2 and 4.3)) that would require approval of the Company’s stockholders under any applicable law, regulation or rule, including the rules of any stock exchange or market system upon which the Stock may then be listed. No amendment, suspension or termination of the Plan shall affect any then outstanding Award unless expressly provided by the Committee. Except as provided by the next sentence, no amendment, suspension or termination of the Plan may adversely affect any then outstanding Award without the consent of the Participant. Notwithstanding any other provision of the Plan or any Award Agreement to the contrary, the Committee may, in its sole and absolute discretion and without the consent of any Participant, amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as it deems necessary or advisable for the purpose of conforming the Plan or such Award Agreement to any present or future law, regulation or rule applicable to the Plan, including, but not limited to, Section 409A of the Code and all applicable guidance promulgated thereunder.

15. Miscellaneous Provisions.

15.1 Repurchase Rights. Shares issued under the Plan may be subject to one or more repurchase options, or other conditions and restrictions as determined by the Committee in its discretion at the time the Award is granted. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

ANNEX A-24

15.2 Forfeiture Events.

(a) The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of Service for Cause or any act by a Participant, whether before or after termination of Service, that would constitute Cause for termination of Service.

(b) If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, any Participant who knowingly or through gross negligence engaged in the misconduct, or who knowingly or through gross negligence failed to prevent the misconduct, and any Participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve- (12-) month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement.

15.3 Provision of Information. Each Participant shall be given access to information concerning the Company equivalent to that information generally made available to the Company’s common stockholders. In addition, the Company shall deliver such other disclosures to Participants as may be required pursuant to applicable law.

15.4 Rights as Employee, Consultant or Director. No person, even though eligible pursuant to Section 5, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant. Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Employee, Consultant or Director or interfere with or limit in any way any right of a Participating Company to terminate the Participant’s Service at any time. To the extent that an Employee of a Participating Company other than the Company receives an Award under the Plan, that Award shall in no event be understood or interpreted to mean that the Company is the Employee’s employer or that the Employee has an employment relationship with the Company.

15.5 Rights as a Stockholder. A Participant shall have no rights as a stockholder with respect to any shares covered by an Award until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in Section 4.3 or another provision of the Plan.

ANNEX A-25

15.6 Delivery of Title to Shares. Subject to any governing rules or regulations, the Company shall issue or cause to be issued the shares of Stock acquired pursuant to an Award and shall deliver such shares to or for the benefit of the Participant by means of one or more of the following: (a) by delivering to the Participant evidence of book entry shares of Stock credited to the account of the Participant, (b) by depositing such shares of Stock for the benefit of the Participant with any broker with which the Participant has an account relationship, or (c) by delivering such shares of Stock to the Participant in certificate form.

15.7 Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise or settlement of any Award.

15.8 Retirement and Welfare Plans. Neither Awards made under this Plan nor shares of Stock or cash paid pursuant to such Awards shall be included as “compensation” for purposes of computing the benefits payable to any Participant under any Participating Company’s retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing such benefits.

15.9 Severability. If any one or more of the provisions (or any part thereof) of this Plan shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan shall not in any way be affected or impaired thereby.

15.10 No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (a) limit, impair, or otherwise affect the Company’s or another Participating Company’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or (b) limit the right or power of the Company or another Participating Company to take any action which such entity deems to be necessary or appropriate.

15.11 Unfunded Obligation. Participants shall have the status of general unsecured creditors of the Company. Any amounts payable to Participants pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974. No Participating Company shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Committee or any Participating Company and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant’s creditors in any assets of any Participating Company. The Participants shall have no claim against any Participating Company for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Plan.

ANNEX A-26

15.12 Choice of Law. Except to the extent governed by applicable federal law, the validity, interpretation, construction and performance of the Plan and each Award Agreement shall be governed by the laws of the State of California, without regard to its conflict of law rules.

15.13 Stockholder Approval. The Plan, as amended and restated, shall become effective upon its approval by the stockholders of the Company. Such approval shall be obtained within twelve (12) months of the date this Plan is amended and restated by the Committee.

ANNEX A-27

ANNEX B

AGREEMENT AND PLAN OF MERGER FOR REINCORPORATION

AGREEMENT AND PLAN OF MERGER
OF
SOLAR ENERTECH CORP.
(A NEVADA CORPORATION)
WITH
AND INTO
SOLAR ENERTECH CORP.
(A DELAWARE CORPORATION)

This AGREEMENT AND PLAN OF MERGER (this “Agreement”) dated as of _______ __, 2008 by and between Solar Enertech Corp., a Nevada corporation (“Solar Enertech Nevada”), and Solar Enertech Corp., a Delaware corporation and wholly-owned subsidiary of Solar Enertech Nevada (“Solar Enertech Nevada”), is made with respect to the following facts.

RECITALS

WHEREAS, Solar Enertech Nevada is a corporation duly organized and existing under the laws of the State of Nevada;

WHEREAS, Solar Enertech Delaware is a corporation duly organized and existing under the laws of the State of Delaware;

WHEREAS, the respective Boards of Directors for Solar Enertech Nevada and Solar Enertech Delaware have determined that, for purposes of effecting the reincorporation of Solar Enertech Nevada in the State of Delaware, it is advisable and to the advantage of said two corporations and their stockholders that Solar Enertech Nevada merge with and into Solar Enertech Delaware so that Solar Enertech Delaware is the surviving corporation on the terms provided herein (the “Merger”); and

WHEREAS, the respective Board of Directors Solar Enertech Nevada and Solar Enertech Delaware, the stockholders of Solar Enertech Nevada, and the sole stockholder of Solar Enertech Delaware have adopted and approved this Agreement.

NOW THEREFORE, based upon the foregoing, and in consideration of the mutual promises and covenants contained herein and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties to this Agreement agree as follows.

ARTICLE I

THE MERGER

1.1 The Merger; Surviving Corporation. Subject to the terms and conditions set forth in this Agreement, at the Effective Time (as defined in Section 1.5 below), Solar Enertech Nevada shall be merged with and into Solar Enertech Delaware, subject to and upon the terms and conditions provided in this Agreement and the applicable provisions of the General Corporation Law of the State of Delaware (the “DGCL”) and the applicable provisions of the Nevada Revised Statutes (the “NRS”), and the separate existence of Solar Enertech Nevada shall cease. Solar Enertech Delaware shall be the surviving entity (the “Surviving Corporation”) and shall continue to be governed by the DGCL.

1.2 Constituent Corporations. The name, address, jurisdiction of organization and governing law of each of the constituent corporations is as follows:

ANNEX B-1

(a) Solar Enertech Nevada: Solar Enertech Corp., a corporation organized under and governed by the laws of the State of Nevada with an address of 1600 Adams Drive, Menlo Park, CA 94025; and

(b) Solar Enertech Delaware: Solar Enertech Corp., a corporation organized under and governed by the laws of the State of Delaware with an address of 1600 Adams Drive, Menlo Park, CA 94025.

1.3 Surviving Corporation. Solar Enertech Corp., a corporation organized under the laws of the State of Delaware, shall be the surviving corporation.

1.4 Address of Principal Office of the Surviving Corporation. The address of Solar Enertech Delaware, as the Surviving Corporation, shall be 1600 Adams Drive, Menlo Park, CA 94025.

1.5 Effective Time. The Merger shall become effective (the “Effective Time”), on the date upon which the last to occur of the following shall have been completed:

(a) This Agreement and the Merger shall have been adopted and recommended to the stockholders of Solar Enertech Nevada by the Board of Directors of Solar Enertech Nevada and approved by a majority of the voting power of the outstanding stock of Solar Enertech Nevada entitled to vote thereon, in accordance with the requirements of the NRS;

(b) This Agreement and the Merger shall have been adopted by the Board of Directors of Solar Enertech Delaware and approved by a majority of the outstanding stock of Solar Enertech Delaware in accordance with the requirements of the DGCL;

(c) The effective date of the Merger as stated in the executed Articles of Merger (the “Articles of Merger”) filed with the Secretary of State for the State of Nevada; and

(d) An executed Certificate of Merger (the “Certificate of Merger”) or an executed counterpart to this Agreement meeting the requirements of the DGCL shall have been filed with the Secretary of State of the State of Delaware.

1.6 Effect of the Merger. The effect of the Merger shall be as provided in this Agreement, the Articles of Merger, the Certificate of Merger and the applicable provisions of the DGCL and the NRS. Without limiting the foregoing, from and after the Effective Time, all the property, rights, privileges, powers and franchises of Solar Enertech Nevada shall vest in Solar Enertech Delaware, as the Surviving Corporation, and all debts, liabilities and duties of Solar Enertech Nevada shall become the debts, liabilities and duties of Solar Enertech Delaware, as the Surviving Corporation.

1.7 Certificate of Incorporation; Bylaws.

(a) From and after the Effective Time, the Certificate of Incorporation of Solar Enertech Delaware shall be the Certificate of Incorporation of the Surviving Corporation; and

(b) From and after the Effective Time, the Bylaws of Solar Enertech Delaware as in effect immediately prior to the Effective Time shall be the Bylaws of the Surviving Corporation.

1.8 Officers and Directors. The officers of Solar Enertech Nevada immediately prior to the Effective Time shall continue as officers of the Surviving Corporation and remain officers until their successors are duly appointed or their prior resignation, removal or death. The directors of Solar Enertech Nevada immediately prior to the Effective Time shall continue as directors of the Surviving Corporation and shall remain as directors for the term until their successors are duly elected and qualified or their prior resignation, removal or death.

ANNEX B-2

ARTICLE II

CONVERSION OF SHARES

2.1 Conversion of Common Stock of Solar Enertech Nevada. At the Effective Time by virtue of the Merger, and without any action on part of the holders of any outstanding shares of Solar Enertech Nevada:

(a) each share of common stock of Solar Enertech Nevada, par value of $0.001 per share, issued and outstanding immediately prior to the Effective Time shall be converted (without the surrender of stock certificates or any other action) into one (1) fully paid and non-assessable share of common stock, par value $0.001, of Solar Enertech Delaware’s common stock, $0.001 par value per share (the “Common Stock”); and

(b) the one thousand shares of Solar Enertech Delaware common stock owned by Solar Enertech Nevada shall be canceled at the Effective Time.

2.2 Solar Enertech Nevada Options, Stock Purchase Rights, Convertible Securities.

(a) From and after the Effective Time, the Surviving Corporation shall assume the obligations of Solar Enertech Nevada under, and continue, the option plans and all other employee benefit plans of Solar Enertech Nevada. Each outstanding and unexercised option, other right to purchase, or security convertible into or exercisable for Solar Enertech Nevada common stock (a “Right”) shall become, an option, right to purchase or a security convertible into the Surviving Corporation’s Common Stock, on the basis of one share of the Surviving Corporation’s Common Stock for each one share of Solar Enertech Nevada common stock issuable pursuant to any such Right, on the same terms and conditions and at an exercise price equal to the exercise price applicable to any such Solar Enertech Nevada Right from and after the Effective Time. This paragraph 2.2(a) shall not apply to currently issued and outstanding Solar Enertech Nevada common stock. Such common stock is subject to paragraph 2.1 hereof.

(b) A number of shares of the Surviving Corporation’s Common Stock shall be reserved for issuance upon the exercise of options and convertible securities equal to the number of shares of Solar Enertech Nevada common stock so reserved immediately prior to the Effective Time.

2.3 Certificates. At and after the Effective Time, all of the outstanding certificates that immediately prior thereto represented shares of common stock, options, warrants or other securities of Solar Enertech Nevada shall be deemed for all purposes to evidence ownership of and to represent the shares of the respective common stock, options, warrants or other securities of Solar Enertech Delaware, as the case may be, into which the shares of common stock, options, warrants or other securities of Solar Enertech Nevada represented by such certificates have been converted as herein provided and shall be so registered on the books and records of the Surviving Corporation or its transfer agent. The registered owner of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of common stock, options, warrants or other securities of Solar Enertech Delaware, as the case may be, evidenced by such outstanding certificate, as above provided.

ANNEX B-3

ARTICLE III

TRANSFER AND CONVEYANCE OF ASSETS AND ASSUMPTION OF LIABILITIES

3.1 Transfer, Conveyance and Assumption. At the Effective Time, Solar Enertech Delaware shall continue in existence as the Surviving Corporation, and without further action on the part of Solar Enertech Nevada or Solar Enertech Delaware, succeed to and possess all the rights, privileges and powers of Solar Enertech Nevada, and all the assets and property of whatever kind and character of Solar Enertech Nevada shall vest in Solar Enertech Delaware without further act or deed. Thereafter, Solar Enertech Delaware, as the Surviving Corporation, shall be liable for all of the liabilities and obligations of Solar Enertech Nevada, and any claim or judgment against Solar Enertech Nevada may be enforced against Solar Enertech Delaware as the Surviving Corporation, in accordance with Section 259 of the DGCL.

3.2 Further Assurances. If at any time Solar Enertech Delaware shall consider or be advised that any further assignment, conveyance or assurance is necessary or advisable to vest, perfect or confirm of record in it the title to any property or right of Solar Enertech Nevada, or otherwise to carry out the provisions hereof, officers of Solar Enertech Nevada as of the Effective Time shall execute and deliver any and all proper deeds, assignments and assurances, and do all things necessary and proper to vest, perfect or convey title to such property or right in Solar Enertech Delaware and otherwise to carry out the provisions hereof.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF SOLAR ENERTECH NEVADA

Solar Enertech Nevada represents and warrants to Solar Enertech Delaware as follows:

4.1 Validity of Actions. Solar Enertech Nevada (a) is a corporation duly formed, validly existing and in good standing under the laws of the State of Nevada, and (b) has full power and authority to enter into this Agreement and to carry out all acts contemplated by it. This Agreement has been duly executed and delivered on behalf of Solar Enertech Nevada. Solar Enertech Nevada has received all necessary authorization to enter into this Agreement, and this Agreement is a legal, valid and binding obligation of Solar Enertech Nevada, enforceable against Solar Enertech Nevada in accordance with its terms. The execution and delivery of this Agreement and consummation of the transactions contemplated by it will not violate any provision of Solar Enertech Nevada’s Articles of Incorporation or Bylaws, nor violate, conflict with or result in any breach of any of the terms, provisions or conditions of, or constitute a default or cause acceleration of, any indebtedness under any agreement or instrument to which Solar Enertech Nevada is a party or by which it or its assets may be bound, or cause a breach of any applicable Federal or state law or governmental regulation, or any applicable order, judgment, writ, award, injunction or decree of any court or governmental instrumentality.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF SOLAR ENERTECH DELAWARE

Solar Enertech Delaware represents and warrants to Solar Enertech Nevada as follows:

5.1 Validity of Actions. Solar Enertech Delaware (a) is duly organized, validly existing and in good standing under the laws of the State of Delaware, and (b) has full power and authority to enter into this Agreement and to carry out all acts contemplated by it. This Agreement has been duly executed and delivered on behalf of Solar Enertech Delaware. Solar Enertech Delaware has received all necessary authorization to enter into this Agreement, and this Agreement is a legal, valid and binding obligation of Solar Enertech Delaware, enforceable against Solar Enertech Delaware in accordance with its terms. The execution and delivery of this Agreement and consummation of the transactions contemplated by it will not violate any provision of the Certificate of Incorporation or Bylaws of Solar Enertech Delaware nor violate, conflict with or result in any breach of any of the terms, provisions or conditions of, or constitute a default or cause acceleration of, any indebtedness under any agreement or instrument to which Solar Enertech Delaware is a party or by which it or its assets may be bound, or cause a breach of any applicable federal or state law or regulation, or any applicable order, judgment, writ, award, injunction or decree of any court or governmental instrumentality.

ANNEX B-4

ARTICLE VI

FURTHER ACTIONS

6.1 Additional Documents. At the request of any party, each party will execute and deliver any additional documents and perform in good faith such acts as reasonably may be required in order to consummate the transactions contemplated by this Agreement.

ARTICLE VII

CONDITIONS TO THE MERGER

The obligation of Solar Enertech Delaware and of Solar Enertech Nevada to consummate the Merger shall be subject to the satisfaction or waiver of the following conditions:

7.1 Bring Down. The representations and warranties set forth in this Agreement shall be true and correct in all material respects at, and as of, the Effective Time as if then made as of the Effective Time.

7.2 No Statute, Rule or Regulation Affecting. At the Effective Time, there shall be no statute, or regulation enacted or issued by the United States or any State, or by a court, which prohibits or challenges the consummation of the Merger.

7.3 Satisfaction of Conditions. All other conditions to the Merger set forth herein shall have been satisfied.

ARTICLE VIII

TERMINATION; AMENDMENT; WAIVER

8.1 Termination. This Agreement and the transactions contemplated hereby may be terminated at any time prior to the filing of the Certificate of Merger with the Secretary of State of the State of Delaware, by mutual consent of the Board of Directors of Solar Enertech Delaware and the Board of Directors of Solar Enertech Nevada.

8.2 Amendment. The parties hereto may, by written agreement, amend this Agreement at any time prior to the filing of the Certificate of Merger with the Secretary of State of the State of Delaware, provided that any such amendment must first be approved by the Board of Directors of Solar Enertech Nevada.

ANNEX B-5

8.3 Waiver. At any time prior to the Effective Time, any party to this Agreement may extend the time for the performance of any of the obligations or other acts of any other party hereto, or waive compliance with any of the agreements of any other party or with any condition to the obligations hereunder, in each case only to the extent that such obligations, agreements and conditions are intended for its benefit.

ARTICLE IX

MISCELLANEOUS

9.1 Expenses. If the Merger becomes effective, all of the expenses incurred in connection with the Merger shall be paid by Solar Enertech Delaware.

9.2 Notice. Except as otherwise specifically provided, any notices to be given hereunder shall be in writing and shall be deemed given upon personal delivery or upon mailing thereof, if mailed by certified mail, return receipt requested, to the following addresses (or to such other address or addresses shall be specified in any notice given):

In the case of Solar Enertech Delaware:

SOLAR ENERTECH CORP.
1600 Adams Drive
Menlo Park, CA 94025

In the case of Solar Enertech Nevada:

SOLAR ENERTECH CORP.
1600 Adams Drive
Menlo Park, CA 94025

9.3 Non-Assignability. This Agreement shall not be assignable by any of the parties hereto.

9.4 Entire Agreement. This Agreement contains the parties’ entire understanding and agreement with respect to its subject matter, and any and all conflicting or inconsistent discussions, agreements, promises, representations and statements, if any, between the parties or their representatives that are not incorporated in this Agreement shall be null and void and are merged into this Agreement.

9.5 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to conflicts of law principles.

9.6 Headings. The various section headings are inserted for purposes of reference only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

9.7 Gender; Number. All references to gender or number in this Agreement shall be deemed interchangeably to have a masculine, feminine, neuter, singular or plural meaning, as the sense of the context requires.

9.8 Severability. The provisions of this Agreement shall be severable, and any invalidity, unenforceability or illegality of any provision or provisions of this Agreement shall not affect any other provision or provisions of this Agreement, and each term and provision of this Agreement shall be construed to be valid and enforceable to the full extent permitted by law.

ANNEX B-6

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed by an officer duly authorized to do so, all as of the day and year first above written.

SOLAR ENERTECH CORP.,	SOLAR ENERTECH CORP.,
a Delaware Corporation	a Nevada Corporation

By:	By:
Anthea Chung	Leo Shi Young
President	President and Chief Executive Officer

ANNEX B-7

ANNEX C

SOLAR ENERTECH CORP. (DELAWARE)

CERTIFICATE OF INCORPORATION

CERTIFICATE OF INCORPORATION

OF

SOLAR ENERTECH CORP.

FIRST: The name of the corporation is:

Solar Enertech Corp.

SECOND: The address of its registered office in the State of Delaware is 3500 South DuPont Highway in the City of Dover, County of Kent. The name of its registered agent at such address is Incorporating Services, Ltd.

THIRD: The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

FOURTH: The corporation is authorized to issue one class of stock, to be designated “Common Stock,” with a par value of $0.001 per share. The total number of shares of Common Stock that the corporation shall have authority to issue is 400,000,000.

FIFTH: The business and affairs of the corporation shall be managed by or under the direction of the Board of Directors. In addition to the powers and authority expressly conferred upon them by statute or by this Certificate of Incorporation or the Bylaws of the corporation, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the corporation. Election of directors need not be by written ballot, unless the Bylaws so provide.

SIXTH: The Board of Directors is authorized to make, adopt, amend, alter or repeal the Bylaws of the corporation. The stockholders shall also have power to make, adopt, amend, alter or repeal the Bylaws of the corporation.

SEVENTH: The name and mailing address of the incorporator is:

Yem Mai
DLA Piper US LLP
2000 University Avenue
East Palo Alto, CA 94303

EIGHTH: A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involved intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

If the Delaware General Corporation Law is hereafter amended to authorize the further elimination or limitation of the liability of a director, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

ANNEX C-1

Any repeal or modification of the foregoing provisions of this Article EIGHTH by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

NINTH: The Corporation reserves the right to amend or repeal any provision contained in this Certificate of Incorporation in the manner prescribed by the laws of the State of Delaware and all rights conferred upon stockholders are granted subject to this reservation.

* * * * *

ANNEX C-2

ANNEX D

SOLAR ENERTECH CORP. (DELAWARE)

BYLAWS

BYLAWS OF

SOLAR ENERTECH CORP.

ARTICLE I
STOCKHOLDERS

1.1 Place of Meetings. All meetings of stockholders shall be held at such place (if any) within or without the State of Delaware as may be designated from time to time by the Board of Directors (the “Board”).

1.2 Annual Meeting. The annual meeting of stockholders for the election of directors and for the transaction of such other business as may properly be brought before the meeting shall be held on a date to be fixed by the Board of Directors at the time and place to be fixed by the Board of Directors and stated in the notice of the meeting. In lieu of holding an annual meeting of stockholders at a designated place, the Board of Directors may, in its sole discretion, determine that any annual meeting of stockholders may be held solely by means of remote communication.

1.3 Special Meetings. Special meetings of stockholders may be called at any time by the Board of Directors or the Chairman of the Board, for any purpose or purposes prescribed in the notice of the meeting and shall be held at such place (if any), on such date and at such time as the Board may fix. In lieu of holding a special meeting of stockholders at a designated place, the Board of Directors may, in its sole discretion, determine that any special meeting of stockholders may be held solely by means of remote communication. Business transacted at any special meeting of stockholders shall be confined to the purpose or purposes stated in the notice of meeting.

1.4 Notice of Meetings.

(a) Written notice of each meeting of stockholders, whether annual or special, shall be given not less than 10 nor more than 60 calendar days before the date on which the meeting is to be held, to each stockholder entitled to vote at such meeting, except as otherwise provided herein or as required by law (meaning here and hereafter, as required from time to time by the Delaware General Corporation Law or the Certificate of Incorporation). The notice of any meeting shall state the place, if any, date and hour of the meeting, and the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting. The notice of a special meeting shall state, in addition, the purpose or purposes for which the meeting is called. If mailed, notice is given when deposited in the United States mail, postage prepaid, directed to the stockholder at his or her address as it appears on the records of the corporation.

(b) Notice to stockholders may be given by personal delivery, mail, or, with the consent of the stockholder entitled to receive notice, by facsimile or other means of electronic transmission. If mailed, such notice shall be delivered by postage prepaid envelope directed to each stockholder at such stockholder’s address as it appears in the records of the corporation and shall be deemed given when deposited in the United States mail. Notice given by electronic transmission pursuant to this subsection shall be deemed given: (1) if by facsimile telecommunication, when directed to a facsimile telecommunication number at which the stockholder has consented to receive notice; (2) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice; (3) if by posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and (4) if by any other form of electronic transmission, when directed to the stockholder. An affidavit of the secretary or an assistant secretary or of the transfer agent or other agent of the corporation that the notice has been given by personal delivery, by mail, or by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

ANNEX D-1

(c) Notice of any meeting of stockholders need not be given to any stockholder if waived by such stockholder either in a writing signed by such stockholder or by electronic transmission, whether such waiver is given before or after such meeting is held. If such a waiver is given by electronic transmission, the electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the stockholder.

1.5 Voting List. The officer who has charge of the stock ledger of the corporation shall prepare, at least 10 calendar days before each meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order for each class of stock and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any such stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 calendar days prior to the meeting, in the manner provided by law. The list shall also be produced and kept at the time and place of the meeting during the whole time of the meeting, and may be inspected by any stockholder who is present. This list shall determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them.

1.6 Quorum. Except as otherwise provided by law or these Bylaws, the holders of a majority of the shares of the capital stock of the corporation entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business. Where a separate class vote by a class or classes or series is required, a majority of the shares of such class or classes or series present in person or represented by proxy shall constitute a quorum entitled to take action with respect to that vote on that matter. If a quorum shall fail to attend any meeting, any meeting of stockholders may be adjourned to any other time and to any other place at which a meeting of stockholders may be held under these Bylaws by the chairman of the meeting or, in the absence of such person, by any officer entitled to preside at or to act as secretary of such meeting, or by the holders of a majority of the shares of stock present or represented at the meeting and entitled to vote, although less than a quorum.

1.7 Adjournments. Any meeting of stockholders may be adjourned to any other time and to any other place at which a meeting of stockholders may be held under these Bylaws by the chairman of the meeting or, in the absence of such person, by any officer entitled to preside at or to act as secretary of such meeting, or by the holders of a majority of the shares of stock present or represented at the meeting and entitled to vote, although less than a quorum. When a meeting is adjourned to another place, date or time, written notice need not be given of the adjourned meeting if the date, time, and place, if any, thereof, and the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting, are announced at the meeting at which the adjournment is taken; provided, however, that if the date of any adjourned meeting is more than 30 calendar days after the date for which the meeting was originally noticed, or if a new record date is fixed for the adjourned meeting, written notice of the place, if any, date, and time of the adjourned meeting and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting, shall be given in conformity herewith. At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting. If a notice of any adjourned special meeting of stockholders is sent to all stockholders entitled to vote thereat, stating that it will be held with those present constituting a quorum, then except as otherwise required by law, those present at such adjourned meeting shall constitute a quorum, and all matters shall be determined by a majority of the votes cast at such meeting.

ANNEX D-2

1.8 Voting and Proxies. Each stockholder shall have one vote for each share of stock entitled to vote held of record by such stockholder and a proportionate vote for each fractional share so held, unless otherwise provided by law or in the Certificate of Incorporation. Each stockholder of record entitled to vote at a meeting of stockholders may vote in person or may authorize any other person or persons to vote or act for him or her by written proxy executed by the stockholder or his or her authorized agent or by a transmission permitted by law and delivered to the Secretary of the corporation. Any copy, facsimile transmission or other reliable reproduction of the writing or transmission created pursuant to this Section may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile transmission or other reproduction shall be a complete reproduction of the entire original writing or transmission.

1.9 Action at Meeting. When a quorum is present at any meeting, any election of directors shall be determined by a plurality of the votes cast by the stockholders entitled to vote at the election, and any other matter shall be determined by a majority in voting power of the shares present in person or represented by proxy and entitled to vote on the matter (or if there are two or more classes of stock entitled to vote as separate classes, then in the case of each such class, a majority of the shares of each such class present in person or represented by proxy and entitled to vote on the matter) shall decide such matter, except when a different vote is required by express provision of law, the Certificate of Incorporation or these Bylaws.

All voting, including on the election of directors, but excepting where otherwise required by law, may be by a voice vote provided, however, that upon demand therefor by a stockholder entitled to vote or his or her proxy, a vote by ballot shall be taken. Each ballot shall state the name of the stockholder or proxy voting and such other information as may be required under the procedure established for the meeting. The corporation may, and to the extent required by law, shall, in advance of any meeting of stockholders, appoint one or more inspectors to act at the meeting and make a written report thereof. The corporation may designate one or more persons as an alternate inspector to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the person presiding at the meeting may, and to the extent required by law, shall, appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath to faithfully execute the duties of inspector with strict impartiality and according to the best of his or her ability.

1.10 Notice of Stockholder Business.

(a) At an annual or special meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (ii) properly brought before the meeting by or at the direction of the Board of Directors, or (iii) properly brought before the meeting by a stockholder of record. For business to be properly brought before an annual meeting by a stockholder, it must be a proper matter for stockholder action under the Delaware General Corporation Law and the stockholder must have given timely notice thereof in writing to the Secretary of the corporation. To be timely, a stockholder proposal to be presented at an annual meeting shall be received at the corporation’s principal executive offices not less than 120 calendar days prior to the first anniversary of the date that the corporation’s (or its predecessor’s) proxy statement was released to stockholders in connection with the previous year’s annual meeting of stockholders, except that if no annual meeting was held in the previous year or the date of the annual meeting is more than 30 calendar days earlier than the date contemplated at the time of the previous year’s proxy statement, notice by the stockholders to be timely must be received not later than the close of business on the 10th day following the day on which the date of the annual meeting is publicly announced. “Public announcement” for purposes hereof shall have the meaning set forth in Article II, Section 2.15(c) of these Bylaws. In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above. To be properly brought before a special meeting, business must be brought before the meeting by or at the direction of the Board of Directors.

ANNEX D-3

(b) A stockholder’s notice to the Secretary of the corporation shall set forth as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the meeting, (ii) the name and address, as they appear on the Company’s books, of the stockholder proposing such business and the name and address of the beneficial owner, if any, on whose behalf the business is being brought, (iii) the class and number of shares of the corporation which are owned beneficially and of record by the stockholder and such other beneficial owner, (iv) any material interest of the stockholder and such other beneficial owner in such business and (v) whether either such stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of at least the percentage of the corporation's voting shares required under applicable law to carry the proposal.

(c) Notwithstanding the foregoing provisions of this Bylaw, a stockholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules and regulations thereunder with respect to the matters set forth in this Bylaw. Nothing in this Bylaw shall be deemed to affect any rights of stockholders to request inclusion of proposals in the corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

1.11 Conduct of Business. At every meeting of the stockholders, the Chairman of the Board, or, in his or her absence, the President, or, in his or her absence, such other person as may be appointed by the Board of Directors, shall act as chairman. The Secretary of the corporation or a person designated by the chairman of the meeting shall act as secretary of the meeting. Unless otherwise approved by the chairman of the meeting, attendance at the stockholders’ meeting is restricted to stockholders of record, persons authorized in accordance with Section 1.8 of these Bylaws to act by proxy, and officers of the corporation.

The chairman of the meeting shall call the meeting to order, establish the agenda, and conduct the business of the meeting in accordance therewith or, at the chairman’s discretion, it may be conducted otherwise in accordance with the wishes of the stockholders in attendance. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at the meeting shall be announced at the meeting.

The chairman shall also conduct the meeting in an orderly manner, rule on the precedence of, and procedure on, motions and other procedural matters, and exercise discretion with respect to such procedural matters with fairness and good faith toward all those entitled to take part. Without limiting the foregoing, the chairman may (a) restrict attendance at any time to bona fide stockholders of record and their proxies and other persons in attendance at the invitation of the presiding officer or Board of Directors, (b) restrict use of audio or video recording devices at the meeting, and (c) impose reasonable limits on the amount of time taken up at the meeting on discussion in general or on remarks by any one stockholder. Should any person in attendance become unruly or obstruct the meeting proceedings, the chairman shall have the power to have such person removed from the meeting. Notwithstanding anything in the Bylaws to the contrary, no business shall be conducted at a meeting except in accordance with the procedures set forth in this Section 1.11 and Section 1.10 above. The chairman of a meeting may determine and declare to the meeting that any proposed item of business was not brought before the meeting in accordance with the provisions of this Section 1.11 and Section 1.10, and if he or she should so determine, he or she shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

ANNEX D-4

1.12 Stockholder Action Without Meeting. The stockholders may take any action without a meeting that they could properly take at a meeting, if one or more written consents setting forth the action so taken are signed by all of the stockholders entitled to vote with respect to the subject matter and are delivered to the Corporation for inclusion in the minutes or filing with the corporate records. Actions taken under this section are effective when all consents are in the possession of the Corporation, unless otherwise specified in the consent. A stockholder may withdraw consent only be delivering a written notice of withdrawal to the Corporation prior to the time that all consents are in the possession of the Corporation.

1.13 Meetings by Remote Communication. If authorized by the Board of Directors, and subject to such guidelines and procedures as the Board may adopt, stockholders and proxy holders not physically present at a meeting of stockholders may, by means of remote communication, participate in the meeting and be deemed present in person and vote at the meeting, whether such meeting is to be held at a designated place or solely by means of remote communication, provided that (i) the corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxy holder, (ii) the corporation shall implement reasonable measures to provide such stockholders and proxy holders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (iii) if any stockholder or proxy holder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the corporation.

ARTICLE II
BOARD OF DIRECTORS

2.1 General Powers. The business and affairs of the corporation shall be managed by or under the direction of a Board of Directors, who may exercise all of the powers of the corporation except as otherwise provided by law or the Certificate of Incorporation. In the event of a vacancy in the Board of Directors, the remaining directors, except as otherwise provided by law, may exercise the powers of the full Board until the vacancy is filled.

2.2 Number and Term of Office. The number of directors shall initially be one (1) and, thereafter, shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board for adoption). Directors shall be elected at each annual meeting of the stockholders to hold office until the expiration of their respective term, but if any such annual meeting is not held or the directors are not elected at any annual meeting, the directors may be elected at any special meeting of stockholders held for that purpose, or at the next annual meeting of stockholders held thereafter. Each director, including a director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until a successor has been elected and qualified or until his or her earlier resignation or removal or his or her office has been declared vacant in the manner provided in these bylaws. Directors need not be stockholders.

2.3 Vacancies and Newly Created Directorships. Newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification or other cause (including removal from office by a vote of the stockholders) may be filled only by a majority vote of the directors then in office, though less than a quorum (and not by stockholders), or by the sole remaining director and directors so chosen shall hold office until the expiration of the applicable term for that particular director seat or until such director’s successor shall have been duly elected and qualified. No decrease in the number of authorized directors shall shorten the term of any incumbent director.

ANNEX D-5

2.4 Resignation. Any director may resign by delivering notice in writing or by electronic transmission to the President, Chairman of the Board or Secretary. Such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event.

2.5 Removal. Subject to the rights of the holders of any series of Preferred Stock then outstanding, any directors, or the entire Board of Directors, may be removed from office at any time, with or without cause, by the affirmative vote of the holders of a majority of the voting power of all of the outstanding shares of capital stock entitled to vote generally in the election of directors, voting together as a single class. Vacancies in the Board of Directors resulting from such removal may be filled by a majority of the directors then in office, though less than a quorum, or by the sole remaining director. Directors so chosen shall hold office until the term of office of the class to which they have been elected expires.

2.6 Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such time and place, either within or without the State of Delaware, as shall be determined from time to time by the Board of Directors; provided that any director who is absent when such a determination is made shall be given notice of the determination. A regular meeting of the Board of Directors may be held without notice immediately after and at the same place as the annual meeting of stockholders.

2.7 Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board, the President or two or more directors and may be held at any time and place, within or without the State of Delaware.

2.8 Notice of Special Meetings. Notice of any special meeting of directors shall be given to each director by whom it is not waived by the Secretary or by the officer or one of the directors calling the meeting. Notice shall be duly given to each director by (i) giving notice to such director in person or by telephone, electronic transmission or voice message system at least 24 hours in advance of the meeting, (ii) sending a facsimile to his or her last known facsimile number, or delivering written notice by hand to his or her last known business or home address, at least 24 hours in advance of the meeting, or (iii) mailing written notice to his or her last known business or home address at least three calendar days in advance of the meeting. A notice or waiver of notice of a meeting of the Board of Directors need not specify the purposes of the meeting. Unless otherwise indicated in the notice thereof, any and all business may be transacted at a special meeting.

2.9 Participation in Meetings by Telephone Conference Calls or Other Methods of Communication. Directors or any members of any committee designated by the directors may participate in a meeting of the Board of Directors or such committee by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation by such means shall constitute presence in person at such meeting.

2.10 Quorum. A majority of the total number of authorized directors shall constitute a quorum at any meeting of the Board of Directors. In the absence of a quorum at any such meeting, a majority of the directors present may adjourn the meeting from time to time without further notice other than announcement at the meeting, until a quorum shall be present. Interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or at a meeting of a committee which authorizes a particular contract or transaction.

ANNEX D-6

2.11 Action at Meeting. At any meeting of the Board of Directors at which a quorum is present, the vote of a majority of those present shall be sufficient to take any action, unless a different vote is specified by law, the Certificate of Incorporation or these Bylaws.

2.12 Action by Written Consent. Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee of the Board of Directors may be taken without a meeting if all members of the Board or committee, as the case may be, consent to the action in writing or by electronic transmission, and the writings or electronic transmissions are filed with the minutes of proceedings of the Board or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

2.13 Committees. The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the corporation, with such lawfully delegated powers and duties as it therefor confers, to serve at the pleasure of the Board. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members of the committee present at any meeting and not disqualified from voting, whether or not he or she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors and subject to the provisions of the Delaware General Corporation Law, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation and may authorize the seal of the corporation to be affixed to all papers which may require it. Each such committee shall keep minutes and make such reports as the Board of Directors may from time to time request. Except as the Board of Directors may otherwise determine, any committee may make rules for the conduct of its business, but unless otherwise provided by such rules, its business shall be conducted as nearly as possible in the same manner as is provided in these Bylaws for the Board of Directors.

2.14 Compensation of Directors. Directors may be paid such compensation for their services and such reimbursement for expenses of attendance at meetings as the Board of Directors may from time to time determine. No such payment shall preclude any director from serving the corporation or any of its parent or subsidiary corporations in any other capacity and receiving compensation for such service.

2.15 Nomination of Director Candidates.

(a) Subject to the rights of holders of any class or series of Preferred Stock then outstanding, nominations for the election of Directors at an annual meeting may be made by (i) the Board of Directors or a duly authorized committee thereof or (ii) any stockholder entitled to vote in the election of Directors generally who complies with the procedures set forth in this Bylaw and who is a stockholder of record at the time notice is delivered to the Secretary of the corporation. Any stockholder entitled to vote in the election of Directors generally may nominate one or more persons for election as Directors at an annual meeting only if timely notice of such stockholder’s intent to make such nomination or nominations has been given in writing to the Secretary of the corporation. To be timely, a stockholder nomination for a director to be elected at an annual meeting shall be received at the corporation’s principal executive offices not less than 120 calendar days in advance of the first anniversary of the date that the corporation’s (or the corporation’s predecessor’s) proxy statement was released to stockholders in connection with the previous year’s annual meeting of stockholders, except that if no annual meeting was held in the previous year or the date of the annual meeting has been advanced by more than 30 calendar days from the date contemplated at the time of the previous year’s proxy statement, notice by the stockholders to be timely must be received not later than the close of business on the tenth day following the day on which public announcement of the date of such meeting is first made. Each such notice shall set forth: (i) the name and address of the stockholder who intends to make the nomination, of the beneficial owner, if any, on whose behalf the nomination is being made and of the person or persons to be nominated; (ii) a representation that the stockholder is a holder of record of stock of the corporation entitled to vote for the election of Directors on the date of such notice and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (iii) a description of all arrangements or understandings between the stockholder or such beneficial owner and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (iv) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission, had the nominee been nominated, or intended to be nominated, by the Board of Directors; (v) the consent of each nominee to serve as a director of the corporation if so elected; (vi) the class and number of shares of the corporation that are owned beneficially and of record by such stockholder and such beneficial owner; and (vii) whether either such stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of at least the percentage of the corporation's voting shares required under applicable law to carry the proposal. In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above. Notwithstanding the third sentence of this Section 2.15(a), in the event that the number of Directors to be elected at an annual meeting is increased and there is no public announcement by the corporation naming the nominees for the additional directorships at least 130 calendar days prior to the first anniversary of the date that the corporation’s (or its predecessor’s) proxy statement was released to stockholders in connection with the previous year’s annual meeting, a stockholder’s notice required by this Section 2.15(a) shall also be considered timely, but only with respect to nominees for the additional directorships, if it shall be delivered to the Secretary at the principal executive offices of the corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the corporation.

ANNEX D-7

(b) Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the corporation’s notice of meeting by (i) or at the direction of the Board of Directors or a committee thereof or (ii) any stockholder of the corporation who is entitled to vote at the meeting, who complies with the notice procedures set forth in this Bylaw and who is a stockholder of record at the time such notice is delivered to the Secretary of the corporation. In the event the corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder may nominate a person or persons (as the case may be), for election to such position(s) as are specified in the corporation’s notice of meeting, if the stockholder’s notice as required by paragraph (a) of this Bylaw shall be delivered to the Secretary at the principal executive offices of the corporation not earlier than the 90th day prior to such special meeting and not later than the close of business on the later of the 70th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

(c) For purposes of these Bylaws, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

(d) Notwithstanding the foregoing provisions of this Bylaw, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Bylaw. Nothing in this Bylaw shall be deemed to affect any rights of stockholders to request inclusion of proposals in the corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

(e) Only persons nominated in accordance with the procedures set forth in this Section 2.15 shall be eligible to serve as directors. Except as otherwise provided by law, the chairman of the meeting shall have the power and duty (a) to determine whether a nomination was made in accordance with the procedures set forth in this Section 2.15 and (b) if any proposed nomination was not made in compliance with this Section 2.15, to declare that such nomination shall be disregarded.

(f) If the chairman of the meeting for the election of Directors determines that a nomination of any candidate for election as a Director at such meeting was not made in accordance with the applicable provisions of this Section 2.15, such nomination shall be void; provided, however, that nothing in this Section 2.15 shall be deemed to limit any voting rights upon the occurrence of dividend arrearages provided to holders of Preferred Stock pursuant to the Preferred Stock designation for any series of Preferred Stock.

ANNEX D-8

ARTICLE III
OFFICERS

3.1 Enumeration. The officers of the corporation shall consist of a Chief Executive Officer, a President, a Secretary, a Treasurer, a Chief Financial Officer and such other officers with such other titles as the Board of Directors shall determine, including, at the discretion of the Board of Directors, a Chairman of the Board of Directors and one or more Vice Presidents and Assistant Secretaries. The Board of Directors may appoint such other officers as it may deem appropriate.

3.2 Election/Appointment. Officers shall be elected annually by the Board of Directors at its first meeting following the annual meeting of stockholders. Officers may be appointed by the Board of Directors at any other meeting. The Board of Directors may appoint, or empower the president to appoint, such other officers and agents as the business of the corporation may require, each of whom shall hold office for such period, have such authority, and perform such duties as are provided in these Bylaws or as the Board of Directors may from time to time determine.

3.3 Qualification. No officer need be a stockholder. Any two or more offices may be held by the same person.

3.4 Tenure. Except as otherwise provided by law, by the Certificate of Incorporation or by these Bylaws, each officer shall hold office until his or her successor is elected and qualified, unless a different term is specified in the vote appointing him or her, or until his or her earlier death, resignation or removal.

3.5 Resignation and Removal. Any officer may resign by delivering his or her written resignation to the corporation at its principal office or to the President or Secretary. Such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event. Any officer elected by the Board of Directors may be removed at any time, with or without cause, by the Board of Directors or, except in the case of an officer chosen by the Board of Directors, by any officer upon whom such power of removal may be conferred by the Board of Directors.

ANNEX D-9

3.6 Chairman of the Board. The Board of Directors may appoint a Chairman of the Board. If the Board of Directors appoints a Chairman of the Board, he or she shall perform such duties and possess such powers as are assigned to him or her by the Board of Directors. Unless otherwise provided by the Board of Directors, he or she shall preside at all meetings of the Board of Directors.

3.7 Chief Executive Officer. The Chief Executive Officer of the corporation shall, subject to the direction of the Board of Directors, have general supervision, direction and control of the business and the officers of the corporation. He or she shall preside at all meetings of the stockholders and, in the absence or nonexistence of a Chairman of the Board, at all meetings of the Board of Directors. He or she shall have the general powers and duties of management usually vested in the chief executive officer of a corporation, including general supervision, direction and control of the business and supervision of other officers of the corporation, and shall have such other powers and duties as may be prescribed by the Board of Directors or these Bylaws.

3.8 President. Subject to the direction of the Board of Directors and such supervisory powers as may be given by these Bylaws or the Board of Directors to the Chairman of the Board or the Chief Executive Officer, if such titles be held by other officers, the President shall have general supervision, direction and control of the business and supervision of other officers of the corporation. Unless otherwise designated by the Board of Directors, the President shall be the Chief Executive Officer of the corporation. The President shall have such other powers and duties as may be prescribed by the Board of Directors or these Bylaws. He or she shall have power to sign stock certificates, contracts and other instruments of the corporation which are authorized and shall have general supervision and direction of all of the other officers, employees and agents of the corporation, other than the Chairman of the Board and the Chief Executive Officer.

3.9 Vice Presidents. Any Vice President shall perform such duties and possess such powers as the Board of Directors or the President may from time to time prescribe. In the event of the absence, inability or refusal to act of the President, the Vice President (or if there shall be more than one, the Vice Presidents in the order determined by the Board of Directors) shall perform the duties of the President and when so performing shall have at the powers of and be subject to all the restrictions upon the President. The Board of Directors may assign to any Vice President the title of Executive Vice President, Senior Vice President or any other title selected by the Board of Directors.

3.10 Secretary and Assistant Secretaries. The Secretary shall perform such duties and shall have such powers as the Board of Directors or the President may from time to time prescribe. In addition, the Secretary shall perform such duties and have such powers as are incident to the office of the Secretary, including, without limitation, the duty and power to give notices of all meetings of stockholders and special meetings of the Board of Directors, to keep a record of the proceedings of all meetings of stockholders and the Board of Directors, to maintain a stock ledger and prepare lists of stockholders and their addresses as required, to be custodian of corporate records and the corporate seal and to affix and attest to the same on documents.

Any Assistant Secretary shall perform such duties and possess such powers as the Board of Directors, the Chief Executive Officer, the President or the Secretary may from time to time prescribe. In the event of the absence, inability or refusal to act of the Secretary, the Assistant Secretary (or if there shall be more than one, the Assistant Secretaries in the order determined by the Board of Directors) shall perform the duties and exercise the powers of the Secretary.

ANNEX D-10

In the absence of the Secretary or any Assistant Secretary at any meeting of stockholders or directors, the person presiding at the meeting shall designate a temporary secretary to keep a record of the meeting.

3.11 Treasurer. The Treasurer shall perform such duties and have such powers as are incident to the office of treasurer, including without limitation, the duty and power to keep and be responsible for all funds and securities of the corporation, to maintain the financial records of the corporation, to deposit funds of the corporation in depositories as authorized, to disburse such funds as authorized, to make proper accounts of such funds, and to render as required by the Board of Directors accounts of all such transactions and of the financial condition of the corporation.

3.12 Chief Financial Officer. The Chief Financial Officer shall perform such duties and shall have such powers as may from time to time be assigned to him or her by the Board of Directors, the Chief Executive Officer or the President. Unless otherwise designated by the Board of Directors, the Chief Financial Officer shall be the Treasurer of the corporation.

3.13 Salaries. Officers of the corporation shall be entitled to such salaries, compensation or reimbursement as shall be fixed or allowed from time to time by the Board of Directors.

3.14 Delegation of Authority. The Board of Directors may from time to time delegate the powers or duties of any officer to any other officers or agents, notwithstanding any provision hereof.

ARTICLE IV
CAPITAL STOCK

4.1 Issuance of Stock. Subject to the provisions of the Certificate of Incorporation, the whole or any part of any unissued balance of the authorized capital stock of the corporation or the whole or any part of any unissued balance of the authorized capital stock of the corporation held in its treasury may be issued, sold, transferred or otherwise disposed of by vote of the Board of Directors in such manner, for such consideration and on such terms as the Board of Directors may determine.

4.2 Certificates of Stock. The shares of the corporation shall be represented by certificates, provided that the Board of Directors may provide by resolution or resolutions that some or all of any class or series of its stock shall be uncertificated shares; provided, however, that no such resolution shall apply to shares represented by a certificate until such certificate is surrendered to the corporation. Every holder of stock of the corporation represented by certificates, and, upon written request to the corporation’s transfer agent or registrar, any holder of uncertificated shares, shall be entitled to have a certificate, in such form as may be prescribed by law and by the Board of Directors, certifying the number and class of shares owned by him or her in the corporation. Each such certificate shall be signed by, or in the name of the corporation by, the Chairman or Vice Chairman, if any, of the Board of Directors, or the President or a Vice President, and the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the corporation. Any or all of the signatures on the certificate may be a facsimile.

Each certificate for shares of stock which are subject to any restriction on transfer pursuant to the Certificate of Incorporation, the Bylaws, applicable securities laws or any agreement among any number of stockholders or among such holders and the corporation shall have conspicuously noted on the face or back of the certificate either the full text of the restriction or a statement of the existence of such restriction.

4.3 Transfers. Except as otherwise established by rules and regulations adopted by the Board of Directors, and subject to applicable law, shares of stock may be transferred on the books of the corporation: (i) in the case of shares represented by a certificate, by the surrender to the corporation or its transfer agent of the certificate representing such shares properly endorsed or accompanied by a written assignment or power of attorney properly executed, and with such proof of authority or authenticity of signature as the corporation or its transfer agent may reasonably require; and (ii) in the case of uncertificated shares, upon the receipt of proper transfer instructions from the registered owner thereof. Except as may be otherwise required by law, the Certificate of Incorporation or the Bylaws, the corporation shall be entitled to treat the record holder of stock as shown on its books as the owner of such stock for all purposes, including the payment of dividends and the right to vote with respect to such stock, regardless of any transfer, pledge or other disposition of such stock until the shares have been transferred on the books of the corporation in accordance with the requirements of these Bylaws.

ANNEX D-11

4.4 Lost, Stolen or Destroyed Certificates. The corporation may issue a new certificate of stock in place of any previously issued certificate alleged to have been lost, stolen, or destroyed, or it may issue uncertificated shares if the shares represented by such certificate have been designated as uncertificated shares in accordance with Section 4.2, upon such terms and conditions as the Board of Directors may prescribe, including the presentation of reasonable evidence of such loss, theft or destruction and the giving of such indemnity as the Board of Directors may require for the protection of the corporation or any transfer agent or registrar (including the delivery of a bond in an amount determined by the corporation).

4.5 Record Date. The Board of Directors may fix in advance a record date for the determination of the stockholders entitled to notice of or to vote at any meeting of stockholders, or entitled to receive payment of any dividend or other distribution or allotment of any rights in respect of any change, concession or exchange of stock, or for the purpose of any other lawful action. Such record date shall not precede the date on which the resolution fixing the record date is adopted and shall not be more than 60 nor less than 10 calendar days before the date of such meeting, nor more than 60 calendar days prior to any other action to which such record date relates.

If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day before the day on which notice is given, or, if notice is waived, at the close of business on the day before the day on which the meeting is held. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting when no prior action by the Board of Directors is necessary shall be the day on which the first written consent is expressed. The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating to such purpose.

A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

ARTICLE V
GENERAL PROVISIONS

5.1 Fiscal Year. The fiscal year of the corporation shall be as fixed by the Board of Directors.

5.2 Corporate Seal. The corporate seal shall be in such form as shall be approved by the Board of Directors.

ANNEX D-12

5.3 Waiver of Notice. Whenever any notice whatsoever is required to be given by law, by the Certificate of Incorporation or by these Bylaws, a waiver of such notice either in writing signed by the person entitled to such notice or such person’s duly authorized attorney, or by electronic transmission or any other method permitted under the Delaware General Corporation Law, whether before, at or after the time stated in such waiver, or the appearance of such person or persons at such meeting in person or by proxy, shall be deemed equivalent to such notice. Neither the business nor the purpose of any meeting need be specified in such a waiver. Attendance at any meeting shall constitute waiver of notice except attendance for the sole purpose of objecting to the timeliness of notice.

5.4 Actions with Respect to Securities of Other Corporations. Except as the Board of Directors may otherwise designate, the Chief Executive Officer or President or any officer of the corporation authorized by the Chief Executive Officer or President shall have the power to vote and otherwise act on behalf of the corporation, in person or proxy, and may waive notice of, and act as, or appoint any person or persons to act as, proxy or attorney-in-fact to this corporation (with or without power of substitution) at any meeting of stockholders or stockholders (or with respect to any action of stockholders) of any other corporation or organization, the securities of which may be held by this corporation and otherwise to exercise any and all rights and powers which this corporation may possess by reason of this corporation’s ownership of securities in such other corporation or other organization.

5.5 Evidence of Authority. A certificate by the Secretary, or an Assistant Secretary, or a temporary Secretary, as to any action taken by the stockholders, directors, a committee or any officer or representative of the corporation shall as to all persons who rely on the certificate in good faith be conclusive evidence of such action.

5.6 Certificate of Incorporation. All references in these Bylaws to the Certificate of Incorporation shall be deemed to refer to the Certificate of Incorporation of the corporation, as amended and in effect from time to time.

5.7 Severability. Any determination that any provision of these Bylaws is for any reason inapplicable, illegal or ineffective shall not affect or invalidate any other provision of these Bylaws.

5.8 Pronouns. All pronouns used in these Bylaws shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person or persons may require.

5.9 Notices. Except as otherwise specifically provided herein or required by law, all notices required to be given to any stockholder, director, officer, employee or agent shall be in writing and may in every instance be effectively given by hand delivery to the recipient thereof, by depositing such notice in the mails, postage paid, or by sending such notice by commercial courier service, or by facsimile or other electronic transmission, provided that notice to stockholders by electronic transmission shall be given in the manner provided in Section 232 of the Delaware General Corporation Law. Any such notice shall be addressed to such stockholder, director, officer, employee or agent at his or her last known address as the same appears on the books of the corporation. The time when such notice shall be deemed to be given shall be the time such notice is received by such stockholder, director, officer, employee or agent, or by any person accepting such notice on behalf of such person, if delivered by hand, facsimile, other electronic transmission or commercial courier service, or the time such notice is dispatched, if delivered through the mails. Without limiting the manner by which notice otherwise may be given effectively, notice to any stockholder shall be deemed given: (1) if by facsimile, when directed to a number at which the stockholder has consented to receive notice; (2) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice; (3) if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; (4) if by any other form of electronic transmission, when directed to the stockholder; and (5) if by mail, when deposited in the mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the corporation.

ANNEX D-13

5.10 Reliance Upon Books, Reports and Records. Each director, each member of any committee designated by the Board of Directors, and each officer of the corporation shall, in the performance of his or her duties, be fully protected in relying in good faith upon the books of account or other records of the corporation as provided by law, including reports made to the corporation by any of its officers, by an independent certified public accountant, or by an appraiser selected with reasonable care.

5.11 Time Periods. In applying any provision of these Bylaws which require that an act be done or not done a specified number of calendar days prior to an event or that an act be done during a period of a specified number of calendar days prior to an event, calendar days shall be used, the day of the doing of the act shall be excluded, and the day of the event shall be included.

5.12 Facsimile Signatures. In addition to the provisions for use of facsimile signatures elsewhere specifically authorized in these Bylaws, facsimile signatures of any officer or officers of the corporation may be used whenever and as authorized by the Board of Directors or a committee thereof.

ARTICLE VI
AMENDMENTS

6.1 By the Board of Directors. Except as otherwise set forth in these Bylaws, these Bylaws may be altered, amended or repealed or new Bylaws may be adopted by the affirmative vote of a majority of the directors present at any regular or special meeting of the Board of Directors at which a quorum is present.

6.2 By the Stockholders. Except as otherwise set forth in these Bylaws, these Bylaws may be altered, amended or repealed or new Bylaws may be adopted by the affirmative vote of the holders of at least a majority of the voting power of all of the shares of capital stock of the corporation issued and outstanding and entitled to vote generally in any election of directors, voting together as a single class. Such vote may be held at any annual meeting of stockholders, or at any special meeting of stockholders provided that notice of such alteration, amendment, repeal or adoption of new Bylaws shall have been stated in the notice of such special meeting.

ARTICLE VII
INDEMNIFICATION OF DIRECTORS AND OFFICERS

7.1 Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (“proceeding”), by reason of the fact that he or she or a person of whom he or she is the legal representative, is or was a director or officer of the corporation or is or was serving at the request of the corporation as a director or officer of another corporation, or as a controlling person of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director or officer, or in any other capacity while serving as a director or officer, shall be indemnified and held harmless by the corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification rights than said Law permitted the corporation to provide prior to such amendment) against all expenses, liability and loss reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that except as provided in Section 7.2 of this Article VII, the corporation shall indemnify any such person seeking indemnity in connection with a proceeding (or part thereof) initiated by such person only if (a) such indemnification is expressly required to be made by law, (b) the proceeding (or part thereof) was authorized by the Board of Directors of the corporation, (c) such indemnification is provided by the corporation, in its sole discretion, pursuant to the powers vested in the corporation under the Delaware General Corporation Law, or (d) the proceeding (or part thereof) is brought to establish or enforce a right to indemnification or advancement under an indemnity agreement or any other statute or law or otherwise as required under Section 145 of the Delaware General Corporation Law. The rights hereunder shall be contract rights and shall include the right to be paid expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that the payment of such expenses incurred by a director or officer of the corporation in his or her capacity as a director or officer (and not in any other capacity in which service was or is tendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of such proceeding, shall be made only upon delivery to the corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it should be determined ultimately by final judicial decision from which there is no further right to appeal that such director or officer is not entitled to be indemnified under this Section or otherwise.

ANNEX D-14

7.2 Right of Claimant to Bring Suit. If a claim under Section 7.1 is not paid in full by the corporation within 60 calendar days after a written claim has been received by the corporation, or 20 calendar days in the case of a claim for advancement of expenses, the claimant may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim and, if such suit is not frivolous or brought in bad faith, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any, has been tendered to this corporation) that the claimant has not met the standards of conduct which make it permissible under the Delaware General Corporation Law for the corporation to indemnify the claimant for the amount claimed. Neither the failure of the corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the corporation (including its Board of Directors, independent legal counsel or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that claimant has not met the applicable standard of conduct. In any suit brought by the corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the corporation shall be entitled to recover such expenses upon a final judicial decision from which there is no further right to appeal that the indemnitee has not met any applicable standard for indemnification set forth in the Delaware General Corporation Law. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or brought by the corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, shall be on the corporation.

7.3 Indemnification of Employees and Agents. The corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification, and to the advancement of related expenses, to any employee or agent of the corporation to the fullest extent of the provisions of this Article with respect to the indemnification of and advancement of expenses to directors and officers of the corporation.

ANNEX D-15

7.4 Non-Exclusivity of Rights. The rights conferred on any person in this Article VII shall not be exclusive of any other right which such persons may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

7.5 Indemnification Contracts. The Board of Directors is authorized to enter into a contract with any director, officer, employee or agent of the corporation, or any person serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including employee benefit plans, providing for indemnification rights equivalent to or, if the Board of Directors so determines, greater than, those provided for in this Article VII.

7.6 Insurance. The corporation shall maintain insurance to the extent reasonably available, at its expense, to protect itself and any such director, officer, employee or agent of the corporation or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

7.7 Effect of Amendment. Any amendment, repeal or modification of any provision of this Article VII shall not adversely affect any right or protection of an indemnitee or his or her successor existing at the time of such amendment, repeal or modification.

ANNEX D-16

ANNEX E

NEVADA REVISED STATUTES SECTIONS 92A.300 TO 92A.500

RIGHTS OF DISSENTING OWNERS

NEVADA REVISED STATUTES SECTIONS 92A.300 TO 92A.500

RIGHTS OF DISSENTING OWNERS

NRS 92A.300 Definitions. As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.
(Added to NRS by 1995, 2086)

NRS 92A.305 “Beneficial stockholder” defined. “Beneficial stockholder” means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.
(Added to NRS by 1995, 2087)

NRS 92A.310 “Corporate action” defined. “Corporate action” means the action of a domestic corporation.
(Added to NRS by 1995, 2087)

NRS 92A.315 “Dissenter” defined. “Dissenter” means a stockholder who is entitled to dissent from a domestic corporation’s action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive.
(Added to NRS by 1995, 2087; A 1999, 1631)

NRS 92A.320 “Fair value” defined. “Fair value,” with respect to a dissenter’s shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.
(Added to NRS by 1995, 2087)

NRS 92A.325 “Stockholder” defined. “Stockholder” means a stockholder of record or a beneficial stockholder of a domestic corporation.
(Added to NRS by 1995, 2087)

NRS 92A.330 “Stockholder of record” defined. “Stockholder of record” means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee’s certificate on file with the domestic corporation.
(Added to NRS by 1995, 2087)

NRS 92A.335 “Subject corporation” defined. “Subject corporation” means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter’s rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.
(Added to NRS by 1995, 2087)

NRS 92A.340 Computation of interest. Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances.
(Added to NRS by 1995, 2087)

NRS 92A.350 Rights of dissenting partner of domestic limited partnership. A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.
(Added to NRS by 1995, 2088)

NRS 92A.360 Rights of dissenting member of domestic limited-liability company. The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.
(Added to NRS by 1995, 2088)

ANNEX E-1

NRS 92A.370 Rights of dissenting member of domestic nonprofit corporation.
1. Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.
2. Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.
(Added to NRS by 1995, 2088)

NRS 92A.380 Right of stockholder to dissent from certain corporate actions and to obtain payment for shares.
1. Except as otherwise provided in NRS 92A.370 and 92A.390, any stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:
(a) Consummation of a conversion or plan of merger to which the domestic corporation is a constituent entity:
(1) If approval by the stockholders is required for the conversion or merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation, regardless of whether the stockholder is entitled to vote on the conversion or plan of merger; or
(2) If the domestic corporation is a subsidiary and is merged with its parent pursuant to NRS 92A.180.
(b) Consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner’s interests will be acquired, if his shares are to be acquired in the plan of exchange.
(c) Any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.
(d) Any corporate action not described in paragraph (a), (b) or (c) that will result in the stockholder receiving money or scrip instead of fractional shares except where the stockholder would not be entitled to receive such payment pursuant to NRS 78.205, 78.2055 or 78.207.
2. A stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.
3. From and after the effective date of any corporate action described in subsection 1, no stockholder who has exercised his right to dissent pursuant to NRS 92A.300 to 92A.500, inclusive, is entitled to vote his shares for any purpose or to receive payment of dividends or any other distributions on shares. This subsection does not apply to dividends or other distributions payable to stockholders on a date before the effective date of any corporate action from which the stockholder has dissented.
(Added to NRS by 1995, 2087; A 2001, 1414, 3199; 2003, 3189; 2005, 2204; 2007, 2438)

NRS 92A.390 Limitations on right of dissent: Stockholders of certain classes or series; action of stockholders not required for plan of merger.
1. There is no right of dissent with respect to a plan of merger or exchange in favor of stockholders of any class or series which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record, unless:
(a) The articles of incorporation of the corporation issuing the shares provide otherwise; or
(b) The holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except:
(1) Cash, owner’s interests or owner’s interests and cash in lieu of fractional owner’s interests of:
(I) The surviving or acquiring entity; or
(II) Any other entity which, at the effective date of the plan of merger or exchange, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held of record by a least 2,000 holders of owner’s interests of record; or
(2) A combination of cash and owner’s interests of the kind described in sub-subparagraphs (I) and (II) of subparagraph (1) of paragraph (b).
2. There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.
(Added to NRS by 1995, 2088)

ANNEX E-2

NRS 92A.400 Limitations on right of dissent: Assertion as to portions only to shares registered to stockholder; assertion by beneficial stockholder.
1. A stockholder of record may assert dissenter’s rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter’s rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders.
2. A beneficial stockholder may assert dissenter’s rights as to shares held on his behalf only if:
(a) He submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter’s rights; and
(b) He does so with respect to all shares of which he is the beneficial stockholder or over which he has power to direct the vote.
(Added to NRS by 1995, 2089)

NRS 92A.410 Notification of stockholders regarding right of dissent.
1 If a proposed corporate action creating dissenters’ rights is submitted to a vote at a stockholders’ meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters’ rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.
2  If the corporate action creating dissenters’ rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters’ rights that the action was taken and send them the dissenter’s notice described in NRS 92A.430.
(Added to NRS by 1995, 2089; A 1997, 730)

NRS 92A.420 Prerequisites to demand for payment for shares.
1. If a proposed corporate action creating dissenters’ rights is submitted to a vote at a stockholders’ meeting, a stockholder who wishes to assert dissenter’s rights:
(a) Must deliver to the subject corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and
(b) Must not vote his shares in favor of the proposed action.
2. If a proposed corporate action creating dissenters’ rights is taken by written consent of the stockholders, a stockholder who wishes to assert dissenters’ rights must not consent to or approve the proposed corporate action.
3. A stockholder who does not satisfy the requirements of subsection 1 or 2 and NRS 92A.400 is not entitled to payment for his shares under this chapter.
(Added to NRS by 1995, 2089; A 1999, 1631; 2005, 2204)

NRS 92A.430 Dissenter’s notice: Delivery to stockholders entitled to assert rights; contents.
1. The subject corporation shall deliver a written dissenter’s notice to all stockholders entitled to assert dissenters’ rights.
2. The dissenter’s notice must be sent no later than 10 days after the effectuation of the corporate action, and must:
(a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;
(b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;
(c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter’s rights certify whether or not he acquired beneficial ownership of the shares before that date;
(d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and
(e) Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.
(Added to NRS by 1995, 2089; A 2005, 2205)

ANNEX E-3

NRS 92A.440 Demand for payment and deposit of certificates; retention of rights of stockholder.
1. A stockholder to whom a dissenter’s notice is sent must:
(a) Demand payment;
(b) Certify whether he or the beneficial owner on whose behalf he is dissenting, as the case may be, acquired beneficial ownership of the shares before the date required to be set forth in the dissenter’s notice for this certification; and
(c) Deposit his certificates, if any, in accordance with the terms of the notice.
2. The stockholder who demands payment and deposits his certificates, if any, before the proposed corporate action is taken retains all other rights of a stockholder until those rights are cancelled or modified by the taking of the proposed corporate action.
3. The stockholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter’s notice, is not entitled to payment for his shares under this chapter.
(Added to NRS by 1995, 2090; A 1997, 730; 2003, 3189)

NRS 92A.450 Uncertificated shares: Authority to restrict transfer after demand for payment; retention of rights of stockholder.
1. The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.
2. The person for whom dissenter’s rights are asserted as to shares not represented by a certificate retains all other rights of a stockholder until those rights are cancelled or modified by the taking of the proposed corporate action.
(Added to NRS by 1995, 2090)

NRS 92A.460 Payment for shares: General requirements. [Effective through June 30, 2008.]
1. Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:
(a) Of the county where the corporation’s registered office is located; or
(b) At the election of any dissenter residing or having its registered office in this State, of the county where the dissenter resides or has its registered office. The court shall dispose of the complaint promptly.
2. The payment must be accompanied by:
(a) The subject corporation’s balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders’ equity for that year and the latest available interim financial statements, if any;
(b) A statement of the subject corporation’s estimate of the fair value of the shares;
(c) An explanation of how the interest was calculated;
(d) A statement of the dissenter’s rights to demand payment under NRS 92A.480; and
(e) A copy of NRS 92A.300 to 92A.500, inclusive.
(Added to NRS by 1995, 2090)

NRS 92A.460 Payment for shares: General requirements. [Effective July 1, 2008.]
1. Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:
(a) Of the county where the corporation’s principal office is located;
(b) If the corporation’s principal office is not located in this State, in Carson City; or
(c) At the election of any dissenter residing or having its principal office in this State, of the county where the dissenter resides or has its principal office.
The court shall dispose of the complaint promptly.
2. The payment must be accompanied by:
(a) The subject corporation’s balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders’ equity for that year and the latest available interim financial statements, if any;
(b) A statement of the subject corporation’s estimate of the fair value of the shares;
(c) An explanation of how the interest was calculated;
(d) A statement of the dissenter’s rights to demand payment under NRS 92A.480; and
(e) A copy of NRS 92A.300 to 92A.500, inclusive.
(Added to NRS by 1995, 2090; A 2007, 2704, effective July 1, 2008)

ANNEX E-4

NRS 92A.470 Payment for shares: Shares acquired on or after date of dissenter’s notice.
1.  A subject corporation may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter’s notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.
2. To the extent the subject corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters’ right to demand payment pursuant to NRS 92A.480.
(Added to NRS by 1995, 2091)

NRS 92A.480 Dissenter’s estimate of fair value: Notification of subject corporation; demand for payment of estimate.
1. A dissenter may notify the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.
2. A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares.
(Added to NRS by 1995, 2091)

NRS 92A.490 Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter. [Effective through June 30, 2008.]
1. If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.
2. A subject corporation shall commence the proceeding in the district court of the county where its registered office is located. If the subject corporation is a foreign entity without a resident agent in the State, it shall commence the proceeding in the county where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located.
3. The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.
4. The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.
5. Each dissenter who is made a party to the proceeding is entitled to a judgment:
(a) For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or
(b) For the fair value, plus accrued interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.
(Added to NRS by 1995, 2091)

ANNEX E-5

NRS 92A.490 Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter. [Effective July 1, 2008.]
1. If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.
2. A subject corporation shall commence the proceeding in the district court of the county where its principal office is located. If the principal office of the subject corporation is not located in the State, it shall commence the proceeding in the county where the principal office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located. If the principal office of the subject corporation and the domestic corporation merged with or whose shares were acquired is not located in this State, the subject corporation shall commence the proceeding in the district court in Carson City.
3. The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.
4 The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.
5. Each dissenter who is made a party to the proceeding is entitled to a judgment:
(a) For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or
(b) For the fair value, plus accrued interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to
NRS 92A.470.
(Added to NRS by 1995, 2091; A 2007, 2705, effective July 1, 2008)

NRS 92A.500 Legal proceeding to determine fair value: Assessment of costs and fees.
1. The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.
2. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:
(a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or
(b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.
3. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.
4. In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.
5. This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.
(Added to NRS by 1995, 2092)

ANNEX E-6

PROXY CARD

Solar Enertech Corp.

Proxy for the Annual Meeting of Stockholders

To be held on May 5, 2008

Solicited by the Board of Directors

The undersigned hereby appoints Leo Shi Young and Anthea Chung, and each of them, with full power of substitution, to represent the undersigned and to vote all of the shares of stock in Solar Enertech Corp., a Nevada corporation (the “Company”), which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Silicon Valley office of DLA Piper US LLP, counsel to the Company, located at 2000 University Avenue, East Palo Alto, California 94303 on May 5, 2008 at 4:00 p.m. local time, and at any adjournment or postponement thereof (1) as hereinafter specified upon the proposals listed on the reverse side and as more particularly described in the Proxy Statement of the Company dated March 31, 2008 (the “Proxy Statement”), receipt of which is hereby acknowledged, and (2) in their discretion upon such other matters as may properly come before the meeting.

THE SHARES REPRESENTED HEREBY SHALL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES SHALL BE VOTED FOR PROPOSALS 1 THROUGH 6.

MARK HERE FOR ADDRESS CHANGE AND NOTE IN THE LINES BELOW	☐	MARK HERE IF YOU PLAN TO ATTEND THE MEETING	☐

Please sign here. If shares of stock are held jointly, both or all of such persons should sign. Corporate or partnership proxies should be signed in full corporate or partnership name by an authorized person. Persons signing in a fiduciary capacity should indicate their full titles in such capacity.
Signature: Date: Signature: Date:

CONTINUED ON THE REVERSE SIDE	SEE REVERSE SIDE

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☒	Please mark votes as in this example

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO SIGN AND PROMPTLY MAIL THIS PROXY IN THE RETURN ENVELOPE SO THAT YOUR STOCK MAY BE REPRESENTED AT THE MEETING.

A vote FOR the following proposals is recommended by the Board of Directors:

1. To elect the following five (5) directors to hold office until their respective successors are elected and qualified:

☐	FOR all nominees listed below (except as marked to the contrary below.)	☐	WITHHOLD AUTHORITY to vote for all nominees listed below.

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list below.)

Leo Shi Young
Shi Jian Yin
Kevin Koy
Robert Coackley
Donald Morgan

2. To ratify the appointment of Ernst & Young Hua Ming as our independent auditors for the fiscal year ending September 30, 2008.

☐	FOR	☐	AGAINST	☐	ABSTAIN

3. To approve the amendment and restatement of our 2007 Equity Incentive Plan.

☐	FOR	☐	AGAINST	☐	ABSTAIN

4. To approve an Agreement and Plan of Merger pursuant to which Solar Enertech will reincorporate from the State of Nevada to the State of Delaware.

☐	FOR	☐	AGAINST	☐	ABSTAIN

5. To approve an increase in the amount of the Company’s authorized shares of common stock from two hundred million (200,000,000) to four hundred million (400,000,000).

☐	FOR	☐	AGAINST	☐	ABSTAIN

6. To approve any adjournments of the meeting to another time or place, if necessary in the judgment of the proxy holders, for the purpose of soliciting additional proxies in favor of any of the foregoing proposals.

☐	FOR	☐	AGAINST	☐	ABSTAIN

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